UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2015

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

■	BOND FUND

■	CORE FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	28

Financial Statements	104

Financial Highlights	108

Notes to the Financial Statements	116

Other Information	147

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Bond Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly, through loan assignments, or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without regard to sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure may vary, and the Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that the Fund will outperform more traditional or benchmark-constrained fixed income funds.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Shifting expectations about global economic growth and the timing of a potential Federal Reserve (“Fed”) interest rate hike, along with falling commodities prices, appear to have influenced the performance of the global fixed income markets during the six months ended September 30, 2015 (the “Reporting Period”).

When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. Uncertainty about the timing of potential Fed policy tightening became an increasingly key theme. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

For the Reporting Period overall, U.S. Treasuries performed strongly, outpacing other fixed income sectors with the exception of asset-backed securities. High yield corporate bonds underperformed U.S. Treasuries the most, followed by investment grade corporate bonds, sovereign emerging market debt and agency securities. Commercial mortgage-backed securities and residential mortgage-backed securities also underperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, as longer-term yields rose more than intermediate-term yields, and shorter-term yields edged down. The yield on the bellwether 10-year U.S. Treasury rose approximately 18 basis points to 2.04%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we had not changed our broadly positive view for the global economy, though we did see less cause for optimism. We believe the economic slowdown in the emerging markets is constraining global economic growth overall. Further, in our view, U.S. and European economic momentum is moderating, and Japan is facing stronger headwinds. The risks of policy missteps in China have manifested, in our view, raising the prospect of further volatility in the fixed income markets. Additionally, we think the benefits of lower oil prices are fading, with no end in sight for the downward trend in the commodities markets.

We believed, at the end of the Reporting Period, that the U.S. economy was caught in the cross-currents of domestic strength and global weakness. In our view, the U.S. is likely to

MARKET REVIEW

benefit from labor market tightening as well as from improvements in the housing market and in retail sales. Risks include tight financial conditions and weak global demand, while production cuts in the energy sector could have an impact on capital expenditures. Although the Fed may yet raise rates in 2015, we believe the odds of a delay are growing.

In the Eurozone, economic growth momentum appears to have flattened. The Syrian refugee crisis seems to have replaced worries about a potential Greek exit as the dominant policy challenge. We think the European Central Bank is likely to expand its quantitative easing in early 2016. In the U.K., we expect economic growth data to remain positive and believe an interest rate hike by the Bank of England in early 2016 is possible. However, we do not expect the U.K. central bank to move before the Fed acts. Japan faces a possible relapse into recession, and we believe the Bank of Japan will probably ease again in the near term. In the emerging markets, economic growth has weakened under the combined pressures of the commodities slump, China’s economic slowdown, U.S. dollar strength and fears of Fed policy tightening.

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -0.08%, -0.55%, 0.09%, -0.17%, 0.04% and -0.21%, respectively. These returns compare to the -0.47% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.35%. This return compares to the 0.53% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency strategy further boosted the Fund’s relative results. In our currency strategy, positions in several developed market currencies proved beneficial during the Reporting Period, particularly having underweighted positions in the Japanese yen, Canadian dollar and Australian dollar. The currency strategy is primarily implemented via currency forwards. Bottom-up individual issue selection overall added value as well.

Our cross-sector strategy detracted from Fund performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s overweighted exposure to corporate credit detracted from relative results. Credit spreads, or the yield differential between corporate bonds and duration-equivalent U.S. Treasuries, widened during the Reporting Period amidst heavy market volatility. An allocation to tax-exempt Puerto Rican municipal debt also dampened results, as spreads widened due largely to increased concerns about the commonwealth’s ability to meet its debt obligations.

Individual issue selection of structured debt within the corporate credit sector added value. Tactical trades within our government/swaps strategy and selection of U.S. dollar-denominated emerging market debt also contributed positively to relative results. The government/swaps selections strategy is primarily implemented via currency forwards. There were no meaningful detractors from a security selection perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index during the second quarter of 2015, which helped as government yields rose broadly on stronger economic data and expectations that the

PORTFOLIO RESULTS

Federal Reserve (the “Fed”) would raise interest rates in 2015. In August 2015, we removed the short U.S. duration position and moved to a rather neutral position relative to the Barclays Index as volatility picked up early in the month. We then shifted to a modestly longer duration position than that of the Barclays Index in September 2015, ahead of the Fed’s meeting, due to tightening financial conditions and our view that the Fed was not likely to raise rates. We maintained a bullish bias regarding the Fed’s monetary policy, but toward the end of the Reporting Period, we returned to a more neutral duration position in the Fund compared to that of the Barclays Index as yields moved lower amid Fed rhetoric indicating its bias toward hiking rates in late 2015. At the end of the Reporting Period, we expected the Fed to raise interest rates either in December 2015 or early in 2016, as international headwinds such as low commodity prices and volatility in Asia skewed risks, in our view, toward a later hike.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we adjusted the Fund’s U.S. duration position during the Reporting Period as market conditions and perceptions around Fed policy shifted.

From a sector perspective, we increased the Fund’s already overweighted exposure to corporate credit on our expectations that global economic growth is likely to improve. We maintained the Fund’s underweighted exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors amid high prepayment speeds.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	At the end of September 2015, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities, high yield corporate bonds and investment grade corporate bonds. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities and, to a lesser extent, in residential mortgage-backed securities. The Fund held rather neutral positions compared to the Barclays Index in quasi-government securities, commercial mortgage-backed securities, covered bonds and emerging market debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund maintained a rather neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Bond Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.08%	-0.47%	1.81%	1.54%
Class C	-0.55	-0.47	1.14	0.86
Institutional	0.09	-0.47	2.22	1.94
Service	-0.17	-0.47	1.68	1.39
Class IR	0.04	-0.47	2.13	1.85
Class R	-0.21	-0.47	1.64	1.35

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	0.35%	0.53%	2.17%	1.90%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-2.20%	3.14%	4.33%	11/30/06
Class C	-0.17	3.16	3.99	11/30/06
Institutional	1.94	4.30	5.14	11/30/06
Service	1.43	3.79	4.96	6/20/07
Class IR	1.85	4.11	4.88	11/30/07
Class R6	N/A	N/A	0.35	7/31/15
Class R	1.34	3.65	4.40	11/30/07

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end . They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.12%
Class C	1.54	1.87
Institutional	0.45	0.78
Service	0.95	1.29
Class IR	0.54	0.87
Class R6	0.43	0.76
Class R	1.04	1.38

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of -0.61%, -0.97%, -0.44%, -0.68%, -0.49% and -0.73%, respectively. These returns compare to the -0.47% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.29%. This return compares to the 0.53% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency strategy was the primary positive contributor to Fund performance during the Reporting Period. In our currency strategy, underweighted positions in the euro and Japanese yen and an overweighted position in the U.S. dollar versus the Canadian dollar proved particularly beneficial during the Reporting Period. The currency strategy is primarily implemented via currency forwards. Our country strategy contributed as well, driven by a long European rates strategy. The country strategy is primarily implemented via interest rate swaps and/or futures.

Our top-down cross-sector strategy and our bottom-up individual issue selection overall produced mixed results. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s underweighted exposure compared to the Barclays Index in emerging market debt, mortgage-backed securities and government/swaps securities contributed positively to relative results. During the Reporting Period, emerging market debt posted weak performance, as sovereign spreads, or yield differentials to U.S. Treasuries, widened on heightened global volatility and the economic slowdown in China. Similarly, agency mortgage-backed securities underperformed the Barclays Index, as mortgage spreads widened in response to increased volatility. In the government/swaps sector, being underweight U.S. Treasuries hurt, as these securities outperformed the Barclays Index amidst a flight to safety. The government/swaps selection strategy is primarily implemented via interest rate swaps and/or futures. Conversely, having an overweighted allocation to corporate bonds detracted from relative results. We maintained the Fund overweight based on our view that there is macroeconomic support for the corporate credit sector. However, during the Reporting Period, investment grade corporate bond spreads widened, and credit overall weakened due to high issuance and heightened global volatility. An overweight to agency securities, which lagged the Barclays Index during the Reporting Period, also detracted from the Fund’s relative results.

Individual issue selection amongst structured products within the corporate credit sector, particularly in the banking and financial industries, contributed positively to relative results. Selection of mortgage-backed security passthroughs and

PORTFOLIO RESULTS

tactical trades on the mid- to long-term end of the U.S. dollar curve added value as well. However, individual issue selection among investment grade corporate bonds overall dampened relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. We maintained a short U.S. duration position relative to the Barclays Index throughout the Reporting Period based on what we viewed as improving inflation indicators, generally strong economic data releases and our expectation that the Federal Reserve (the “Fed”) would raise rates in either late 2015 or early 2016. That said, we reduced the short position toward the end of the Reporting Period as our view began trending more toward a neutral duration position given our growing expectation that the Fed would postpone raising interest rates due to what proved to be subdued inflation, heightened global volatility and depressed commodity prices. However, the fact that the Fed did not raise rates in September 2015 as we, along with many others, originally expected and because U.S. Treasury yields did not increase in reaction to positive economic data during the summer of 2015, the Fund’s short U.S. duration position hurt performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we shifted the Fund’s short U.S. duration position toward a rather neutral stance toward the end of the Reporting Period due to an increase in volatility.

From a sector perspective, we maintained the Fund’s overweighted exposure relative to the Barclays Index to corporate credit. Within the sector, we maintained a modest overweight in the Fund to investment grade credit based on our view that there is a supportive macroeconomic outlook in the developed markets despite the greater global volatility. We also maintained a bias toward lower-rated securities within the intermediate segment of the corporate term structure.

We maintained the Fund’s underweighted exposure to agency mortgage-backed securities during the Reporting Period based on our belief that the sector faces headwinds, including increased supply and reduced demand. However, within the sector, we did maintain a modest overweight in the Fund to agency multi-family mortgage-backed securities.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	At the end of September 2015, the Fund had its most overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities and investment grade corporate bonds (with an emphasis on the financials and industrials industries). The Fund also had a more modestly overweighted exposure at the end of the Reporting Period to quasi-government securities. The Fund had its most underweighted exposure relative to the Barclays Index in U.S. government securities. The Fund maintained rather neutral exposures relative to the Barclays Index to commercial mortgage-backed securities, residential mortgage-backed securities, covered bonds, high yield corporate bonds and emerging market debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a sizable position in cash and cash equivalents at the end of September 2015. The Fund maintained a rather neutral overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.61%	-0.47%	1.73%	1.64%
Class C	-0.97	-0.47	1.06	0.97
Institutional	-0.44	-0.47	2.13	2.05
Service	-0.68	-0.47	1.64	1.55
Class IR	-0.49	-0.47	2.04	1.96
Class R	-0.73	-0.47	1.55	1.46

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	0.29%	0.53%	2.05%	1.96%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.90%	2.37%	3.39%	4.75%	5/1/97
Class C	0.07	2.41	3.02	4.05	8/15/97
Institutional	2.18	3.53	4.14	5.44	1/5/94
Service	1.77	3.01	3.63	4.88	3/13/96
Class IR	2.19	3.44	N/A	3.77	11/30/07
Class R6	N/A	N/A	N/A	0.29	7/31/15
Class R	1.58	2.93	N/A	3.27	11/30/07

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end . They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.81%
Class C	1.53	1.56
Institutional	0.44	0.47
Service	0.94	0.97
Class IR	0.53	0.58
Class R6	0.42	0.45
Class R	1.03	1.07

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs

Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.89%, -1.35%, -0.72%, -0.97% and -0.77%, respectively. These returns compare to the -0.91% cumulative total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Barclays Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.17%. This return compares to the 0.32% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The primary contributor to the Fund’s performance was our country strategy. Within our country strategy, our five-year/ five-year relative value trading, implemented via the use of interest rate swaps, proved most effective. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) In particular, the Fund’s exposure to the European interest rate curve proved effective. Such positioning more than offset the detracting impact of positioning in Brazil and the U.S. during the Reporting Period. Additionally, several relative value trades strongly benefited results, especially our long Japanese yen 10-year/20-year position versus short U.S. dollar and euro 10-year/20-year trade and our long euro five-year rates position versus short U.S. 10-year rates trade. The Fund’s long position in Canadian 10-year rates versus short position in U.S. 10-year rates trade also added value. These relative value trades boosted results, as expectations of an interest rate hike in the U.S. were pushed further into the future based on worsening global macroeconomic data. The country strategy is primarily implemented via interest rate swaps and/or futures.

To a more modest degree, our duration strategy also contributed positively to the Fund’s results. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Detracting from the Fund’s performance were our cross-sector and currency strategies. Our cross sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Within our currency strategy, the Fund’s long position in the Mexican peso detracted the most. The Mexican peso depreciated against the U.S. dollar through most of the Reporting Period, partially due to the flight to U.S. dollar safety seen in the wake of August 2015 volatility. The Fund’s long position in the New Zealand dollar also dampened relative results. The currency strategy is primarily implemented via currency forwards.

Individual issue selection produced mixed results during the Reporting Period. These strategies reflect any active views we take on these particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

The Fund’s overweight to corporate spreads compared to the Barclays Index, implemented via our cross-sector strategy, was the primary detractor from the Fund’s results. In August 2015, increased market volatility drove a broad risk-off sentiment among investors and pushed expectations of an interest rate hike by the Federal Reserve (“Fed”) further out.

PORTFOLIO RESULTS

In turn, corporate spreads, or yield differentials to U.S. Treasuries, widened especially dramatically in September 2015. High yield corporate bonds sold off for a fourth consecutive month in September 2015 amidst pressures from increased volatility. An overweight relative to the Barclays Index in commercial mortgage-backed securities also hurt. These detractors were partially offset by the Fund’s underweighted exposure to emerging market debt, which contributed positively.

Individual issue selection within the emerging market debt sector detracted from the Fund’s results during the Reporting Period, owing mostly to the Fund’s overweight to Mexican government debt as well as to positions in Columbia and Indonesia.

Conversely, bottom-up individual issue selection of corporate bonds boosted the Fund’s relative results during the Reporting Period. More specifically, selection of structured products within the corporate bond sector — such as those of Halcyon Loan Advisors or collateralized loan obligations from Shackleton — helped. Specific selection of credits within investment grade utilities and high yield financials contributed positively as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning contributed positively to results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. For example, the Fund’s long German duration position, implemented via what are known as Bobl futures contracts, in July 2015 was particularly beneficial to relative results. Detracting somewhat was our shifting from a long U.S. duration position relative to the Barclays Index at the end of March 2015 to a short U.S. duration position relative to the Barclays Index by the end of April 2015 and then to an even shorter relative position in June 2015 before extending duration slightly, though staying shorter than that of the Barclays Index, by the end of the Reporting Period. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we transitioned from a long U.S. duration position in comparison to that of the Barclays Index to a short U.S. duration position, held for most of the Reporting Period. We made this shift because we felt the market was being too bearish on the U.S. economy and that interest rates were likely to rise sooner than the consensus expected.

Within the investment grade corporate bond sector, we modestly reduced the Fund’s exposure to the financials industry, as we feel this segment is increasingly affected by the idiosyncratic risk of regulation, and increased its exposure to industrials. We moved to an increasingly underweighted allocation to emerging market debt during the

PORTFOLIO RESULTS

Reporting Period, as the global macroeconomic environment became of heightened concern to us, especially with the market volatility evident in August 2015. We also reduced the Fund’s exposure to quasi-government securities during the Reporting Period. We increased the Fund’s cash position during the Reporting Period.

From a country perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Barclays Index to Japan and the U.S. and decreased its relative weightings in the U.K. and in the Eurozone overall, primarily in Germany.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	At the end of September 2015, on a market-value weighted basis, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, commercial mortgage-backed securities and investment grade corporate bonds. The Fund had underweighted exposure relative to the Barclays Index in government securities, covered bonds, quasi-government securities and emerging market debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund was rather neutrally weighted compared to the Barclays Index in residential mortgage-backed securities and had no position in high yield corporate bonds at the end of the Reporting Period. The Fund also had a notable position in cash at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Barclays Index in the U.S. The Fund was underweight compared to the Barclays Index in Japan and the U.K. The Fund was relatively neutrally weighted to the Eurozone overall, but within the region, was overweight Germany and Italy, underweight France and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Australia, Canada, Denmark, Norway and Sweden. The Fund had a modestly shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond (Gross, USD, Hedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.89%	-0.91%	0.79%	0.62%
Class C	-1.35	-0.91	0.09	-0.09
Institutional	-0.72	-0.91	1.16	0.98
Service	-0.97	-0.91	0.66	0.48
Class IR	-0.77	-0.91	1.07	0.89

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond (Gross, USD, Hedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	0.17%	0.32%	0.94%	0.76%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.42%	2.52%	3.64%	5.32%	8/2/91
Class C	-0.48	2.53	3.25	3.97	8/15/97
Institutional	1.69	3.67	4.40	5.75	8/1/95
Service	1.11	3.12	3.87	5.45	3/12/97
Class IR	1.52	3.54	N/A	3.68	7/30/10
Class R6	N/A	N/A	N/A	0.17	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.18%
Class C	1.77	1.93
Institutional	0.70	0.84
Service	1.20	1.34
Class IR	0.77	0.90
Class R6	0.68	0.82

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/15	as of 3/31/15
U.S. Dollar	50.4%	50.0%
Euro	23.3	27.6
Japanese Yen	12.4	11.0
British Pound	4.8	5.8
Canadian Dollar	2.4	3.4
Mexican Peso	2.2	3.5
South Korean Won	0.6	0.8
Australian Dollar	0.4	0.5
South African Rand	0.3	0.4
Danish Krone	0.1	0.2
Polish Zloty	0.1	0.1
Czech Koruna	0.1	0.1

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.37%, -0.74%, -0.20%, -0.24% and -0.49%, respectively. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -1.11%. This return compares to the 0.05% cumulative total return of the LIBOR Index during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s performance during the Reporting Period was individual issue selection. These strategies reflect any active views we take on these particular sectors.

Within our top-down strategies, our currency and country strategies contributed positively to Fund performance. Within our currency strategy, the Fund benefited most from an underweighted position in a basket of Asian currencies, including the Chinese renminbi, South Korean won and New Taiwan dollar. Within our country strategy, the Fund benefited from long duration positions in Canada and Europe versus a short U.S. duration position.

The Fund’s duration strategy contributed positively, albeit modestly to its performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the corporate bond and municipal debt sectors detracted. Throughout the Reporting Period, the broad corporate bond sector, both investment grade and high yield, experienced significant spread widening, meaning the differential in yields between these sectors and U.S. Treasuries increased. Within the municipal debt sector, exposure to Puerto Rico debt hurt most, as there was significant downward price movement following comments in June 2015 by the commonwealth’s governor indicating that its current debt was unsustainable and there was a need for a debt restructure. At the end of the Reporting Period, the commonwealth was continuing to explore various options to restructure its outstanding debt.

Conversely, individual issue selection within the government/swaps sector contributed positively to the Fund’s performance. In particular, the Fund benefited from its yield curve steepening positions within the sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively, albeit modestly, to results during the Reporting Period. The Fund particularly benefited from a long duration in European interest rates toward the beginning of the Reporting Period and from a long duration position in U.S. interest rates toward the end of

PORTFOLIO RESULTS

the Reporting Period, the latter position being established based on our view that the Federal Reserve (the “Fed”) would not raise interest rates following its September 2015 meeting.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Both the country strategy and currency strategy employ derivatives to achieve their views. In the country strategy, the Team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively to the Fund’s performance. Within the country strategy, the Fund benefited from a long Canadian dollar and euro vs short U.S. rates positions.

In the currency strategy, transactions were carried out primarily using over-the-counter spot and forward foreign exchange contracts as well as by purchasing over-the-counter options. The currency strategy overall contributed positively to the Fund’s performance. Within the currency strategy, the Fund benefited from a short position in a basket of Asian currencies such as the Chinese yuan, Korean won, and New Taiwan dollar.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

During the Reporting Period, we modestly reduced the Fund’s exposure to Puerto Rico municipal debt, as these securities had come under heavy pressure following comments from the commonwealth’s governor. We kept the Fund’s corporate bond exposure relatively modest throughout the Reporting Period based on seasonality, as credit assets have historically performed poorly in the summer months. However, we did add to the Fund’s corporate bond sector position toward the end of the Reporting Period based on what we considered to be attractive valuations. We also slowly increased the Fund’s exposure to securitized products, specifically in Federal Family Education Loan Program (“FFELP”) student loans, as we believe this move represented an opportunity to add what we consider to be high quality cash flows at attractive levels.

Early in the Reporting Period, our country strategy’s largest conviction was that in the long Japan/U.S. versus short U.K./ Europe trade, as we sought to capture the divergence of the respective economies. Following strong performance, we wound down the trade. In June 2015, we pivoted into a long Europe versus short U.K. and U.S. rates position. Within the Fund’s currency strategy, we steadily increased the Fund’s overweighted positions in other developed market currencies versus an underweighted position in a basket of Asian currencies given our concerns surrounding a slowdown in Asian economic growth.

Q	How was the Fund positioned at the end of September 2015?

A	At the end of September 2015, the Fund had the majority of its total net assets invested in U.S. government securities, followed by collateralized loan obligations, agency and

PORTFOLIO RESULTS

non-agency mortgage-backed securities, high yield corporate bonds, emerging market debt, investment grade corporate bonds, quasi-government securities, corporate bank loans and commercial mortgage-backed securities. The Fund also maintained exposure at the end of the Reporting Period to asset-backed securities, municipal bonds and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had a sizable position in cash at the end of the Reporting Period.

The Fund’s largest duration positions at the end of the Reporting Period were its long duration position in Europe versus its short duration positions in the U.K. and U.S. The Fund had a more modestly long duration position in Canada and a more modestly short duration position in Japan. The Fund had a long duration overall relative to the LIBOR Index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the Mexican peso and the Chilean peso. The Fund was most short a basket of Asian currencies, including the Chinese renminbi, the South Korean won, the New Taiwan dollar and the Singapore dollar at the end of the Reporting Period. More modestly so, the Fund also had short positions in the euro, the Israeli shekel and the United Arab Emirates dirham at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.37%	0.14%	2.53%	2.53%
Class C	-0.74	0.14	1.88	1.88
Institutional	-0.20	0.14	2.97	2.97
Class IR	-0.24	0.14	2.88	2.88
Class R	-0.49	0.14	2.38	2.38

July 31, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class R6	-1.11%	0.05%	2.86%	2.86%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-7.28%	2.05%	2.16%	6/30/10
Class C	-5.36	2.03	2.14	6/30/10
Institutional	-3.36	3.18	3.26	6/30/10
Class IR	-3.36	3.08	3.16	6/30/10
Class R6	N/A	N/A	-1.11	7/31/15
Class R	-3.94	2.56	2.64	6/30/10

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	0.91%
Class C	1.66	1.66
Institutional	0.57	0.57
Class IR	0.66	0.66
Class R6	0.55	0.55
Class R	1.16	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS BOND FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 28.6%
Automotive – 0.9%
Ford Motor Credit Co. LLC
$2,175,000	5.875%		08/02/21	$2,454,503
General Motors Financial Co., Inc.
1,050,000	3.500		07/10/19	1,060,119

				3,514,622

Banks – 6.2%
American Express Co.(a)(b)
1,200,000	6.800		09/01/66	1,212,000
Banco Nacional de Costa Rica(c)
260,000	6.250		11/01/23	254,475
Bank of America Corp.
625,000	4.125		01/22/24	650,176
575,000	4.000		04/01/24	593,414
Barclays Bank PLC
425,000	2.500		02/20/19	432,257
Compass Bank
275,000	1.850	(a)	09/29/17	274,215
475,000	5.500		04/01/20	511,238
Credit Suisse AG(c)
250,000	6.500		08/08/23	269,063
Credit Suisse Group AG(a)(b)(c)
600,000	7.500		12/18/49	625,500
Credit Suisse Group Funding Guernsey Ltd.(c)
775,000	3.750		03/26/25	749,115
Discover Financial Services(a)
900,000	3.750		03/04/25	868,039
HSBC Holdings PLC(a)(b)
725,000	6.375		03/30/49	691,469
ING Bank NV(a)(b)
700,000	4.125		11/21/23	716,483
ING Groep NV(a)(b)
775,000	6.000		04/16/49	753,687
Intesa Sanpaolo SpA
675,000	2.375		01/13/17	676,930
950,000	3.875		01/16/18	979,514
Intesa Sanpaolo SPA(c)
1,025,000	5.017		06/26/24	1,011,215
Intesa Sanpaolo SpA(a)(b)(c)
600,000	7.700		09/17/49	582,700
JPMorgan Chase & Co.(a)(b)
1,075,000	5.300		05/01/49	1,056,187
LBG Capital No.1 PLC(a)(b)(c)
625,000	8.000		06/15/49	706,250
Lloyds Bank PLC
350,000	2.300		11/27/18	353,717
1,875,000	2.350		09/05/19	1,883,695
Macquarie Bank Ltd.(c)
400,000	6.625		04/07/21	448,355
Nationwide Building Society(c)
900,000	3.900		07/21/25	920,312
PNC Preferred Funding Trust II(a)(b)(c)
800,000	1.560		03/29/49	739,000
Royal Bank of Scotland PLC(a)(b)
775,000	7.500		08/10/49	773,303

Corporate Obligations – (continued)
Banks – (continued)
Santander Bank NA
$325,000	2.000	%(a)	01/12/18	$322,334
400,000	8.750		05/30/18	457,651
Santander UK Group Holdings PLC(c)
225,000	4.750		09/15/25	222,368
Sumitomo Mitsui Financial Group, Inc.(c)
975,000	4.436		04/02/24	1,004,540
Synchrony Financial(a)
1,675,000	3.000		08/15/19	1,687,203
The Bank of Nova Scotia(c)
200,000	1.650		10/29/15	200,159
UBS Group Funding Jersey Ltd.(c)
1,275,000	4.125		09/24/25	1,268,872

				23,895,436

Brokerage – 0.8%
Morgan Stanley, Inc.
325,000	3.875		04/29/24	332,502
1,875,000	3.700		10/23/24	1,895,137
175,000	4.000		07/23/25	178,844
750,000	5.550	(a)(b)	07/15/49	738,750

				3,145,233

Building Materials(a)(c) – 0.1%
HD Supply, Inc.
300,000	5.250		12/15/21	301,875

Chemicals(a) – 0.4%
Ashland, Inc.
575,000	4.750		08/15/22	534,750
Eastman Chemical Co.
675,000	3.800		03/15/25	658,728
LyondellBasell Industries NV
300,000	5.000		04/15/19	322,801

				1,516,279

Consumer Products(a) – 0.1%
Sally Holdings LLC
125,000	6.875		11/15/19	130,000
Spectrum Brands, Inc.
100,000	6.625		11/15/22	106,125

				236,125

Electric(a) – 0.3%
Consumers Energy Co.
850,000	3.950		05/15/43	827,393
Puget Sound Energy, Inc.(b)
250,000	6.974		06/01/67	213,437

				1,040,830

Energy – 1.5%
Anadarko Petroleum Corp.
680,000	3.450	(a)(d)	07/15/24	654,439
325,000	6.450		09/15/36	359,593
Antero Resources Corp.(a)(c)
475,000	5.625		06/01/23	415,625

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Apache Corp.(a)
$100,000	3.250%		04/15/22	$97,349
650,000	4.250		01/15/44	552,038
Brazil Minas SPE via State of Minas Gerais
420,000	5.333		02/15/28	336,000
Chesapeake Energy Corp.(d)
425,000	5.750		03/15/23	277,312
Cimarex Energy Co.(a)
150,000	4.375		06/01/24	145,875
ConocoPhillips Co.(a)
580,000	3.350		11/15/24	567,024
400,000	4.150		11/15/34	378,140
Continental Resources, Inc.(a)
225,000	3.800		06/01/24	183,513
Devon Energy Corp.(a)
650,000	3.250		05/15/22	621,497
200,000	5.600		07/15/41	191,271
Laredo Petroleum, Inc.(a)
150,000	6.250		03/15/23	135,000
Petroleos de Venezuela SA
120,000	9.000		11/17/21	43,080
390,000	6.000		05/16/24	126,750
170,000	6.000		11/15/26	53,780
70,000	5.375		04/12/27	22,138
20,000	5.500		04/12/37	6,250
Valero Energy Corp.
650,000	3.650		03/15/25	624,290
Weatherford International Ltd.
50,000	9.625		03/01/19	53,000

				5,843,964

Food & Beverage – 0.9%
ConAgra Foods, Inc.(a)
925,000	3.200		01/25/23	886,370
Kraft Heinz Foods Co.(a)(c)
525,000	2.800		07/02/20	528,988
775,000	3.950		07/15/25	791,681
SABMiller Holdings, Inc.(c)
675,000	4.950		01/15/42	687,053
Suntory Holdings Ltd.(c)
550,000	2.550		09/29/19	555,825

				3,449,917

Food & Drug Retailers(a) – 0.8%
CVS Health Corp.
425,000	3.500		07/20/22	438,838
1,525,000	3.375		08/12/24	1,530,094
Walgreens Boots Alliance, Inc.
475,000	2.700		11/18/19	479,989
750,000	4.800		11/18/44	718,011

				3,166,932

Gaming – 0.1%
MGM Resorts International
475,000	6.750		10/01/20	489,250

Corporate Obligations – (continued)
Health Care – Services – 0.6%
CHS/Community Health Systems, Inc.(a)
$100,000	8.000%		11/15/19	$104,250
McKesson Corp.(a)
650,000	2.700		12/15/22	624,746
UnitedHealth Group, Inc.
450,000	4.625		07/15/35	476,648
925,000	4.750		07/15/45	976,542

				2,182,186

Health Care Products – 0.1%
Becton Dickinson & Co.
475,000	2.675		12/15/19	480,266

Home Construction – 0.2%
MDC Holdings, Inc.
500,000	5.625		02/01/20	524,467
200,000	5.500	(a)	01/15/24	205,743
300,000	6.000	(a)	01/15/43	242,639

				972,849

Life Insurance(c) – 0.7%
Reliance Standard Life Global Funding II
675,000	2.500		01/15/20	676,030
Teachers Insurance & Annuity Association of America
870,000	4.900		09/15/44	894,966
The Northwestern Mutual Life Insurance Co.
800,000	6.063		03/30/40	974,165

				2,545,161

Media – Cable – 0.8%
CCO Safari II LLC(a)(c)
925,000	4.908		07/23/25	919,811
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(a)
400,000	4.450		04/01/24	410,012
525,000	3.950		01/15/25	514,171
Time Warner Cable, Inc.
375,000	5.000		02/01/20	401,689
Videotron Ltd.
825,000	5.000		07/15/22	807,469

				3,053,152

Media – Non Cable – 1.0%
21st Century Fox America, Inc.
1,125,000	4.000		10/01/23	1,155,375
NBCUniversal Media LLC
750,000	4.375		04/01/21	818,787
1,525,000	4.450		01/15/43	1,517,325
Nielsen Finance LLC/Nielsen Finance Co.(a)
525,000	4.500		10/01/20	526,312

				4,017,799

Metals & Mining – 0.4%
Alcoa, Inc.(a)
250,000	5.125		10/01/24	238,125
CITIC Ltd.
200,000	6.800		01/17/23	226,578

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Metals & Mining – (continued)
	Freeport-McMoRan, Inc.(a)
	$475,000	5.400%		11/14/34	$330,125
	Glencore Finance Canada Ltd.(c)
	880,000	2.700		10/25/17	791,560

					1,586,388

	Noncaptive – Financial – 0.6%
	GE Capital Trust I(a)(b)
	458,000	6.375		11/15/67	495,785
	General Electric Capital Corp.
MXN	2,000,000	8.500		04/06/18	128,365
	$200,000	6.150		08/07/37	259,414
	600,000	5.875		01/14/38	756,438
	International Lease Finance Corp.(c)
	200,000	6.750		09/01/16	207,000
	575,000	7.125		09/01/18	631,752

					2,478,754

	Packaging(a) – 0.1%
	Reynolds Group Issuer, Inc.
	575,000	5.750		10/15/20	580,750

	Paper(a)(c) – 0.1%
	Sappi Papier Holding GmbH
	550,000	7.750		07/15/17	574,750

	Pharmaceuticals – 2.4%
	AbbVie, Inc.(a)
	1,250,000	2.500		05/14/20	1,243,181
	450,000	3.200		11/06/22	447,843
	Actavis Funding SCS
	1,125,000	2.350		03/12/18	1,128,968
	275,000	3.450	(a)	03/15/22	271,299
	550,000	4.850	(a)	06/15/44	502,211
	Bayer US Finance LLC(c)
	1,025,000	3.000		10/08/21	1,041,082
	EMD Finance LLC(a)(c)
	1,500,000	2.950		03/19/22	1,482,150
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.(a)(c)
	500,000	6.000		07/15/23	493,750
	Forest Laboratories, Inc.(c)
	1,050,000	4.375		02/01/19	1,111,338
	425,000	5.000	(a)	12/15/21	461,032
	Valeant Pharmaceuticals International, Inc.(a)(c)
	575,000	6.750		08/15/18	585,063
	150,000	5.875		05/15/23	143,250
	300,000	6.125		04/15/25	285,750

					9,196,917

	Pipelines – 1.2%
	Enbridge, Inc.(a)
	325,000	3.500		06/10/24	288,697
	Energy Transfer Partners LP(a)
	70,000	3.600		02/01/23	63,001
	Enterprise Products Operating LLC(a)(b)
	775,000	8.375		08/01/66	762,406
	375,000	7.034		01/15/68	397,500

	Corporate Obligations – (continued)
	Pipelines – (continued)
	Kinder Morgan, Inc.
	$500	7.750%		01/15/32	$508
	1,025,000	5.050	(a)	02/15/46	783,877
	Sunoco Logistics Partners Operations LP(a)
	200,000	4.250		04/01/24	180,927
	TransCanada PipeLines Ltd.(a)(b)
	875,000	6.350		05/15/67	735,000
	Western Gas Partners LP(a)
	525,000	3.950		06/01/25	479,719
	Williams Partners LP(a)
	475,000	3.600		03/15/22	436,070
	625,000	3.900		01/15/25	535,330

					4,663,035

	Property/Casualty Insurance(a) – 0.4%
	American International Group, Inc.
	875,000	3.750		07/10/25	888,317
	The Chubb Corp.(b)
	500,000	6.375		03/29/67	495,000

					1,383,317

	Real Estate Investment Trust – 1.8%
	American Campus Communities Operating Partnership LP(a)
	800,000	3.750		04/15/23	789,200
	ARC Properties Operating Partnership LP(a)
	575,000	3.000		02/06/19	548,389
	CBRE Services, Inc.(a)
	500,000	5.250		03/15/25	510,625
	DDR Corp.
	755,000	7.500		04/01/17	816,686
	Education Realty Operating Partnership LP(a)
	750,000	4.600		12/01/24	749,475
	HCP, Inc.
	525,000	6.000		01/30/17	554,227
	800,000	4.250	(a)	11/15/23	806,392
	Select Income REIT(a)
	125,000	2.850		02/01/18	125,625
	225,000	3.600		02/01/20	229,208
	325,000	4.150		02/01/22	320,483
	Senior Housing Properties Trust(a)
	300,000	3.250		05/01/19	301,650
	Trust F/1401(c)
	300,000	5.250		12/15/24	310,500
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
	900,000	3.750		09/17/24	885,902

					6,948,362

	Retailers(a) – 0.5%
	Amazon.com, Inc.
	1,650,000	3.300		12/05/21	1,703,119
	Dollar Tree, Inc.(c)
	150,000	5.750		03/01/23	155,438
	Family Tree Escrow LLC(c)
	50,000	5.250		03/01/20	51,500

					1,910,057

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Schools – 0.1%
	Rensselaer Polytechnic Institute
	$350,000	5.600%		09/01/20	$399,679

	Technology – 1.2%
	Fiserv, Inc.(a)
	675,000	2.700		06/01/20	680,051
	Hewlett-Packard Co.
	375,000	2.600		09/15/17	386,245
	900,000	2.750		01/14/19	913,421
	Intel Corp.(a)
	1,125,000	3.700		07/29/25	1,154,234
	Oracle Corp.(a)
	775,000	2.500		05/15/22	763,685
	QUALCOMM, Inc.
	200,000	3.000		05/20/22	196,180
	Tech Data Corp.
	400,000	3.750		09/21/17	410,754

					4,504,570

	Tobacco – 1.2%
	BAT International Finance PLC(c)
	1,450,000	3.950		06/15/25	1,508,133
	Reynolds American, Inc.(a)
	3,150,000	4.450		06/12/25	3,300,990

					4,809,123

	Transportation(c) – 0.5%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	500,000	2.875		07/17/18	506,834
	750,000	3.050	(a)	01/09/20	756,622
	525,000	3.375	(a)	02/01/22	513,105

					1,776,561

	Wireless Telecommunications – 0.6%
	American Tower Corp.
	300,000	3.400		02/15/19	307,442
	Crown Castle International Corp.
	575,000	5.250		01/15/23	608,063
	Digicel Ltd.(a)(c)
	800,000	6.750		03/01/23	720,000
	Sprint Communications, Inc.(c)
	550,000	7.000		03/01/20	550,000

					2,185,505

	Wirelines Telecommunications – 2.0%
	Frontier Communications Corp.(a)(c)
	750,000	8.875		09/15/20	736,875
	Telefonica Emisiones SAU
	600,000	5.134		04/27/20	660,350
	Verizon Communications, Inc.
	275,000	2.625		02/21/20	276,350
	1,500,000	4.500		09/15/20	1,622,564
	2,100,000	5.150		09/15/23	2,317,281
	2,200,000	4.150	(a)	03/15/24	2,266,404

					7,879,824

	TOTAL CORPORATE OBLIGATIONS
	(Cost $113,017,876)				$110,729,468

	Mortgage-Backed Obligations – 34.8%
	Adjustable Rate Non-Agency(b) – 1.1%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	883,992	0.383%		09/20/66	$939,590
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
	575,751	0.263		09/20/66	609,066
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)
	1,189,260	2.750		04/20/20	1,315,590
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$577,290	0.334		07/25/47	469,759
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1
GBP	152,323	0.971		09/13/45	215,077
	Granite Mortgages PLC Series 2003-3, Class 3A
	18,732	0.964		01/20/44	28,312
	Lehman XS Trust Series 2007-4N, Class 1A1
	$80,581	0.324		03/25/47	79,372
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	319,210	1.383		12/25/46	261,673
	Quadrivio Finance Series 2011-1, Class A1
EUR	233,332	0.498		07/25/60	258,911

	TOTAL ADJUSTABLE RATE NON-AGENCY				$4,177,350

	Collateralized Mortgage Obligations – 4.3%
	Inverse Floaters – 0.3%
	FNMA REMIC Series 2010-126, Class LS(b)
	$1,258,740	4.803%		11/25/40	$255,191
	FNMA REMIC Series 2013-96, Class SW(b)
	548,887	5.906		09/25/43	89,004
	FNMA REMIC Series 2015
	1,000,000	6.054		10/01/45	158,218
	FNMA REMIC Series 2015-79
	3,625,000	5.506		10/01/45	485,976
	GNMA REMIC Series 2010-31, Class SA(b)
	819,978	5.534		03/20/40	121,435
	GNMA REMIC Series 2013-113, Class SD(b)
	754,032	6.491		08/16/43	141,739
	GNMA REMIC Series 2015-126, Class HS(b)
	500,000	6.001		09/20/45	92,795

					1,344,358

	Planned Amortization Class – 0.0%
	FNMA REMIC Series 2005-70, Class PA
	122,948	5.500		08/25/35	138,470

	Sequential Fixed Rate – 2.0%
	FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
	1,500,000	4.317		11/25/19	1,656,406
	FHLMC Multifamily Structured Pass-Through Certificates Series K026, Class A2
	2,000,000	2.510		11/25/22	2,028,245
	FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
	1,700,000	2.811		01/25/25	1,720,820

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2011-52, Class GB
$1,037,826	5.000%	06/25/41	$1,150,009
FNMA REMIC Series 2012-111, Class B
100,869	7.000	10/25/42	115,309
FNMA REMIC Series 2012-153, Class B
249,530	7.000	07/25/42	292,636
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	635,043

			7,598,468

Sequential Floating Rate(b) – 2.0%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
225,000	5.794	04/10/49	236,205
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,363,795	5.989	12/10/49	2,502,224
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
1,764,974	0.449	11/25/36	1,008,171
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
1,200,000	3.060	07/25/23	1,254,466
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
600,000	3.034	10/25/20	631,108
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
260,000	3.499	10/25/27	245,293
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
300,000	3.999	03/25/25	288,748
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
89,423	1.399	07/25/24	89,141
FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1
54,941	1.699	02/25/25	54,962
FNMA REMIC Series 2011-63, Class FG
259,823	0.644	07/25/41	261,485
FREMF Mortgage Trust Series 2014-K40, Class C(c)
600,000	4.208	11/25/47	576,973
FREMF Mortgage Trust Series 2014-K41, Class B(c)
400,000	3.961	11/25/47	390,224
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	51,924
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	51,425

			7,642,349

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			16,723,645

Federal Agencies – 29.4%
Adjustable Rate FHLMC(b) – 0.0%
$81,738	2.300%	09/01/35	$87,035

Mortgage-Backed Obligations – (continued)
FHLMC – 3.0%
$12,732	5.000%	05/01/18	$13,285
309,114	6.000	08/01/27	347,369
32,123	2.500	10/01/29	32,899
404,855	2.500	01/01/30	414,628
548,786	2.500	02/01/30	561,262
29,352	5.000	08/01/33	32,309
5,598	5.000	09/01/33	6,162
7,994	5.000	10/01/33	8,799
4,998	6.000	12/01/33	5,803
7,000	5.000	11/01/34	7,702
427,670	5.000	12/01/34	470,563
11,593	5.000	07/01/35	12,755
5,544	5.000	11/01/35	6,103
69,198	6.500	08/01/37	81,369
179,344	6.500	10/01/37	211,436
22,331	6.500	09/01/38	25,769
335,027	6.000	01/01/39	377,038
314,100	7.000	02/01/39	368,458
92,325	5.000	03/01/39	101,177
25,170	5.000	05/01/39	27,583
48,060	5.000	04/01/40	52,949
9,124	5.000	08/01/40	10,032
1,266,576	5.500	08/01/40	1,405,771
8,277	5.000	04/01/41	9,139
8,570	5.000	06/01/41	9,426
6,668,906	3.500	04/01/43	6,960,150

			11,559,936

FNMA – 11.1%
918,142	3.070	12/01/17	951,055
727,151	2.800	03/01/18	752,197
1,600,000	4.506	06/01/19	1,722,175
47,702	6.000	06/01/21	51,877
53,074	5.000	08/01/23	57,796
27,733	5.500	09/01/23	30,296
16,993	5.500	10/01/23	18,638
119,372	5.000	02/01/24	129,100
521,121	5.500	05/01/25	544,747
61	6.000	03/01/32	70
76,627	6.000	12/01/32	87,607
1,540	5.500	03/01/33	1,730
133,543	5.500	04/01/33	150,654
252	6.000	05/01/33	295
4,044	5.000	08/01/33	4,473
1,033	5.500	09/01/33	1,160
33,724	5.500	12/01/33	37,899
219	6.000	12/01/33	253
1,407	5.500	02/01/34	1,581
15,494	6.000	02/01/34	17,711
2,632	5.500	03/01/34	2,960
245	5.500	04/01/34	277
6,707	5.500	09/01/34	7,539
2,389	5.500	10/01/34	2,696
8,873	5.500	12/01/34	10,010
46,363	5.000	04/01/35	51,696
165	6.000	04/01/35	191

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$7,189	5.500%	05/01/35		$8,080
2,480	5.500	07/01/35		2,788
556,922	6.000	07/01/35		630,054
1,654	5.500	09/01/35		1,869
136,493	6.000	09/01/35		154,417
5,540	6.000	03/01/36		6,395
8,798	6.000	04/01/36		10,154
113	5.500	02/01/37		127
205	5.500	04/01/37		230
63	5.500	05/01/37		71
8,946	5.000	02/01/38		9,849
17,257	5.500	02/01/38		19,325
305	5.500	03/01/38		343
226	5.500	06/01/38		254
252	5.500	07/01/38		284
285	5.500	08/01/38		321
255	5.500	09/01/38		288
232,125	6.000	11/01/38		265,730
84	5.500	12/01/38		94
87,368	6.000	12/01/38		99,967
38,142	4.500	02/01/39		41,337
208,119	7.000	03/01/39		237,651
19,494	4.500	04/01/39		21,484
4,803	5.500	06/01/39		5,400
65,558	5.000	07/01/39		72,204
23,970	4.500	08/01/39		26,436
882,920	5.000	10/01/39		972,416
4,279	5.500	11/01/39		4,812
263,805	4.500	12/01/39		290,937
312,313	4.500	06/01/40		339,110
127,875	4.500	08/01/41		139,129
166,720	5.000	12/01/41		183,867
537,277	3.000	08/01/42		548,319
467,330	3.000	09/01/42		477,096
70,411	3.000	10/01/42		71,907
248,402	3.000	11/01/42		253,669
3,027,401	3.000	12/01/42		3,091,061
2,328,004	3.000	01/01/43		2,377,471
770,395	3.000	02/01/43		786,886
417,858	3.000	03/01/43		426,802
678,862	3.000	04/01/43		693,392
299,707	3.000	05/01/43		306,123
81,745	3.000	06/01/43		83,495
737,183	3.000	07/01/43		752,963
692,106	5.000	11/01/43		761,544
117,911	5.000	06/01/44		129,941
61,239	3.500	02/01/45		63,941
37,572	3.500	03/01/45		39,230
858,185	3.000	04/01/45		870,522
53,358	3.500	07/01/45		55,712
8,282,120	3.500	08/01/45		8,647,126
12,831,589	3.500	09/01/45		13,394,349
1,000,000	3.000	TBA-30yr	(e)	1,013,281

				43,026,936

Mortgage-Backed Obligations – (continued)
GNMA – 15.3%
$191,138	3.950%	07/15/25		$208,471
91,014	5.500	11/15/32		104,152
57,784	5.500	01/15/33		65,834
80,963	5.500	02/15/33		92,243
92,100	5.500	03/15/33		104,932
88,325	5.500	07/15/33		100,030
48,318	5.500	08/15/33		55,050
32,964	5.500	09/15/33		37,556
43,385	5.500	04/15/34		49,351
60,710	5.500	05/15/34		69,058
434,149	5.500	09/15/34		493,847
358,806	5.500	12/15/34		408,144
358,083	5.500	01/15/35		404,126
2,144	5.500	05/15/36		2,433
38,082	5.000	11/15/40		42,523
16,466,249	3.500	08/20/45		17,277,984
997,765	4.000	08/20/45		1,066,556
1,000,000	3.500	09/20/45		1,049,297
4,000,000	4.000	09/20/45		4,275,781
31,000,000	4.000	TBA-30yr	(e)	33,005,233

				58,912,601

TOTAL FEDERAL AGENCIES				$113,586,508

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $132,384,294)				$134,487,503

Agency Debentures – 2.3%
FFCB
$1,400,000	3.500%	12/20/23		$1,526,570
FHLB
2,400,000	4.625	09/11/20		2,768,069
1,200,000	3.000	09/10/21		1,284,139
400,000	5.375	08/15/24		493,800
FHLMC
400,000	2.375	01/13/22		412,252
FNMA
800,000	6.250	05/15/29		1,113,163
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,329,352

TOTAL AGENCY DEBENTURES
(Cost $8,230,383)				$8,927,345

Asset-Backed Securities – 13.3%
Collateralized Loan Obligations – 10.4%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
$2,600,000	0.000%	04/18/24		$2,501,460
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
327,832	0.777	10/14/22		323,797
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
2,286,258	0.000	10/14/22		2,243,962
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
3,900,000	1.803	12/31/27		3,822,390

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations – (continued)
	Crown Point CLO lll Ltd. Series 2015-3A, Class B(b)(c)
	$450,000	3.317%	12/31/27	$422,548
	Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
	1,090,502	1.509	11/21/22	1,076,434
	Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
	314,695	0.537	07/31/21	311,870
	Greywolf CLO V Ltd. Series 2015-1A, Class A1(b)(c)
	1,450,000	1.871	04/25/27	1,441,863
	Greywolf CLO V Ltd. Series 2015-1A, Class A2(b)(c)
	300,000	2.671	04/25/27	297,291
	Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class A(b)(c)
	1,700,000	1.731	04/20/27	1,673,043
	Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)(c)
	2,300,000	1.727	07/25/27	2,266,671
	NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2(b)(c)
	2,500,000	1.404	06/02/25	2,450,567
	OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
	2,200,000	1.569	11/22/23	2,166,780
	OFSI Fund V Ltd. Series 2013-5A, Class COMB(c)
	1,650,000	1.618	04/17/25	1,606,770
	Red River CLO Ltd. Series 1A, Class A(b)(c)
	652,795	0.548	07/27/18	649,646
	Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)(c)
	1,850,000	0.000	07/25/26	1,815,035
	Sound Point CLO Vlll Ltd. Series 2015-1A, Class B(b)(c)
	700,000	2.344	04/15/27	673,139
	SPS Servicer Advance Receivables Trust Series 2015-T1, Class A(c)
	8,700,000	2.530	06/15/45	8,700,000
	Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
	4,085,671	0.503	08/01/22	4,032,235
	York CLO Ltd. Series 2014-1A, Class A(b)(c)
	1,500,000	1.816	01/22/27	1,483,713

				39,959,214

	Home Equity – 0.6%
	Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(c)(f)
	182,038	3.623	04/28/30	181,440
	Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(b)
	7,141	0.994	10/27/32	6,821
	Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(b)
	4,121	0.859	10/25/32	3,969
	Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1(b)
	65,468	0.999	12/25/42	65,198
	CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(b)
	1,460	0.819	01/25/32	1,290

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
	$94,242	7.000%	09/25/37	$93,451
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
	45,256	7.000	09/25/37	45,695
	GSAMP Trust Series 2006-HE8, Class A2C(b)
	1,350,000	0.369	01/25/37	1,090,029
	Home Equity Asset Trust Series 2002-1, Class A4(b)
	257	0.799	11/25/32	227
	Home Equity Loan Trust Series 2007-FRE1, Class 2AV3(b)
	1,400,000	0.429	04/25/37	888,181
	Renaissance Home Equity Loan Trust Series 2003-2, Class A(b)
	1,260	1.079	08/25/33	1,185
	Renaissance Home Equity Loan Trust Series 2003-3, Class A(b)
	4,118	0.699	12/25/33	3,967

				2,381,453

	Student Loan(b) – 2.3%
	Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
	2,198,101	0.994	10/25/56	2,153,824
	Scholar Funding Trust Series 2010-A, Class A(c)
	791,412	1.044	10/28/41	767,178
	SLM Student Loan Trust Series 2005-4, Class A3
	534,453	0.415	01/25/27	507,409
	SLM Student Loan Trust Series 2006-2, Class A5
	4,296,865	0.405	07/25/25	4,267,000
	SLM Student Loan Trust Series 2008-2, Class A3
	411,285	1.045	04/25/23	397,412
	SLM Student Loan Trust Series 2008-4, Class A4
	850,000	1.945	07/25/22	855,920

				8,948,743

	TOTAL ASSET-BACKED SECURITIES
	(Cost $50,796,779)			$51,289,410

	Foreign Debt Obligations – 3.9%
	Sovereign – 3.7%
	Dominican Republic
DOP	100,000	10.375%	03/04/22	$2,232
	300,000	14.500	02/10/23	7,924
	$280,000	6.600 (c)	01/28/24	289,800
	210,000	6.600	01/28/24	217,350
	191,000	8.625	04/20/27	221,082
DOP	100,000	11.375	07/06/29	2,291
	$450,000	6.850	01/27/45	432,562
	Italy Buoni Poliennali Del Tesoro
EUR	2,761,275	2.350	09/15/19	3,366,532
	1,320,000	3.750	05/01/21	1,694,841
	1,080,000	5.500	11/01/22	1,542,690
	Republic of Colombia
	$500,000	8.125	05/21/24	613,750
	200,000	4.500	01/28/26	195,097

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Croatia
EUR	150,000	3.875%	05/30/22	$167,963
	$270,000	5.500	04/04/23	276,750
	Republic of Indonesia
	320,000	4.125 (c)	01/15/25	301,600
	220,000	7.750	01/17/38	259,050
	Republic of Venezuela
	110,000	7.750	10/13/19	37,675
	70,000	6.000	12/09/20	23,100
	80,000	12.750	08/23/22	34,200
	70,000	9.000	05/07/23	23,975
	880,000	8.250	10/13/24	294,800
	40,000	7.650	04/21/25	13,300
	60,000	11.750	10/21/26	23,100
	40,000	9.250 (d)	09/15/27	15,500
	250,000	9.250	05/07/28	83,750
	130,000	11.950	08/05/31	50,700
	60,000	9.375	01/13/34	20,700
	50,000	7.000	03/31/38	16,125
	Spain Government Bond(c)
EUR	1,140,000	5.500	04/30/21	1,578,333
	United Mexican States
MXN	2,128,400	6.500	06/10/21	131,938
	$530,000	3.625	03/15/22	534,770
MXN	186,400	8.000	12/07/23	12,442
	4,356,000	7.500	06/03/27	281,298
	1,065,300	8.500	05/31/29	74,501
	3,616,300	7.750	11/23/34	237,456
	$20,000	6.050	01/11/40	21,900
	700,000	4.750	03/08/44	638,750
	90,000	5.550	01/21/45	92,250
	480,000	4.600	01/23/46	427,200

				14,259,277

	Supranational – 0.2%
	Inter-American Development Bank
	700,000	1.000	02/27/18	695,900

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $15,396,805)			$14,955,177

	Structured Note – 0.2%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	4,426,754	6.000%	08/15/40	$947,418
	(Cost $2,484,742)

	Municipal Debt Obligations – 1.4%
	California – 0.5%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$302,484
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	749,162

	Municipal Debt Obligations – (continued)
	California – (continued)
	East Bay Municipal Utility District Water System RB Build America Series 2010
	$900,000	5.874%	06/01/40	$1,126,053

				2,177,699

	Illinois – 0.2%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	538,625
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	107,732

				646,357

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	298,015

	Puerto Rico – 0.6%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	30,000	6.000	07/01/38	20,888
	45,000	6.000	07/01/44	31,163
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	120,000	5.500	07/01/28	83,250
	20,000	5.750	07/01/37	13,725
	35,000	6.000	07/01/47	24,150
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	20,000	5.000	07/01/33	13,550
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750	07/01/41	6,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	15,000	5.500	07/01/32	9,769
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.750	07/01/38	6,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	1,060,000	5.750	07/01/28	696,961
	170,000	5.000	07/01/41	109,225
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	15,000	5.250	07/01/37	9,675
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250	07/01/27	6,550
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
	15,000	0.000	08/01/37	1,481
	15,000	0.000	08/01/38	1,390
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	105,000	5.250	08/01/27	45,019
	325,000	0.000 (g)	08/01/32	132,057
	95,000	5.750	08/01/37	40,137

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A – (continued)
$15,000	6.375%	08/01/39	$6,394
235,000	6.000	08/01/42	99,287
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	6.250 (g)	08/01/33	15,377
55,000	5.375	08/01/39	23,169
550,000	5.500	08/01/42	231,687
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
15,000	5.375	08/01/38	6,319
290,000	6.000	08/01/39	122,525
935,000	5.250	08/01/41	393,869
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
370,000	5.000	08/01/43	155,862
50,000	5.250	08/01/43	21,063
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
95,000	5.500	08/01/28	40,969

			2,368,511

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,083,236)			$5,490,582

Government Guarantee Obligations – 2.6%
Hashemite Kingdom of Jordan Government AID Bond(h)
$1,600,000	2.503%	10/30/20	$1,665,928
Israel Government AID Bond(h)
2,000,000	5.500	09/18/23	2,463,782
300,000	5.500	12/04/23	370,521
650,000	5.500	04/26/24	802,949
40,000	5.500	09/18/33	52,839
Kreditanstalt fuer Wiederaufbau(i)
4,500,000	1.125	08/06/18	4,508,995

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $9,739,018)			$9,865,014

U.S. Treasury Obligations – 17.6%
United States Treasury Bill(g)
$32,500,000	0.000%	03/24/16	$32,492,100
United States Treasury Bonds
7,600,000	3.750 (j)	11/15/43	8,949,456
3,500,000	3.625 (j)	02/15/44	4,025,350
4,100,000	2.875	08/15/45	4,097,458
United States Treasury Inflation Protected Securities
1,381,788	2.625	07/15/17	1,448,073
1,370,759	0.125	01/15/22	1,338,423
846,046	0.375	07/15/23	832,695
1,667,180	0.625	01/15/24	1,661,445
552,800	0.125	07/15/24	528,266

U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities – (continued)
$352,230	0.375%	07/15/25	$343,424
2,785,280	1.375	02/15/44	2,833,159
United States Treasury Notes
5,000,000	2.250	04/30/21	5,190,450
3,400,000	2.000	05/31/21	3,481,702
100,000	1.875	05/31/22	100,962
900,000	1.750	09/30/22	899,649

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $67,436,336)			$68,222,612

Shares	Rate	Value
Investment Company(k) – 0.0%
Goldman Sachs Financial Square Government Fund – FST Shares
405	0.006%	$405
(Cost $405)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS
(Cost $405,569,874)		$404,914,934

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment – 0.8%
Commercial Paper – 0.8%
Barclays Bank PLC
$3,250,000	0.889%	04/13/16	$3,250,000
(Cost $3,250,000)

TOTAL INVESTMENTS – 105.5%
(Cost $408,819,874)			$408,164,934

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.3)%
Citigroup Reverse Repurchase Agreement
$(307,062)	0.875%	08/25/16	$(307,062)
Royal Bank of Canada Reverse Repurchase Agreement
(690,200)	1.500	05/07/16	(690,200)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(997,262))			$(997,262)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%			(20,291,260)

NET ASSETS – 100.0%			$386,876,412

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $73,733,270, which represents approximately 19.1% of net assets as of September 30, 2015.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $931,751.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $34,018,514 which represents approximately 8.8% of net assets as of September 30, 2015.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2015.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,356,019, which represents approximately 1.4% of net assets as of September 30, 2015.
(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $4,508,995, which represents approximately 1.2% of net assets as of September 30, 2015.
(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(k)	Represents an Affiliated Fund.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	2,489,727	EUR	1,666,495	$1,865,057	12/16/15	$396
	USD	469,504	MXN	7,457,361	441,100	10/01/15	28,404
Barclays Bank PLC	BRL	1,463,737	USD	356,000	368,924	10/02/15	12,924
	INR	22,209,143	USD	336,757	337,674	10/19/15	917
	USD	414,426	MXN	6,970,605	411,411	10/26/15	3,015
	USD	353,000	TRY	1,076,216	347,246	12/16/15	5,754
	USD	361,009	TWD	11,750,849	356,584	10/02/15	4,425
	USD	335,191	TWD	10,925,561	330,257	10/26/15	4,934
	ZAR	4,093,671	USD	288,789	291,295	12/17/15	2,506
BNP Paribas SA	EUR	317,000	PLN	1,345,087	354,695	12/16/15	1,534
	USD	367,285	GBP	237,747	359,540	12/16/15	7,746
	USD	883,372	TWD	29,230,782	883,105	11/30/15	267
Citibank NA (London)	JPY	85,499,527	USD	711,000	713,699	12/16/15	2,699
	USD	357,379	CNH	2,337,005	357,023	09/01/16	356
	USD	11,481,981	EUR	10,205,435	11,409,977	11/06/15	72,004
	USD	356,087	EUR	315,000	352,457	12/16/15	3,630
	USD	1,366,045	GBP	869,501	1,315,279	10/08/15	50,766
	USD	476,014	KRW	562,829,612	474,698	10/05/15	1,316
	USD	824,022	KRW	978,691,112	823,878	12/04/15	144
	USD	883,193	SGD	1,253,825	878,787	12/16/15	4,406
Credit Suisse International (London)	COP	1,142,305,744	USD	365,421	368,672	10/29/15	3,251
	GBP	468,977	EUR	633,000	709,224	12/16/15	953
	USD	1,685,854	CAD	2,232,526	1,672,388	12/16/15	13,466
Deutsche Bank AG (London)	BRL	4,253,000	USD	1,063,011	1,071,937	10/02/15	8,926
	HUF	144,586,643	USD	513,010	515,293	12/16/15	2,283
	ILS	1,398,514	USD	355,000	356,497	10/02/15	1,497
	ILS	1,398,514	USD	355,775	356,888	12/16/15	1,114
	TWD	23,248,769	USD	703,868	705,493	10/02/15	1,625
	USD	970,413	ILS	3,757,537	958,889	12/16/15	11,524
	USD	438,637	MXN	6,960,068	411,191	10/15/15	27,446
	USD	428,634	MXN	6,932,465	409,051	10/29/15	19,583
	USD	354,000	SGD	496,085	347,699	12/16/15	6,301
	USD	354,000	TWD	11,497,920	348,909	10/02/15	5,091
HSBC Bank PLC	PHP	15,463,751	USD	327,691	330,536	10/19/15	2,844
	RUB	40,101,823	USD	602,808	607,540	10/21/15	4,732
	TRY	1,104,476	USD	356,000	356,364	12/16/15	364
	USD	353,000	BRL	1,358,907	342,502	10/02/15	10,498
	USD	979,573	ILS	3,816,513	973,939	12/16/15	5,633
	USD	354,000	TWD	11,456,219	347,226	10/05/15	6,774
	USD	310,040	TWD	10,038,474	303,652	10/19/15	6,388
JPMorgan Securities, Inc.	CNH	4,601,358	USD	710,000	716,209	12/16/15	6,209
	HUF	141,047,564	USD	501,520	502,680	12/16/15	1,160
	INR	23,739,326	USD	358,871	360,030	11/03/15	1,159
	JPY	85,465,399	USD	711,000	713,414	12/16/15	2,414
	KRW	847,135,241	USD	710,624	714,615	10/02/15	3,991
	RUB	35,041,393	USD	528,885	530,875	10/21/15	1,990
	SEK	4,392,053	EUR	466,639	525,727	12/16/15	3,599
	USD	851,000	BRL	3,412,238	850,333	11/04/15	667
	USD	582,389	CAD	772,000	578,373	11/12/15	4,015

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	1,624,842	CAD	2,148,593	$1,609,513	12/16/15	$15,328
	USD	361,292	KRW	427,893,041	360,956	10/02/15	336
	USD	407,359	MXN	6,339,733	374,993	10/01/15	32,367
	USD	200,302	TWD	6,611,977	199,754	12/04/15	549
Morgan Stanley & Co. International PLC	BRL	4,995,046	USD	1,246,307	1,258,963	10/02/15	12,656
	USD	710,000	BRL	2,759,447	695,497	10/02/15	14,503
Royal Bank of Canada	USD	1,604,195	BRL	5,313,707	1,339,280	10/02/15	264,915
	USD	262,759	MXN	4,073,947	240,972	10/01/15	21,787
Royal Bank of Scotland PLC	CLP	627,802,845	USD	898,000	899,749	10/26/15	1,749
	COP	1,349,583,150	USD	428,435	436,826	10/05/15	8,390
	EUR	319,000	GBP	233,800	356,933	12/16/15	3,363
	TRY	1,106,441	USD	356,000	356,998	12/16/15	998
	USD	706,000	TRY	2,173,470	701,281	12/16/15	4,719
Standard Chartered Bank	CNH	4,615,608	USD	712,000	718,426	12/16/15	6,426
	COP	1,182,225,446	USD	365,561	382,784	10/02/15	17,222
	USD	708,000	CNH	4,531,561	705,344	12/16/15	2,656
	USD	354,000	KRW	415,861,500	350,743	10/05/15	3,257
	USD	356,000	KRW	419,316,736	353,408	10/23/15	2,592
State Street Bank and Trust	SEK	2,141,041	EUR	227,877	256,282	12/16/15	1,308
	USD	1,422,000	JPY	169,602,412	1,415,740	12/16/15	6,260
UBS AG (London)	BRL	4,686,171	USD	1,122,840	1,167,798	11/04/15	44,958
	EUR	636,000	GBP	460,428	711,628	12/16/15	15,332
	EUR	318,000	HUF	99,705,720	355,814	12/16/15	472
	EUR	318,000	USD	355,745	355,814	12/16/15	69
	INR	25,184,337	USD	377,237	382,910	10/19/15	5,673
	USD	892,307	BRL	3,454,775	870,750	10/02/15	21,557
	USD	949,335	CAD	1,259,193	943,263	12/16/15	6,072
	USD	354,000	KRW	419,242,200	353,659	10/02/15	341
	USD	354,000	KRW	413,195,526	348,274	10/21/15	5,726
Westpac Banking Corp.	NZD	564,000	USD	351,964	358,557	12/16/15	6,592
	USD	4,696,611	EUR	4,158,167	4,652,623	12/16/15	43,988
	USD	765,077	TWD	25,060,109	759,545	10/05/15	5,531
TOTAL							$951,332

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CLP	191,041,450	USD	277,354	$273,901	10/22/15	$(3,453)
	EUR	312,000	USD	356,035	349,101	12/16/15	(6,934)
	MXN	24,116,839	USD	1,429,824	1,423,396	10/26/15	(6,428)
	MXN	23,307,937	USD	1,380,270	1,370,234	12/16/15	(10,036)
	PLN	1,341,046	EUR	317,000	352,100	12/16/15	(2,595)
	PLN	1,263,548	USD	334,387	331,753	12/16/15	(2,634)
	USD	707,894	AUD	1,019,000	712,271	12/16/15	(4,377)
Barclays Bank PLC	GBP	92,217	USD	142,175	139,458	12/16/15	(2,716)
	USD	1,149,706	CNH	7,657,044	1,169,761	09/01/16	(20,055)
	USD	356,000	INR	23,645,378	359,511	10/19/15	(3,511)
	ZAR	4,876,290	USD	354,000	346,984	12/17/15	(7,016)
BNP Paribas SA	GBP	145,529	USD	227,515	220,081	12/16/15	(7,434)
	PLN	1,266,767	USD	335,827	332,598	12/16/15	(3,229)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	CLP	353,882,000	USD	513,617	$507,815	10/13/15	$(5,802)
	COP	1,742,901,300	USD	567,000	562,714	10/26/15	(4,286)
	EUR	382,000	USD	427,150	427,087	11/06/15	(63)
	EUR	317,000	USD	356,875	354,695	12/16/15	(2,180)
	GBP	691,000	USD	1,085,608	1,045,264	10/08/15	(40,344)
	GBP	379,920	USD	586,545	574,545	12/16/15	(12,000)
	HUF	140,215,382	USD	500,510	499,714	12/16/15	(796)
	KRW	978,691,112	USD	825,760	825,442	10/05/15	(318)
	TWD	6,843,701	USD	210,252	207,425	10/05/15	(2,827)
	USD	2,667,000	AED	9,829,052	2,670,064	08/11/16	(3,064)
	USD	1,069,326	CNH	6,915,649	1,076,431	12/16/15	(7,105)
	USD	355,000	ZAR	5,000,779	355,843	12/17/15	(843)
Credit Suisse International (London)	USD	712,000	RUB	47,710,550	722,812	10/21/15	(10,812)
Deutsche Bank AG (London)	MXN	23,450,196	USD	1,388,572	1,378,597	12/16/15	(9,974)
	USD	1,051,461	BRL	4,253,000	1,059,851	11/04/15	(8,391)
	USD	1,426,777	CNH	9,472,328	1,447,081	09/01/16	(20,304)
	USD	413,000	INR	27,351,850	415,866	10/19/15	(2,866)
	USD	354,000	INR	23,528,008	356,826	11/03/15	(2,826)
	USD	330,016	SEK	2,805,000	335,169	10/06/15	(5,153)
	USD	355,000	SGD	509,130	356,842	12/16/15	(1,842)
	USD	701,638	TWD	23,248,769	702,380	11/30/15	(742)
HSBC Bank PLC	BRL	2,900,657	USD	737,619	731,089	10/02/15	(6,530)
	TRY	1,086,585	USD	354,000	350,592	12/16/15	(3,408)
	USD	355,000	BRL	1,416,194	356,941	10/02/15	(1,941)
	USD	355,000	TRY	1,114,625	359,639	12/16/15	(4,639)
	USD	1,064,000	CNH	7,019,097	1,072,303	09/01/16	(8,303)
	ZAR	4,962,654	USD	356,000	353,130	12/17/15	(2,870)
JPMorgan Securities, Inc.	CAD	739,192	USD	557,639	553,794	11/12/15	(3,845)
	CAD	1,388,460	USD	1,064,000	1,040,096	12/16/15	(23,904)
	EUR	625,000	USD	711,103	699,320	12/16/15	(11,783)
	MXN	5,999,129	USD	353,000	352,679	12/16/15	(321)
	TWD	29,672,627	USD	909,850	899,346	10/05/15	(10,504)
	USD	709,000	CNH	4,661,516	712,137	09/01/16	(3,137)
	USD	709,719	KRW	847,135,241	713,760	11/02/15	(4,041)
	USD	355,000	TRY	1,106,130	356,898	12/16/15	(1,898)
Morgan Stanley & Co. International PLC	BRL	2,655,981	USD	691,096	669,420	10/02/15	(21,676)
	EUR	635,000	USD	712,691	710,509	12/16/15	(2,182)
	MXN	5,835,521	USD	352,631	343,060	12/16/15	(9,571)
	USD	214,263	BRL	896,502	223,409	11/04/15	(9,146)
	USD	708,564	TRY	2,220,109	716,329	12/16/15	(7,764)
Royal Bank of Canada	BRL	1,385,945	USD	354,000	349,317	10/02/15	(4,683)
	CAD	1,403,548	USD	1,064,000	1,051,400	12/16/15	(12,600)
	MXN	23,359,695	USD	1,377,341	1,373,277	12/16/15	(4,064)
	USD	1,044,431	MXN	17,871,041	1,054,764	10/26/15	(10,333)
	USD	356,000	MXN	6,186,835	363,714	12/16/15	(7,714)
Royal Bank of Scotland PLC	CLP	244,706,814	USD	355,000	351,150	10/13/15	(3,850)
	GBP	467,182	EUR	635,000	706,510	12/16/15	(3,999)
	HUF	140,267,961	USD	500,546	499,902	12/16/15	(644)
	MXN	23,724,364	USD	1,419,000	1,394,715	12/16/15	(24,285)
	USD	118,581	COP	366,625,746	118,667	10/05/15	(87)
	USD	992,442	ILS	3,892,555	993,345	12/16/15	(903)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Scotland PLC (continued)	USD	356,000	MXN	6,178,935	$363,249	12/16/15	$(7,249)
	USD	355,000	TRY	1,112,393	358,919	12/16/15	(3,919)
Standard Chartered Bank	NZD	1,102,000	USD	705,736	700,584	12/16/15	(5,152)
	TWD	19,398,573	USD	596,613	586,784	10/19/15	(9,829)
	USD	356,000	CNH	2,299,376	357,901	12/16/15	(1,901)
	USD	356,000	CNH	2,371,494	362,292	09/01/16	(6,292)
	USD	882,339	SGD	1,262,804	885,080	12/16/15	(2,741)
	USD	356,000	TWD	11,860,407	358,410	10/29/15	(2,410)
	ZAR	4,758,711	USD	355,000	338,618	12/17/15	(16,382)
State Street Bank and Trust	AUD	497,000	USD	353,953	347,398	12/16/15	(6,555)
	CAD	1,624,469	EUR	1,095,815	1,216,892	12/16/15	(9,229)
	EUR	493,737	USD	559,459	552,449	12/16/15	(7,010)
UBS AG (London)	BRL	1,334,835	USD	354,000	336,435	10/02/15	(17,565)
	MXN	23,983,193	USD	1,422,702	1,409,931	12/16/15	(12,770)
	USD	1,136,041	BRL	4,686,171	1,181,114	10/02/15	(45,073)
	USD	1,096,771	CNH	7,158,074	1,114,165	12/16/15	(17,394)
Westpac Banking Corp.	AUD	983,000	USD	704,369	687,108	12/16/15	(17,261)
	CAD	466,918	USD	355,000	349,769	12/16/15	(5,231)
	GBP	234,918	EUR	319,000	355,262	12/16/15	(1,671)
	USD	1,699,782	CNH	11,076,632	1,724,094	12/16/15	(24,312)
	USD	710,000	CNH	4,661,061	712,067	09/01/16	(2,067)
	USD	542,124	KRW	645,957,346	544,156	11/09/15	(2,031)
	USD	1,959,549	NZD	3,127,771	1,988,445	12/16/15	(28,896)
TOTAL							$(686,521)

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	10/14/15	$(6,000,000)	$(6,241,875)
FNMA	3.500	TBA-30yr	10/14/15	(10,000,000)	(10,429,688)
GNMA	3.500	TBA-30yr	10/21/15	(6,000,000)	(6,285,000)
TOTAL (Proceeds Receivable: $22,791,562)					$(22,956,563)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	33	December 2015	$2,997,548	$34,278
Ultra Long U.S. Treasury Bonds	113	December 2015	18,125,906	178,950
5 Year German Euro-Bobl	(20)	December 2015	(2,883,338)	(9,863)
10 Year German Euro-Bund	(3)	December 2015	(523,580)	(9,592)
2 Year U.S. Treasury Notes	251	December 2015	54,976,844	73,113
5 Year U.S. Treasury Notes	284	December 2015	34,226,438	221,826
10 Year U.S. Treasury Notes	107	December 2015	13,774,578	92,685
20 Year U.S. Treasury Bonds	(137)	December 2015	(21,556,094)	(277,198)
TOTAL				$304,199

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	MYR	380		08/14/23	3 month KLIBOR	4.485%	$1,954
	KRW	7,233,360	(b)	10/01/25	3 month KWCDC	2.160	—
Citibank NA		1,102,660		10/06/17	2.239%	3 month KWCDC	15,095
	MYR	1,220		11/19/18	3 month KLIBOR	3.915	3,674
	KRW	2,257,900		08/08/23	3 month KWCDC	3.450	(242,200)
		231,040		08/16/23	3 month KWCDC	3.485	(25,275)
	MYR	775		11/15/23	3 month KLIBOR	4.450	4,727
Deutsche Bank AG	KRW	765,310		10/06/17	2.245	3 month KWCDC	10,568
		3,978,210		10/15/17	2.253	3 month KWCDC	55,285
	MYR	1,100		11/14/18	3 month KLIBOR	3.880	3,549
		330		08/14/23	3 month KLIBOR	4.490	1,672
JPMorgan Securities, Inc.	BRL	55,670		01/04/21	15.630	1 month Brazilian Interbank Deposit Average	80,629
	KRW	291,170		08/19/23	3 month KWCDC	3.563	(33,360)
	MYR	420		09/26/23	3 month KLIBOR	4.330	3,306
	KRW	133,720		01/15/24	3 month KWCDC	3.445	(15,015)
Morgan Stanley & Co. International PLC		1,213,740		10/29/17	2.175	3 month KWCDC	15,096
	MYR	1,440		11/20/18	3 month KLIBOR	3.934	4,178
	KRW	225,810		08/16/23	3 month KWCDC	3.485	(24,721)
TOTAL							$(140,838)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
CAD	12,500	(b)	12/16/20	1.250%	6 month CDOR	$16,707	$(2,735)
NOK	18,210		12/16/20	1.500	3 month NIBOR	4,678	15,254
	$1,930	(b)	12/16/20	3 month LIBOR	2.000%	(23,897)	(25,145)
SEK	96,180	(b)	12/16/20	3 month STIBOR	0.500	32,783	7,069
EUR	2,800	(b)	12/16/20	6 month EURO	0.500	(15,710)	(1,943)
	$38,100	(b)	06/24/21	2.923	3 month LIBOR	(12,826)	506,548
	42,130		09/02/22	2.810	3 month LIBOR	63,578	167,290
	13,900	(b)	12/16/22	3 month LIBOR	2.250	(205,282)	(237,302)
EUR	1,610	(b)	12/16/22	6 month EURO	0.500	37,226	(17,732)
	9,020		05/15/24	1.100	6 month EURO	(83,575)	331,906
	20,260		05/11/25	1.568	6 month EURO	(232,847)	284,827
	11,205	(b)	06/08/25	1.850	6 month EURO	(62,409)	251,519
	1,580	(b)	07/10/25	1.700	6 month EURO	(45,489)	57,713
	5,305		09/16/25	2.000	6 month EURO	(87,156)	202,275
GBP	3,905		09/16/25	6 month BP	2.750	(55,499)	(76,592)
EUR	530	(b)	09/28/25	1.500	6 month EURO	(2,356)	(577)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$410	(b)	09/28/25	2.750%	3 month LIBOR	$(1,304)	$2,385
GBP	640		09/28/25	6 month BP	2.250%	1,100	(842)
ZAR	21,010		09/28/25	9.370	3 month JIBAR	18	5,571
JPY	30,700	(b)	12/16/25	0.500	6 month JYOR	(1,430)	681
EUR	36,135	(b)	12/16/25	0.750	6 month EURO	(1,138,914)	138,859
JPY	850,200	(b)	12/16/25	1.000	6 month JYOR	(56,633)	6,404
EUR	11,130	(b)	12/16/25	1.500	6 month EURO	(210,465)	123,187
GBP	760	(b)	12/16/25	2.000	6 month BP	2,548	13,082
	$21,450	(b)	12/16/25	3 month LIBOR	2.500	(356,469)	(507,561)
	9,460	(b)	12/16/25	3 month LIBOR	3.000	(71,608)	(46,815)
NZD	510		12/16/25	3 month NZDOR	3.750	(2,296)	(3,808)
	1,590	(b)	12/16/25	3 month NZDOR	4.000	6,774	(3,800)
SEK	41,410		12/16/25	3 month STIBOR	1.500	(38,801)	(1,169)
AUD	5,530	(b)	12/16/25	3.000	6 month AUDOR	(10,388)	42,799
	5,250		12/16/25	6 month AUDOR	3.500	7,859	(10,839)
GBP	3,890	(b)	12/16/25	6 month BP	2.750	(106,414)	(20,363)
CAD	4,890	(b)	12/16/25	6 month CDOR	2.500	74,871	(46,007)
	$9,800	(b)	06/24/29	3 month LIBOR	3.218	33,549	(460,809)
EUR	5,815	(b)	06/08/30	6 month EURO	2.100	(48,391)	(115,998)
	$9,880	(b)	09/02/30	3 month LIBOR	3.005	(14,479)	(140,727)
	11,800		12/16/30	2.500	3 month LIBOR	(88,441)	349,208
EUR	3,640	(b)	12/16/30	6 month EURO	1.000	237,145	(30,407)
	7,620		05/11/35	6 month EURO	1.695	29,352	190,331
GBP	3,990	(b)	12/16/45	6 month BP	2.250	(140,704)	(99,860)
	TOTAL					$(2,565,595)	$845,877

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500% 10/28/27	$60	(1.000)%	06/20/19	0.965%	$(266)	$173
		40	(1.000)	06/20/19	0.965	(198)	136
Barclays Bank PLC		270	(1.000)	03/20/19	0.904	(730)	(226)
Citibank NA		250	(1.000)	03/20/19	0.904	(588)	(297)
		2,830	(1.000)	03/20/19	0.904	(9,394)	(626)
JPMorgan Securities, Inc.		270	(1.000)	03/20/19	0.904	(658)	(299)
		120	(1.000)	06/20/19	0.965	(604)	418
		4,390	(1.000)	06/20/19	0.965	(14,832)	8,013

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Credit Suisse International (London)	Markit CMBX Series 7	$300	0.500%	01/17/47	1.063%	$(11,449)	$(1,135)
	CDX North America Investment Grade Index 16	2,425	1.000	06/20/16	0.256	498	13,369
TOTAL						$(38,221)	$19,526

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 25	$7,975	1.000%	12/20/20	0.926%	$30,934	$623

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

INTEREST RATE SWAPTION CONTRACTS

For the six months ended September 30, 2015, the Fund had the following interest rate swaptions activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	11,400	264,960
Contracts Bought to Close	(11,400)	(264,960)
Contracts Outstanding September 30, 2015	$—	—

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 31.1%
Automotive – 0.6%
Ford Motor Credit Co. LLC
$3,250,000	5.875%		08/02/21	$3,667,648
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,135,675
1,755,000	3.500		07/10/19	1,771,913

				6,575,236

Banks – 7.0%
American Express Co.(a)
700,000	3.625		12/05/24	691,621
2,475,000	6.800	(b)	09/01/66	2,499,750
Bank of America Corp.
3,225,000	4.125		01/22/24	3,354,909
2,300,000	4.000		04/01/24	2,373,655
Bank of Scotland PLC(c)
400,000	5.250		02/21/17	423,240
BNP Paribas SA
1,925,000	2.375		05/21/20	1,924,903
CBA Capital Trust II(a)(b)(c)
4,140,000	6.024		12/31/49	4,181,400
Compass Bank(a)
875,000	1.850		09/29/17	872,502
1,000,000	2.750		09/29/19	995,283
Credit Suisse Group Funding Guernsey Ltd.(c)
2,675,000	3.750		03/26/25	2,585,654
Credit Suisse New York
1,475,000	2.300		05/28/19	1,483,977
Discover Financial Services(a)
2,000,000	3.750		03/04/25	1,928,975
HSBC Holdings PLC(a)(b)
1,225,000	6.375		03/30/49	1,168,344
ING Bank NV(a)(b)
2,025,000	4.125		11/21/23	2,072,683
Intesa Sanpaolo SPA
3,400,000	3.125		01/15/16	3,418,384
Intesa Sanpaolo SpA
1,175,000	2.375		01/13/17	1,178,359
Intesa Sanpaolo SPA
2,800,000	3.875		01/16/18	2,886,989
1,550,000	5.017	(c)	06/26/24	1,529,154
JPMorgan Chase & Co.(a)(b)
2,250,000	5.300		05/01/49	2,210,625
KBC Bank NV(a)(b)
1,600,000	8.000		01/25/23	1,748,240
Keycorp
4,350,000	2.900		09/15/20	4,385,235
LBG Capital No.1 PLC(a)(b)(c)
1,250,000	8.000		06/15/49	1,412,500
Lloyds Bank PLC
1,575,000	2.300		11/27/18	1,591,728
Macquarie Bank Ltd.(c)
1,775,000	6.625		04/07/21	1,989,574
Nationwide Building Society(c)
1,950,000	3.900		07/21/25	1,994,009
PNC Preferred Funding Trust II(a)(b)(c)
2,500,000	1.560		03/29/49	2,309,375

Corporate Obligations – (continued)
Banks – (continued)
Regions Bank
$311,000	7.500%		05/15/18	$351,311
Royal Bank of Scotland Group PLC
3,175,000	5.125		05/28/24	3,202,461
Royal Bank of Scotland PLC(a)(b)
1,025,000	9.500		03/16/22	1,117,250
Santander Bank NA
1,900,000	2.000	(a)	01/12/18	1,884,417
975,000	8.750		05/30/18	1,115,525
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	636,986
Santander UK Group Holdings PLC(c)
600,000	4.750		09/15/25	592,982
Santander UK PLC(c)
1,125,000	5.000		11/07/23	1,169,484
Synchrony Financial(a)
1,900,000	3.000		08/15/19	1,913,842
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
2,700,000	2.150		09/14/18	2,718,168
UBS Group Funding Jersey Ltd.(c)
3,350,000	4.125		09/24/25	3,333,900
Wells Fargo & Co.(a)(b)
3,375,000	5.900		06/15/49	3,375,000

				74,622,394

Brokerage – 1.1%
Morgan Stanley, Inc.
7,325,000	3.700		10/23/24	7,403,670
2,525,000	4.000		07/23/25	2,580,465
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,958,345

				11,942,480

Chemicals – 0.2%
Ecolab, Inc.
975,000	5.500		12/08/41	1,086,707
Monsanto Co.(a)
1,725,000	4.400		07/15/44	1,501,103

				2,587,810

Consumer Products – 0.2%
Kimberly-Clark Corp.
2,425,000	3.700		06/01/43	2,253,228

Electric – 0.7%
Florida Power & Light Co.(a)
2,132,000	4.125		02/01/42	2,143,137
Pacific Gas & Electric Co.(a)
975,000	3.500		06/15/25	985,964
Puget Sound Energy, Inc.(a)(b)
1,180,000	6.974		06/01/67	1,007,425
Ruwais Power Co. PJSC(c)
740,000	6.000		08/31/36	825,100
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	1,918,605

				6,880,231

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – 1.2%
Anadarko Petroleum Corp.
$1,215,000	3.450	%(a)(d)	07/15/24	$1,169,328
1,350,000	6.450		09/15/36	1,493,695
Apache Corp.(a)
275,000	3.250		04/15/22	267,711
1,375,000	4.250		01/15/44	1,167,773
Canadian Natural Resources Ltd.(a)
1,250,000	3.450		11/15/21	1,201,388
ConocoPhillips Co.(a)
1,510,000	3.350		11/15/24	1,476,218
900,000	4.150		11/15/34	850,815
Continental Resources, Inc.(a)
615,000	4.500		04/15/23	529,341
Devon Energy Corp.(a)
250,000	4.000		07/15/21	256,549
425,000	5.600		07/15/41	406,451
825,000	4.750		05/15/42	728,326
Dolphin Energy Ltd.(c)
457,011	5.888		06/15/19	489,573
Marathon Oil Corp.(a)
1,875,000	2.700		06/01/20	1,770,144
Valero Energy Corp.
1,400,000	3.650		03/15/25	1,344,624
Weatherford International Ltd.
96,000	9.625		03/01/19	101,760

				13,253,696

Food & Beverage – 2.4%
Amazon.com, Inc.(a)
2,650,000	3.300		12/05/21	2,735,313
ConAgra Foods, Inc.(a)
1,950,000	3.200		01/25/23	1,868,565
CVS Health Corp.(a)
1,100,000	4.125		05/15/21	1,176,437
2,100,000	3.500		07/20/22	2,168,374
2,150,000	3.375		08/12/24	2,157,182
Kraft Heinz Foods Co.(a)(c)
1,050,000	2.800		07/02/20	1,057,975
1,550,000	3.950		07/15/25	1,583,361
Pernod-Ricard SA(c)
4,600,000	4.450		01/15/22	4,831,941
SABMiller Holdings, Inc.(c)
525,000	4.950		01/15/42	534,375
Suntory Holdings Ltd.(c)
2,550,000	2.550		09/29/19	2,577,005
Walgreens Boots Alliance, Inc.(a)
3,050,000	2.700		11/18/19	3,082,034
1,475,000	3.800		11/18/24	1,468,186

				25,240,748

Health Care – Services – 0.4%
Cigna Corp.(a)
1,675,000	3.250		04/15/25	1,613,543

Corporate Obligations – (continued)
Health Care – Services – (continued)
UnitedHealth Group, Inc.
$950,000	4.625%		07/15/35	$1,006,256
2,000,000	4.750		07/15/45	2,111,443

				4,731,242

Health Care Products – 0.4%
Becton Dickinson & Co.
2,000,000	2.675		12/15/19	2,022,172
Medtronic, Inc.
725,000	2.500		03/15/20	733,410
1,275,000	3.150		03/15/22	1,293,185

				4,048,767

Home Construction – 0.3%
MDC Holdings, Inc.
1,950,000	5.625		02/01/20	2,045,419
1,350,000	6.000	(a)	01/15/43	1,091,875

				3,137,294

Life Insurance – 1.0%
AIA Group Ltd.(a)(c)
1,525,000	3.200		03/11/25	1,463,633
Genworth Financial, Inc.
875,000	8.625		12/15/16	917,726
Prudential Financial, Inc.(a)(b)
1,125,000	5.375		05/15/45	1,119,375
Reliance Standard Life Global Funding II(c)
2,050,000	2.500		01/15/20	2,053,128
Teachers Insurance & Annuity Association of America(c)
1,760,000	4.900		09/15/44	1,810,507
The Northwestern Mutual Life Insurance Co.(c)
2,500,000	6.063		03/30/40	3,044,265

				10,408,634

Lodging(a) – 0.1%
Marriott International, Inc.
1,375,000	2.875		03/01/21	1,383,800

Media – Cable – 0.9%
CCO Safari II LLC(a)(c)
1,975,000	4.908		07/23/25	1,963,920
Comcast Corp.(a)
2,800,000	3.375		08/15/25	2,819,880
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2,450,000	3.800		03/15/22	2,455,528
500,000	4.450	(a)	04/01/24	512,515
675,000	3.950	(a)	01/15/25	661,077
Time Warner Cable, Inc.
775,000	5.000		02/01/20	830,158
202,000	7.300		07/01/38	214,039
275,000	5.875	(a)	11/15/40	257,675

				9,714,792

Media – Non Cable – 0.7%
21st Century Fox America, Inc.(a)
2,900,000	3.700		09/15/24	2,898,260

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable – (continued)
NBCUniversal Media LLC
$3,850,000	4.375%		04/01/21	$4,203,107

				7,101,367

Metals & Mining – 0.7%
Freeport-McMoRan, Inc.(a)
1,225,000	5.400		11/14/34	851,375
Glencore Funding LLC(c)
5,025,000	2.700		10/25/17	4,519,987
2,400,000	2.500		01/15/19	2,046,000

				7,417,362

Noncaptive – Financial – 0.8%
GE Capital Trust I(a)(b)
1,475,000	6.375		11/15/67	1,596,687
General Electric Capital Corp.
1,175,000	6.150		08/07/37	1,524,059
International Lease Finance Corp.
4,000,000	5.750		05/15/16	4,070,000
1,400,000	7.125	(c)	09/01/18	1,538,180

				8,728,926

Pharmaceuticals – 1.8%
AbbVie, Inc.(a)
2,600,000	2.500		05/14/20	2,585,817
1,000,000	3.200		11/06/22	995,207
Actavis Funding SCS
2,200,000	2.350		03/12/18	2,207,759
525,000	3.450	(a)	03/15/22	517,934
1,225,000	4.850	(a)	06/15/44	1,118,560
Bayer US Finance LLC(c)
3,575,000	3.000		10/08/21	3,631,092
EMD Finance LLC(a)(c)
3,325,000	2.950		03/19/22	3,285,432
Forest Laboratories, Inc.(c)
3,175,000	4.375		02/01/19	3,360,474
900,000	5.000	(a)	12/15/21	976,304

				18,678,579

Pipelines – 1.5%
Columbia Pipeline Group, Inc.(a)(c)
925,000	3.300		06/01/20	923,943
Enbridge, Inc.(a)
700,000	3.500		06/10/24	621,810
Energy Transfer Partners LP(a)
175,000	5.200		02/01/22	175,173
210,000	3.600		02/01/23	189,003
EnLink Midstream Partners LP(a)
1,650,000	4.150		06/01/25	1,512,460
Enterprise Products Operating LLC(a)
215,000	3.350		03/15/23	205,528
85,000	3.750		02/15/25	80,853
2,900,000	8.375	(b)	08/01/66	2,852,875
1,350,000	7.000	(b)	06/01/67	1,228,500
Kinder Morgan, Inc.(a)
1,850,000	3.050		12/01/19	1,816,110

Corporate Obligations – (continued)
Pipelines – (continued)
Sunoco Logistics Partners Operations LP(a)
$475,000	4.250%		04/01/24	$429,701
Tennessee Gas Pipeline Co.
425,000	8.375		06/15/32	443,404
The Williams Cos., Inc.(a)
600,000	4.550		06/24/24	474,017
TransCanada PipeLines Ltd.(a)(b)
2,300,000	6.350		05/15/67	1,932,000
Western Gas Partners LP(a)
1,050,000	3.950		06/01/25	959,438
Williams Partners LP(a)
2,550,000	3.900		01/15/25	2,184,146

				16,028,961

Property/Casualty Insurance – 0.4%
American International Group, Inc.(a)
1,950,000	3.750		07/10/25	1,979,677
Arch Capital Group Ltd.
1,200,000	7.350		05/01/34	1,533,231
The Chubb Corp.(a)(b)
1,125,000	6.375		03/29/67	1,113,750

				4,626,658

Real Estate Investment Trusts – 1.9%
American Campus Communities Operating Partnership LP(a)
3,175,000	3.750		04/15/23	3,132,137
Camden Property Trust
3,575,000	5.700		05/15/17	3,806,195
HCP, Inc.
2,950,000	6.000		01/30/17	3,114,228
Healthcare Trust of America Holdings LP(a)
2,275,000	3.700		04/15/23	2,229,727
Kilroy Realty LP
2,375,000	6.625		06/01/20	2,749,300
1,500,000	3.800	(a)	01/15/23	1,481,120
Select Income REIT(a)
275,000	2.850		02/01/18	276,375
525,000	3.600		02/01/20	534,818
725,000	4.150		02/01/22	714,923
Ventas Realty LP(a)
975,000	3.500		02/01/25	936,560
Welltower, Inc.(a)
1,557,000	4.125		04/01/19	1,644,243

				20,619,626

Schools – 0.3%
Rensselaer Polytechnic Institute
2,600,000	5.600		09/01/20	2,969,047

Technology – Hardware – 1.0%
Fiserv, Inc.(a)
1,425,000	2.700		06/01/20	1,435,662
Hewlett-Packard Co.
2,775,000	3.000		09/15/16	2,823,193
1,425,000	2.600		09/15/17	1,467,731
Intel Corp.(a)
2,375,000	3.700		07/29/25	2,436,715

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	Oracle Corp.(a)
	$1,600,000	2.500%	05/15/22	$1,576,640
	QUALCOMM, Inc.
	425,000	3.000	05/20/22	416,883

				10,156,824

	Tobacco – 2.8%
	BAT International Finance PLC(c)
	14,950,000	2.750	06/15/20	15,237,399
	Imperial Tobacco Finance PLC(c)
	4,920,000	2.050	02/11/18	4,917,565
	Reynolds American, Inc.(a)
	9,050,000	4.450	06/12/25	9,483,795

				29,638,759

	Transportation(c) – 0.6%
	ERAC USA Finance LLC
	3,525,000	2.350	10/15/19	3,525,483
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,225,000	3.375 (a)	02/01/22	1,197,245
	1,425,000	4.250	01/17/23	1,453,070

				6,175,798

	Wirelines Telecommunications – 2.1%
	Telefonica Emisiones SAU
	1,450,000	5.462	02/16/21	1,620,155
	Verizon Communications, Inc.
	6,181,000	2.625	02/21/20	6,211,348
	3,300,000	4.500	09/15/20	3,569,641
	9,700,000	5.150	09/15/23	10,703,629

				22,104,773

	TOTAL CORPORATE OBLIGATIONS
	(Cost $330,775,013)			$331,027,032

	Mortgage-Backed Obligations – 33.8%
	Adjustable Rate Non-Agency(b) – 1.2%
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$879,228	0.565%	09/20/66	$824,053
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	1,535,336	0.263	09/20/66	1,624,175
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$1,878,979	0.585	09/20/66	1,762,432
	Granite Master Issuer PLC Series 2005-4, Class A6
GBP	1,059,245	0.748	12/20/54	1,595,731
	Granite Mortgages PLC Series 2003-3, Class 3A
	118,638	0.964	01/20/44	179,311
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$833,850	0.456	01/19/36	530,633
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	263,430	0.246	09/21/38	304,558
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A
GBP	171,312	0.852	12/21/37	273,501
	Leek Finance PLC Series 2017X, Class A2C
EUR	371,176	0.266	12/21/37	437,708

	Mortgage-Backed Obligations– (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Leek Finance PLC Series 2018X, Class A2B
	$1,800,105	0.541%	09/21/38	$1,858,709
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,276,841	1.033	12/25/46	1,033,346
	Paragon Mortgages PLC Series 2013X, Class A2B
EUR	824,167	0.251	01/15/39	811,397
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	$835,098	1.116	07/20/33	789,124
	Thrones PLC Series 2013-1, Class A
GBP	737,786	2.069	07/20/44	1,112,187
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	$58,831	2.385	02/25/33	57,796

	TOTAL ADJUSTABLE RATE NON-AGENCY			$13,194,661

	Collateralized Mortgage Obligations – 1.4%
	Interest Only(b)(e) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
	$399,547	0.000%	07/25/33	$—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
	453,039	0.000	08/25/33	1

				1

	Inverse Floaters(b) – 0.0%
	GNMA REMIC Series 2002-13, Class SB
	99,360	36.591	02/16/32	176,887

	Planned Amortization Class – 0.0%
	FNMA REMIC Series 2003-134, Class ME
	29,954	4.500	06/25/33	30,974
	FNMA REMIC Series 2004-64, Class BA
	18,510	5.000	03/25/34	19,024

				49,998

	Sequential Fixed Rate – 1.4%
	FHLMC REMIC Series 2755, Class ZA
	900,341	5.000	02/15/34	994,153
	FHLMC REMIC Series 4273, Class PD
	2,502,159	6.500	11/15/43	2,904,363
	FNMA REMIC Series 2011-52, Class GB
	2,398,530	5.000	06/25/41	2,657,799
	FNMA REMIC Series 2011-99, Class DB
	2,125,000	5.000	10/25/41	2,357,444
	FNMA REMIC Series 2012-111, Class B
	437,097	7.000	10/25/42	499,671
	FNMA REMIC Series 2012-153, Class B
	1,414,006	7.000	07/25/42	1,658,269
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	69,058	1.840	10/07/20	69,080

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations– (continued)
Sequential Fixed Rate – (continued)
NCUA Guaranteed Notes Series A4
$3,500,000	3.000%	06/12/19	$3,704,414

			14,845,193

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$15,072,079

Commercial Mortgage-Backed Securities – 2.7%
Sequential Fixed Rate – 1.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$800,000	2.373%	05/25/22	$808,442
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
1,339,239	2.779	09/25/22	1,402,220
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
3,600,000	2.811	01/25/25	3,644,090
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
2,248,821	5.156	02/15/31	2,252,255
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
9,000,000	5.509	04/15/47	9,319,618

			17,426,625

Sequential Floating Rate(b) – 1.1%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
10,296,665	6.263	12/10/49	11,083,845

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$28,510,470

Federal Agencies – 28.5%
Adjustable Rate FNMA(b) – 0.8%
$10,225	2.462%	06/01/33	$10,937
1,557,212	2.450	07/01/34	1,651,781
3,165,646	2.237	09/01/34	3,336,400
2,503,465	2.384	05/01/35	2,661,016
510,439	2.119	06/01/35	535,087

			8,195,221

FHLMC – 1.6%
448	7.000	02/01/16	450
491	7.000	03/01/16	493
10,766	7.500	05/01/16	10,836
278	5.000	01/01/17	290
2,267	5.000	02/01/17	2,356
1,887	5.000	03/01/17	1,940
199	5.000	04/01/17	207
14,444	5.000	09/01/17	15,018
42,281	5.000	10/01/17	43,961
221	7.000	10/01/17	229
29,608	5.000	11/01/17	30,784
12,942	5.000	12/01/17	13,456
18,405	5.000	01/01/18	19,125
45,651	5.000	02/01/18	47,395

Mortgage-Backed Obligations– (continued)
FHLMC – (continued)
$30,702	5.000%	03/01/18	$31,937
20,905	5.000	04/01/18	21,740
14,031	5.000	05/01/18	14,608
11,283	5.000	06/01/18	11,768
24,125	5.000	07/01/18	25,216
6,432	5.000	08/01/18	6,703
36,656	4.500	09/01/18	37,957
3,450	5.000	10/01/18	3,613
6,436	5.000	11/01/18	6,734
72,419	5.000	06/01/19	76,317
111,977	5.000	05/01/23	123,568
332,060	4.500	10/01/23	359,237
56,352	5.500	10/01/25	62,725
32,714	5.500	11/01/25	36,244
7,221	7.000	06/01/26	7,865
21,078	7.500	12/01/30	23,018
13,617	7.500	01/01/31	14,931
613,251	5.500	03/01/33	685,687
26,668	5.000	10/01/33	29,359
71,944	6.500	10/01/33	84,866
977	5.500	12/01/33	1,097
29,097	5.500	09/01/34	32,410
2,370	5.500	12/01/34	2,650
2,283	5.500	03/01/35	2,543
5,445	5.000	04/01/35	5,993
39,853	5.000	07/01/35	43,850
67,452	5.500	11/01/35	75,217
205,556	5.000	12/01/35	228,071
457	5.500	02/01/36	512
90,384	5.500	06/01/36	100,694
81,784	5.500	08/01/37	90,758
416,619	5.000	01/01/38	456,225
222,025	5.500	03/01/38	247,055
83,180	5.500	04/01/38	92,557
127,533	5.500	08/01/38	142,448
3,239	5.500	09/01/38	3,604
6,519	6.500	09/01/38	7,523
14,866	5.500	11/01/38	16,786
24,075	5.500	12/01/38	26,821
1,081,821	5.000	01/01/39	1,185,229
1,308,751	7.000	02/01/39	1,535,240
7,264	5.500	03/01/39	8,156
295,019	5.000	06/01/39	323,304
10,034	5.500	10/01/39	11,179
21,638	5.500	03/01/40	24,254
46,608	5.500	06/01/40	51,906
27,110	5.000	08/01/40	29,809
8,127	4.500	11/01/40	8,810
24,592	5.000	04/01/41	27,155
25,465	5.000	06/01/41	28,007
10,505,811	3.500	04/01/43	10,964,620

			17,625,116

FNMA – 11.9%
141	7.000	01/01/16	142

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations– (continued)
FHMA – (continued)
$4,544,695	2.800%	03/01/18	$4,701,231
2,811,062	3.740	05/01/18	2,976,926
3,480,000	3.840	05/01/18	3,698,106
37,775	5.000	06/01/18	39,416
293,858	4.500	07/01/18	304,797
18,592	4.500	08/01/18	19,285
496	6.500	10/01/18	567
9,000,000	4.506	06/01/19	9,687,232
2,043,939	3.416	10/01/20	2,192,760
1,454,673	3.632	12/01/20	1,576,671
3,867,480	4.375	06/01/21	4,293,312
2,371,039	5.000	03/01/23	2,611,638
160,213	5.500	09/01/23	175,087
50,980	5.500	10/01/23	55,915
477,488	5.000	02/01/24	516,399
2,627,656	5.000	06/01/25	2,891,284
70,210	7.000	08/01/27	81,376
2,297	6.500	09/01/27	2,644
263,907	7.000	03/01/28	307,333
4,222	6.500	05/01/28	4,840
1,000,000	3.000	09/01/30	1,042,150
18,869	8.000	02/01/31	22,349
102,636	7.000	03/01/31	112,904
1,748	5.500	05/01/33	1,964
25,751	5.000	07/01/33	28,599
62,851	5.000	08/01/33	69,514
2,190	5.000	09/01/33	2,423
12,365	5.500	09/01/33	13,893
1,963	6.500	09/01/33	2,296
21,990	5.000	12/01/33	24,391
808	5.500	12/01/33	907
1,329	5.500	01/01/34	1,494
18,697	5.500	02/01/34	21,012
2,928	5.500	04/01/34	3,314
9,885	5.500	05/01/34	11,121
2,809	6.000	07/01/34	3,209
3,772	5.500	08/01/34	4,268
9,401	5.500	10/01/34	10,607
7,215	5.500	11/01/34	8,140
106,261	5.500	12/01/34	119,875
179,954	6.000	02/01/35	205,272
248,582	5.000	04/01/35	277,179
9,963	5.500	04/01/35	11,239
8,513	5.500	07/01/35	9,605
366	5.500	08/01/35	416
1,645,347	5.000	09/01/35	1,814,144
25,941	5.500	09/01/35	29,292
1,773	5.500	12/01/35	2,015
384	5.500	02/01/36	432
162,848	5.500	03/01/36	183,306
27,702	6.000	03/01/36	31,974
1,379	5.500	04/01/36	1,552
770,202	6.000	04/01/36	869,693
456,953	6.000	10/01/36	515,901
3,049	5.500	01/01/37	3,428

Mortgage-Backed Obligations– (continued)
FHMA – (continued)
$641,215	6.000%	01/01/37	$724,108
1,274	5.500	02/01/37	1,433
662,453	6.000	02/01/37	747,773
110,600	6.000	03/01/37	124,868
2,659	5.500	04/01/37	2,989
2,489	5.500	05/01/37	2,805
1,301	5.500	06/01/37	1,462
1,049	5.500	07/01/37	1,174
631,044	6.000	07/01/37	712,319
50	5.500	08/01/37	57
9,714	6.000	08/01/37	10,965
197,352	6.000	09/01/37	222,769
573,888	6.000	10/01/37	647,800
546	5.500	12/01/37	614
30,322	5.000	02/01/38	32,797
1,392	5.500	02/01/38	1,565
7,881	5.500	03/01/38	8,862
43,831	6.000	03/01/38	50,251
87,735	5.000	04/01/38	96,593
1,611	5.500	05/01/38	1,811
726,658	6.000	05/01/38	820,247
7,723	5.500	06/01/38	8,676
86,876	6.000	06/01/38	98,065
5,822	5.500	07/01/38	6,547
3,088	5.500	08/01/38	3,447
3,259	5.500	09/01/38	3,669
458,603	6.000	11/01/38	518,695
4,920	5.500	12/01/38	5,525
41,617	6.000	12/01/38	46,977
71,851	5.000	02/01/39	79,122
112,921	6.000	02/01/39	127,465
832,474	7.000	03/01/39	950,603
51,699	4.500	04/01/39	56,976
528,008	6.000	04/01/39	596,012
15,929	4.500	05/01/39	17,555
18,429	5.500	06/01/39	20,718
14,762	4.500	07/01/39	16,281
98,766	4.500	08/01/39	108,925
575,641	6.000	09/01/39	649,779
291,244	6.000	10/01/39	328,816
16,439	5.500	11/01/39	18,486
563,076	6.000	11/01/39	636,477
699,606	4.500	12/01/39	771,562
71,232	6.000	04/01/40	80,407
611,918	5.000	06/01/40	674,829
152,752	5.000	07/01/40	168,456
822,400	6.000	10/01/40	928,319
473,051	5.000	11/01/40	521,001
523,468	6.000	04/01/41	590,888
1,413,094	4.500	05/01/41	1,535,377
377,273	6.000	05/01/41	425,862
269,960	4.500	08/01/41	293,718
640,416	5.000	07/01/42	706,257
1,959,051	3.000	08/01/42	1,999,311
1,695,270	3.000	09/01/42	1,730,702

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations– (continued)
FHMA – (continued)
$300,731	3.000%	10/01/42		$307,132
1,198,781	3.000	11/01/42		1,224,245
11,515,664	3.000	12/01/42		11,756,558
8,228,627	3.000	01/01/43		8,404,133
2,485,079	3.000	02/01/43		2,538,275
2,077,242	3.000	03/01/43		2,121,709
2,726,978	3.000	04/01/43		2,785,351
1,668,189	3.000	05/01/43		1,703,899
159,549	3.000	06/01/43		162,964
1,438,822	3.000	07/01/43		1,469,621
2,123,344	5.000	05/01/44		2,339,993
5,000,000	3.500	09/01/45		5,219,684
23,000,000	3.500	TBA-30yr	(f)	23,988,282
2,000,000	6.000	TBA-30yr	(f)	2,260,000

				126,817,452

GNMA – 14.2%
1,210,540	3.950	07/15/25		1,320,314
15,846	6.000	11/15/38		18,343
240,567	5.000	07/15/40		268,623
366,477	5.000	01/15/41		409,218
46,404,884	3.500	08/20/45		48,692,501
1,995,529	4.000	08/20/45		2,133,111
2,000,000	3.500	09/20/45		2,098,594
6,000,000	4.000	09/20/45		6,413,672
84,000,000	4.000	TBA-30yr	(f)	89,430,621

				150,784,997

TOTAL FEDERAL AGENCIES				$303,422,786

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $356,094,135)				$360,199,996

Agency Debentures – 4.5%
FHLB
$5,200,000	3.000%	09/10/21		$5,564,600
6,800,000	2.125	06/09/23		6,740,269
3,300,000	3.250	06/09/23		3,491,720
3,500,000	3.375	09/08/23		3,779,135
750,000	3.375	12/08/23		805,982
2,400,000	5.000	09/28/29		2,962,891
FNMA(g)
4,200,000	6.250	05/15/29		5,844,107
Kommunalbanken AS(c)
3,000,000	1.000	09/26/17		3,005,340
Private Export Funding Corp.
7,000,000	5.450	09/15/17		7,595,700
Small Business Administration
40,299	6.300	06/01/18		42,817
Tennessee Valley Authority
5,400,000	3.875	02/15/21		5,982,085
1,400,000	4.625	09/15/60		1,545,996

TOTAL AGENCY DEBENTURES
(Cost $45,691,564)				$47,360,642

Asset-Backed Securities – 7.4%
Collateralized Loan Obligations(b)(c) – 4.7%
B&M CLO Ltd. Series 2014-1A, Class A1
$3,700,000	1.676%	04/16/26		$3,640,004
B&M CLO Ltd. Series 2014-1A, Class A2
650,000	2.226	04/16/26		628,329
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
3,400,000	1.805	04/18/26		3,358,867
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
6,950,000	1.699	04/28/25		6,858,427
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
1,750,000	2.279	04/28/25		1,693,584
Madison Park Funding X Ltd. Series 2012-10A, Class A1A
4,700,000	1.645	01/20/25		4,672,026
Magnetite VIII Ltd. Series 2014-8A, Class A
5,750,000	1.755	04/15/26		5,729,806
Magnetite VIII Ltd. Series 2014-8A, Class B
1,200,000	2.275	04/15/26		1,188,884
Shackleton CLO Ltd. Series 2014-5A, Class A
7,800,000	1.811	05/07/26		7,733,255
Shackleton CLO Ltd. Series 2014-5A, Class B1
1,700,000	2.311	05/07/26		1,659,086
Trinitas CLO Ltd. Series 2014-1A, Class A1
2,950,000	1.805	04/15/26		2,917,851
Trinitas CLO Ltd. Series 2014-1A, Class B1
750,000	2.175	04/15/26		716,598
Whitehorse VIII Ltd. Series 2014-1A, Class A
7,500,000	1.689	05/01/26		7,399,162
Whitehorse VIII Ltd. Series 2014-1A, Class B
1,650,000	2.239	05/01/26		1,591,836

				49,787,715

Credit Card – 0.2%
Discover Card Execution Note Trust Series 2015-A2, Class A
2,700,000	1.900	10/17/22		2,711,499

Home Equity(b) – 0.5%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
156,843	0.427	12/15/29		146,841
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B
6,055,574	0.305	11/15/36		5,181,917
Impac CMB Trust Series 2004-08, Class 1A
358,642	0.919	10/25/34		291,561

				5,620,319

Student Loan(b) – 2.0%
Chase Education Loan Trust Series 2007-A, Class A3
913,088	0.396	12/28/23		893,154
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
4,536,506	0.994	10/25/56		4,445,126
Educational Funding of the South, Inc. Series 2011-1, Class A2
4,530,406	0.945	04/25/35		4,398,914
EFS Volunteer No 3 LLC Series 2012-1, Class A2(c)
4,750,000	1.194	02/25/25		4,740,877
Nelnet Student Loan Trust Series 2013-5A, Class A(c)
892,616	0.824	01/25/37		876,645
Northstar Education Finance, Inc. Series 2004-2, Class A3
1,043,473	0.464	07/30/18		1,035,830

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loan – (continued)
	Scholar Funding Trust Series 2010-A, Class A(c)
	$2,110,431	1.044%		10/28/41	$2,045,809
	SLM Student Loan Trust Series 2005-3, Class A5
	2,727,255	0.385		10/25/24	2,659,360

					21,095,715

	TOTAL ASSET-BACKED SECURITIES
	(Cost $80,718,370)				$79,215,248

	Foreign Debt Obligations – 3.0%
	Sovereign – 1.7%
	Italy Buoni Poliennali Del Tesoro
EUR	2,385,742	2.350%		09/15/19	$2,908,683
	1,090,000	3.750		05/01/21	1,399,528
	810,000	5.500		11/01/22	1,157,017
	Republic of Chile
	$390,000	3.625		10/30/42	334,425
	Republic of Colombia
	1,750,000	4.000		02/26/24	1,695,750
	200,000	5.625		02/26/44	186,500
	Republic of Indonesia(c)
	420,000	4.125		01/15/25	395,850
	Republic of Panama(h)
	100,000	9.375		04/01/29	143,875
	Republic of Peru
	1,280,000	6.550		03/14/37	1,484,800
	Spain Government Bond(c)
EUR	910,000	5.500		04/30/21	1,259,898
	10,000	4.400		10/31/23	13,503
	United Mexican States
	$20,000	6.050		01/11/40	21,900
	5,350,000	4.750		03/08/44	4,881,875
	1,340,000	5.550		01/21/45	1,373,500
	920,000	4.600		01/23/46	818,800
	60,000	5.750		10/12/49	56,100

					18,132,004

	Supranational – 1.3%
	Inter-American Development Bank
	2,700,000	1.000		02/27/18	2,684,186
	International Finance Corp.
	10,800,000	0.875		06/15/18	10,775,020

					13,459,206

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $32,680,753)				$31,591,210

	Municipal Debt Obligations – 0.9%
	California – 0.6%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%		04/01/34	$1,331,035
	1,650,000	7.550		04/01/39	2,376,660

	Municipal Debt Obligations – (continued)
	California – (continued)
	California State GO Bonds Build America Taxable Series 2010
	$1,645,000	7.950%		03/01/36	$1,971,796

					5,679,491

	Illinois – 0.1%
	Illinois State GO Bonds Build America Series 2010
	1,280,000	7.350		07/01/35	1,378,880

	Ohio – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270		02/15/50	2,026,502

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,445,305)				$9,084,873

	Government Guarantee Obligations – 3.6%
	Hashemite Kingdom of Jordan Government AID Bond(i)
	$7,400,000	2.503%		10/30/20	$7,704,919
	Israel Government AID Bond(i)
	7,827,000	5.500		09/18/23	9,642,010
	1,200,000	5.500		12/04/23	1,482,083
	2,400,000	5.500		04/26/24	2,964,737
	4,700,000	5.500		09/18/33	6,208,530
	Kreditanstalt fuer Wiederaufbau(j)
	10,100,000	1.125		08/06/18	10,120,189

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $36,758,381)				$38,122,468

	U.S. Treasury Obligations – 12.9%
	United States Treasury Bonds
	$27,900,000	3.125	%(g)	02/15/42	$29,371,725
	7,900,000	3.625		08/15/43	9,096,693
	3,200,000	3.750		11/15/43	3,768,192
	3,000,000	3.000		05/15/45	3,070,290
	4,100,000	2.875		08/15/45	4,097,458
	United States Treasury Inflation Protected Securities
	1,576,095	0.125		04/15/17	1,570,437
	3,915,066	2.625		07/15/17	4,102,872
	2,461,224	0.375		07/15/23	2,422,386
	6,811,915	0.625		01/15/24	6,788,482
	3,056,818	2.500		01/15/29	3,672,002
	3,143,680	1.375		02/15/44	3,197,720
	United States Treasury Notes
	16,700,000	1.625		06/30/20	16,912,423
	12,200,000	2.250		04/30/21	12,664,698
	6,500,000	2.000		05/31/21	6,656,195
	7,600,000	2.125		12/31/21	7,806,492
	3,600,000	1.750		02/28/22	3,612,852
	7,800,000	1.875		05/31/22	7,875,036
	800,000	2.125		06/30/22	820,896

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$1,800,000	2.000%	07/31/22	$1,831,248
7,900,000	1.750	09/30/22	7,896,919

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $136,103,285)			$137,235,016

Shares	Rate	Value
Investment Company(k) – 7.7%
Goldman Sachs Financial Square Government Fund – FST Shares
82,269,400	0.006%	$82,269,400
(Cost $82,269,400)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS
(Cost $1,108,536,206)		$1,116,105,885

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 1.6%
Commercial Paper – 1.6%
Omnicom Cap, Inc.
$5,000,000	0.477%	11/09/15	$4,997,454
AutoZone, Inc.
5,000,000	0.406	10/09/15	4,999,556
Diageo Capital PLC
5,000,000	0.416	11/12/15	4,997,608
PPG Industries
2,500,000	0.497	10/14/15	2,499,558

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,494,176)			$17,494,176

TOTAL INVESTMENTS – 106.5%
(Cost $1,126,030,382)			$1,133,600,061

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – (0.1)%
Royal Bank of Canada Reverse Repurchase Agreement
$(1,233,225)	1.500%	05/07/16	$(1,233,225)
(Cost $(1,233,225))

LIABILITIES IN EXCESS OF OTHER ASSETS — (6.4)%			(68,289,514)

NET ASSETS – 100.0%			$1,064,077,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $162,243,645, which represents approximately 15.3% of net assets as of September 30, 2015.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $1,169,328.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $115,678,903 which represents approximately 10.9% of net assets as of September 30, 2015.
(g)	A portion of this securities is segregated as collateral for initial margin requirements on futures transactions.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.
(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $28,002,279, which represents approximately 2.6% of net assets as of September 30, 2015.
(j)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $10,120,189, which represents approximately 1.0% of net assets as of September 30, 2015.
(k)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	2,449,999	EUR	1,639,903	$1,835,297	12/16/15	$389
	USD	700,259	CAD	929,000	695,996	11/12/15	4,263
Barclays Bank PLC	USD	950,790	JPY	113,919,000	949,941	10/29/15	849
BNP Paribas SA	GBP	1,072,561	EUR	1,449,000	1,622,013	12/16/15	709
	JPY	194,211,688	USD	1,616,000	1,621,164	12/16/15	5,164
	USD	392,965	GBP	254,369	384,677	12/16/15	8,287
Citibank NA	EUR	731,000	GBP	535,794	817,925	12/16/15	7,655
	JPY	194,328,040	USD	1,616,000	1,622,135	12/16/15	6,135
	USD	5,718,897	CAD	7,572,843	5,672,825	12/16/15	46,073
	USD	9,460,034	EUR	8,408,284	9,400,710	11/06/15	59,324
	USD	816,174	EUR	722,000	807,855	12/16/15	8,320
	USD	6,274,498	GBP	3,993,778	6,041,319	10/08/15	233,179
State Street Bank and Trust	EUR	1,459,000	GBP	1,056,841	1,632,493	12/16/15	34,253
	SEK	2,048,522	EUR	218,030	245,207	12/16/15	1,251
	USD	3,256,000	JPY	388,344,270	3,241,667	12/16/15	14,333
Westpac Banking Corp.	NZD	1,285,000	USD	801,904	816,924	12/16/15	15,020
	SEK	4,016,899	EUR	426,490	480,821	12/16/15	3,616
	USD	3,764,809	CAD	4,985,360	3,734,538	12/16/15	30,270
	USD	462,560	EUR	409,473	458,165	12/16/15	4,396
TOTAL							$483,486
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CAD	1,058,605	USD	809,000	$793,002	12/16/15	$(15,998)
	EUR	708,000	USD	807,925	792,190	12/16/15	(15,735)
	USD	1,622,113	AUD	2,335,000	1,632,142	12/16/15	(10,030)
Barclays Bank PLC	CAD	1,086,920	USD	815,000	814,213	12/16/15	(787)
	GBP	128,844	USD	198,642	194,848	12/16/15	(3,795)
BNP Paribas SA	EUR	3,618,000	USD	4,082,312	4,048,224	12/16/15	(34,087)
	GBP	1,068,501	EUR	1,454,000	1,615,872	12/16/15	(11,027)
	GBP	125,525	USD	196,242	189,830	12/16/15	(6,412)
Citibank NA	EUR	726,000	USD	817,324	812,330	12/16/15	(4,993)
	GBP	1,991,000	USD	3,127,996	3,011,751	10/08/15	(116,246)
	GBP	894,429	USD	1,380,877	1,352,626	12/16/15	(28,251)
	USD	713,057	SEK	6,058,202	723,894	10/06/15	(10,837)
Standard Chartered Bank	NZD	2,525,000	USD	1,617,045	1,605,240	12/16/15	(11,806)
State Street Bank and Trust	AUD	1,142,000	USD	813,310	798,247	12/16/15	(15,063)
	CAD	1,598,548	EUR	1,078,329	1,197,474	12/16/15	(9,082)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust (continued)	CAD	4,244,721	USD	3,244,000	3,179,726	12/16/15	(64,274)
	EUR	408,221	USD	462,560	$456,764	12/16/15	$(5,796)
Westpac Banking Corp.	AUD	2,248,000	USD	1,610,804	1,571,330	12/16/15	(39,474)
	CAD	1,069,307	USD	813,000	801,019	12/16/15	(11,981)
	GBP	538,323	EUR	731,000	814,095	12/16/15	(3,829)
	USD	514,978	EUR	463,000	517,648	11/06/15	(2,670)
	USD	4,339,383	NZD	6,926,390	4,403,373	12/16/15	(63,990)
TOTAL							$(486,163)

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	10/14/15	$(6,000,000)	$(6,241,875)
FNMA	3.000	TBA-15yr	10/19/15	(1,000,000)	(1,041,250)
FNMA	3.000	TBA-30yr	10/14/15	(7,000,000)	(7,092,968)
FNMA	5.000	TBA-30yr	10/14/15	(1,000,000)	(1,102,188)
GNMA	3.500	TBA-30yr	10/21/15	(21,000,000)	(21,997,500)
TOTAL (Proceeds Receivable: $37,095,039)					$(37,475,781)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	29	December 2015	$2,634,209	$30,109
Eurodollars	1	March 2017	247,325	2,234
Ultra Long U.S. Treasury Bonds	137	December 2015	21,975,656	215,027
5 Year German Euro-Bobl	(26)	December 2015	(3,748,339)	(12,822)
10 Year German Euro-Bund	(8)	December 2015	(1,396,213)	(25,578)
2 Year U.S. Treasury Notes	235	December 2015	51,472,344	71,140
5 Year U.S. Treasury Notes	575	December 2015	69,296,484	431,568
10 Year U.S. Treasury Notes	106	December 2015	13,645,844	(3,522)
20 Year U.S. Treasury Bonds	(77)	December 2015	(12,115,469)	(136,215)
TOTAL				$571,941

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	2,470	(b)	12/16/20	0.500%	6 month EURO	$(13,859)	$(1,714)
CAD	12,300	(b)	12/16/20	1.250	6 month CDOR	16,440	(2,692)
NOK	12,850		12/16/20	1.500	3 month NIBOR	3,301	10,764
	$20,150	(b)	12/16/20	3 month LIBOR	2.000%	(274,250)	(237,772)
SEK	88,090	(b)	12/16/20	3 month STIBOR	0.500	30,026	6,475
	$33,970	(b)	06/24/21	2.923	3 month LIBOR	46,353	393,851
	42,000	(b)	09/02/22	2.810	3 month LIBOR	63,066	167,090
	13,800	(b)	12/16/22	3 month LIBOR	2.250	(203,695)	(235,706)
EUR	480	(b)	12/16/22	6 month EURO	0.500	11,099	(5,287)
	8,810		05/15/24	1.100	6 month EURO	(29,374)	271,923
	21,600	(b)	05/11/25	1.568	6 month EURO	(91,255)	146,673
	8,780	(b)	06/08/25	1.850	6 month EURO	(24,288)	172,471
	1,520	(b)	07/10/25	1.700	6 month EURO	(38,508)	50,268
	5,210	(b)	09/16/25	2.000	6 month EURO	(76,529)	189,586
GBP	3,820	(b)	09/16/25	6 month BP	2.750	(47,329)	(81,888)
EUR	520	(b)	09/28/25	1.500	6 month EURO	(2,311)	(566)
	$410	(b)	09/28/25	2.750	3 month LIBOR	(1,304)	2,385
GBP	650	(b)	09/28/25	6 month BP	2.250	1,118	(856)
EUR	34,870	(b)	12/16/25	0.750	6 month EURO	(1,088,778)	123,732
	22,300	(b)	12/16/25	1.500	6 month EURO	(480,899)	306,029
GBP	800	(b)	12/16/25	2.000	6 month BP	2,683	13,771
	$17,310	(b)	12/16/25	3 month LIBOR	2.500	(278,366)	(418,899)
SEK	42,680		12/16/25	3 month STIBOR	1.500	(39,949)	(1,248)
	$34,800		12/16/25	3.000	3 month LIBOR	78,322	(141,664)
AUD	4,510	(b)	12/16/25	3.000	6 month AUDOR	(4,240)	30,672
	3,810	(b)	12/16/25	6 month AUDOR	3.500	3,808	(5,971)
GBP	4,380	(b)	12/16/25	6 month BP	2.750	(119,172)	(23,574)
CAD	4,770	(b)	12/16/25	6 month CDOR	2.500	72,461	(44,305)
JPY	701,330	(b)	12/16/25	6 month JYOR	1.000	(42,397)	964
	$8,700	(b)	06/24/29	3 month LIBOR	3.218	(21,092)	(358,211)
EUR	4,610	(b)	06/08/30	6 month EURO	2.100	(15,053)	(115,270)
	$9,850	(b)	09/02/30	3 month LIBOR	3.005	(14,195)	(140,540)
EUR	3,830	(b)	12/16/30	6 month EURO	1.000	249,546	(32,017)
	8,030	(b)	05/11/35	6 month EURO	1.695	180,960	50,544
GBP	3,930	(b)	12/16/45	6 month BP	2.250	(138,130)	(98,817)
	TOTAL					$(2,285,790)	$(9,799)
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Credit Suisse International (London)	Markit CMBX Series 7	100	0.500%	01/17/47	1.063%	$(3,768)	$(426)
		300	0.500	01/17/47	1.063	(11,522)	(1,063)
Bank of America Securities LLC	CDX North America Investment Grade Index 16	3,975	1.000	06/20/16	0.256	817	21,913
TOTAL						$(14,473)	$20,424

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

INTEREST RATE SWAPTION CONTRACTS

For the six months ended September 30, 2015, the Fund had the following interest rate swaptions activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	30,000	697,260
Contracts Bought to Close	(30,000)	(697,260)
Contracts Outstanding September 30, 2015	$—	$—

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 36.9%
	British Pound – 3.7%
	United Kingdom Treasury
GBP	3,400,000	1.750%		07/22/19	$5,287,208
	2,000,000	4.500		09/07/34	4,033,746
	350,000	4.250		03/07/36	689,852
	3,120,000	3.250		01/22/44	5,461,633
	2,970,000	3.500		01/22/45	5,441,894
	1,260,000	3.500		07/22/68	2,540,689

					23,455,022

	Canadian Dollar – 1.8%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	651,995
	Government of Canada
	5,300,000	2.500		06/01/24	4,349,336
	3,450,000	4.000		06/01/41	3,478,412
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,501,668
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,538,774

					11,520,185

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	489,061

	Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	737,057

	Euro – 14.7%
	Federal Republic of Germany
EUR	1,200,000	2.250		09/04/21	1,512,968
	1,010,000	1.500		05/15/23	1,232,865
	3,060,000	2.000		08/15/23	3,871,027
	5,955,000	1.000		08/15/24	6,973,579
	3,140,000	4.750		07/04/34	5,677,322
	Government of Finland(a)
	2,290,000	4.375		07/04/19	2,984,304
	Government of France
	4,070,000	4.250		10/25/23	5,853,858
	1,330,000	4.500		04/25/41	2,316,389
	Italy Buoni Poliennali Del Tesoro
	5,113,881	2.350		09/15/19	6,234,817
	960,000	3.750		05/01/21	1,232,612
	3,300,000	5.000		03/01/22	4,559,051
	840,000	5.500		11/01/22	1,199,870
	1,520,000	5.000	(a)	03/01/25	2,183,371
	2,040,000	3.500	(a)	03/01/30	2,643,781
	190,000	5.000		08/01/34	292,428
	Kingdom of Belgium
	4,485,000	3.750	(a)	09/28/20	5,916,821
	830,000	2.250		06/22/23	1,046,609
	1,670,000	2.600	(a)	06/22/24	2,161,827
	Kingdom of The Netherlands(a)
	2,280,000	0.500		04/15/17	2,576,715
	1,080,000	2.750		01/15/47	1,588,451

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Republic of Austria(a)
EUR	5,270,000	4.350%		03/15/19	6,796,144
	Republic of Ireland
	860,000	4.500		04/18/20	1,145,584
	510,000	3.400		03/18/24	677,751
	Republic of Italy
	7,112,050	2.150		11/12/17	8,240,524
	1,310,000	5.000		08/01/39	2,060,904
	Spain Government Bond
	1,480,000	4.500		01/31/18	1,815,174
	980,000	5.500	(a)	04/30/21	1,356,813
	360,000	5.400	(a)	01/31/23	510,730
	370,000	4.800	(a)	01/31/24	513,415
	2,230,000	3.800	(a)	04/30/24	2,898,937
	3,645,000	5.900	(a)	07/30/26	5,599,330

					93,673,971

	Japanese Yen – 12.4%
	Government of Japan
JPY	2,402,800,000	0.300		03/20/18	20,172,182
	1,455,500,000	1.300		06/20/20	12,843,075
	1,379,100,000	0.800		09/20/23	12,055,701
	523,000,000	0.400		06/20/25	4,390,384
	29,000,000	2.200		03/20/31	292,127
	225,000,000	1.700		09/20/32	2,113,517
	1,557,900,000	1.400		09/20/34	13,759,621
	1,085,200,000	2.500		09/20/34	11,290,277
	100,000,000	2.200		09/20/39	991,506
	141,600,000	2.000		03/20/52	1,354,575

					79,262,965

	Mexican Peso – 2.2%
	United Mexican States
MXN	161,067,940	0.000	(b)	10/01/15	9,515,213
	8,945,860	0.000	(b)	10/15/15	528,256
	10,707,660	0.000	(b)	10/29/15	631,549
	2,440,720	0.000	(b)	11/19/15	143,682
	12,203,610	0.000	(b)	12/10/15	717,068
	14,310,890	0.000	(b)	12/17/15	840,379
	7,154,300	7.750		11/23/34	469,770
	13,763,300	10.000		11/20/36	1,108,691
	1,882,300	8.500		11/18/38	132,419

					14,087,027

	Polish Zloty – 0.1%
	Poland Government Bond
PLN	980,000	3.250		07/25/19	267,906
	290,000	4.000		10/25/23	83,094
	1,200,000	3.250		07/25/25	326,359

					677,359

	South African Rand – 0.3%
	Republic of South Africa
ZAR	18,820,000	7.750		02/28/23	1,316,717
	6,569,608	10.500		12/21/26	543,489

					1,860,206

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	South Korean Won – 0.6%
	Republic of Korea
KRW	3,819,000,000	5.000%		06/10/20	$3,695,760

	United States Dollar – 0.9%
	Republic of Chile
	$150,000	3.625		10/30/42	128,625
	Republic of Colombia
	1,510,000	4.000		02/26/24	1,463,190
	Republic of Indonesia
	200,000	4.125	(a)	01/15/25	188,500
	600,000	4.125		01/15/25	565,500
	Republic of Korea
	660,000	7.125		04/16/19	780,641
	Republic of Peru
	580,000	6.550		03/14/37	672,800
	United Mexican States
	460,000	4.750		03/08/44	419,750
	1,210,000	5.550		01/21/45	1,240,250
	470,000	5.750		10/12/10	439,450

					5,898,706

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $245,972,576)				$235,357,319

	Corporate Obligations – 19.9%
	Automotive – 0.6%
	FCE Bank PLC
EUR	750,000	1.625%		09/09/16	$844,830
	Ford Motor Credit Co. LLC
	$2,300,000	3.984		06/15/16	2,340,862
	300,000	4.250		02/03/17	309,687

					3,495,379

	Banks – 6.8%
	Bank of America Corp.
EUR	300,000	4.625		08/07/17	360,609
	$1,550,000	5.750		12/01/17	1,677,185
	1,000,000	5.650		05/01/18	1,089,559
	1,400,000	2.600		01/15/19	1,416,055
	600,000	2.650		04/01/19	606,905
	1,450,000	4.125		01/22/24	1,508,409
	BNP Paribas SA(c)(d)
EUR	150,000	4.730		04/12/49	168,867
	Branch Banking & Trust Co.(d)
	$1,250,000	3.625		09/16/25	1,252,574
	Citigroup, Inc.
	105,000	4.450		01/10/17	108,900
	375,000	6.125		05/15/18	414,611
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,512,328
	Dexia Credit Local SA(a)
	2,000,000	1.500		10/07/17	2,011,118
	HSBC Holdings PLC
EUR	550,000	3.000		06/30/25	604,356
	$450,000	6.800		06/01/38	549,855

	Corporate Obligations – (continued)
	Banks – (continued)
	ING Bank NV
	1,600,000	4.000	%(a)	03/15/16	$1,621,824
EUR	300,000	6.125	(c)(d)	05/29/23	374,169
	$900,000	5.800	(a)	09/25/23	975,772
	2,800,000	4.125	(c)(d)	11/21/23	2,865,932
	Intesa Sanpaolo SpA
EUR	500,000	4.125		01/14/16	564,822
	$800,000	2.375		01/13/17	802,287
	1,700,000	3.875		01/16/18	1,752,815
	900,000	3.875		01/15/19	932,871
	500,000	5.017	(a)	06/26/24	493,276
	JPMorgan Chase & Co.
	700,000	3.875		02/01/24	720,847
	2,600,000	3.625		05/13/24	2,631,646
	KBC Bank NV(c)(d)
	1,000,000	8.000		01/25/23	1,092,650
	KBC Groep NV(c)(d)
EUR	1,600,000	1.875		03/11/27	1,685,700
	LBG Capital No.1 PLC
	350,000	7.625		10/14/20	458,709
	LBG Capital No.2 PLC
	150,000	8.875		02/07/20	203,492
	100,000	6.385		05/12/20	124,673
	Lloyds TSB Bank PLC(c)(d)
	1,250,000	11.875		12/16/21	1,564,359
	Morgan Stanley, Inc.
	$500,000	5.625		09/23/19	557,889
EUR	900,000	2.375		03/31/21	1,055,500
	$50,000	3.875		04/29/24	51,154
	1,700,000	3.700		10/23/24	1,718,258
EUR	300,000	1.750		01/30/25	324,329
	$350,000	4.000		07/23/25	357,688
	1,000,000	3.950		04/23/27	960,411
	350,000	4.300		01/27/45	331,458
	Regions Financial Corp.(d)
	750,000	2.000		05/15/18	747,691
	Santander UK Group Holdings PLC(a)
	900,000	4.750		09/15/25	889,473
	300,000	5.625		09/15/45	300,723
	Synchrony Financial(d)
	100,000	1.875		08/15/17	99,923
	250,000	3.000		08/15/19	251,821
	The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,043,819
	UBS Group Funding Jersey Ltd.(a)
	1,750,000	4.125		09/24/25	1,741,589
	Wells Fargo & Co.
	800,000	3.300		09/09/24	799,370

					43,378,271

	Chemicals – 0.4%
	Bayer AG(c)(d)
EUR	550,000	3.750		07/01/74	599,482
	Eastman Chemical Co.(d)
	$650,000	3.800		03/15/25	634,331

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount			Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Chemicals – (continued)
	LYB International Finance BV
	$150,000		5.250%		07/15/43	$149,297
	LyondellBasell Industries NV(d)
	500,000		5.000		04/15/19	538,001

	Monsanto Co.(d)
	650,000		4.400		07/15/44	565,633

						2,486,744

	Communications – 2.0%
	21st Century Fox America, Inc.
	50,000		4.000		10/01/23	51,350
	600,000		3.700	(d)	09/15/24	599,640
	America Movil SAB de CV
MXN	5,260,000		6.000		06/09/19	309,611
	British Telecommunications PLC
GBP	244,000		6.625		06/23/17	398,994
	CCO Safari II LLC(a)(d)
	$1,150,000		4.908		07/23/25	1,143,548
	Comcast Corp.
	50,000		4.500		01/15/43	50,140
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
	100,000		6.000	(d)	08/15/40	105,150
	350,000		6.375		03/01/41	384,930
	Orange SA
	50,000		5.375		01/13/42	52,860
	250,000		5.500	%(d)	02/06/44	269,382
	Time Warner Cable, Inc.
	300,000		6.750		07/01/18	333,066
	650,000		5.000		02/01/20	696,261
	100,000		4.125	(d)	02/15/21	102,550
	28,000		7.300		07/01/38	29,669
	100,000		5.500	(d)	09/01/41	90,070
	Verizon Communications, Inc.
	2,248,000		2.625		02/21/20	2,259,038
	350,000		4.500		09/15/20	378,598
	750,000		5.150		09/15/23	827,600
	2,850,000		3.500	(d)	11/01/24	2,804,128
	40,000		6.400		09/15/33	46,161
	86,000		6.550		09/15/43	101,274
	505,000		4.522		09/15/48	442,538
	25,000		4.672		03/15/55	21,459
	Verizon Wireless Capital LLC
EUR	950,000		8.750		12/18/15	1,080,478

						12,578,495

	Diversified Manufacturing – 0.1%
	Roper Technologies, Inc.
	$400,000		2.050		10/01/18	398,257

	Electric – 0.6%
	Berkshire Hathaway Energy Co.
	350,000		5.950		05/15/37	410,988
	EDP Finance BV
EUR	200,000		4.875		09/14/20	252,039
	350,000		4.125		01/20/21	426,186
	100,000		2.625		01/18/22	112,077

	Corporate Obligations – (continued)
	Electric – (continued)
	Electricite de France SA(c)(d)
	$100,000		4.125%		01/22/49	$108,846
	700,000		5.000		01/22/49	776,079
	Enel Finance International NV
GBP	150,000		5.625		08/14/24	262,245
	150,000		5.750		09/14/40	261,514

	Exelon Corp.(d)
	$450,000		3.950		06/15/25	453,885
	Ruwais Power Co. PJSC(a)
	520,000		6.000		08/31/36	579,800

						3,643,659

	Energy – 1.8%
	Anadarko Petroleum Corp.(d)
	350,000		3.450		07/15/24	336,844
	400,000		4.500		07/15/44	357,765
	Apache Corp.(d)
	100,000		3.250		04/15/22	97,349
	150,000		4.750		04/15/43	136,467
	550,000		4.250		01/15/44	467,109
	APT Pipelines Ltd.
EUR	800,000		1.375		03/22/22	848,866
	1,650,000		2.000		03/22/27	1,655,006
	Brazil Minas SPE via State of Minas Gerais
	$231,000		5.333		02/15/28	184,800
	Buckeye Partners LP(d)
	550,000		4.150		07/01/23	514,965
	Columbia Pipeline Group, Inc.(a)
	100,000		2.450		06/01/18	100,201
	150,000		3.300	(d)	06/01/20	149,829
	Devon Energy Corp.(d)
	350,000		4.000		07/15/21	359,169
	500,000		3.250		05/15/22	478,074
	200,000		5.600		07/15/41	191,271
	$50,000		4.750		05/15/42	44,141
	Dolphin Energy Ltd.
	367,710		5.888	(a)	06/15/19	393,909
	246,891		5.888		06/15/19	264,482
	Energy Transfer Partners LP(d)
	150,000		3.600		02/01/23	135,002
	Enterprise Products Operating LLC(d)
	500,000		3.750		02/15/25	475,607
	Halliburton Co.(d)
	50,000		3.500		08/01/23	49,795
	Kinder Morgan, Inc.(d)
	350,000		3.050		12/01/19	343,588
	TOTAL SA	(c)(d)
EUR	1,600,000		2.250		02/26/49	1,641,773
	1,400,000		2.625		02/26/49	1,373,195
	Weatherford International Ltd.
	$50,000		9.625		03/01/19	53,000
	Williams Partners LP(d)
	650,000		3.900		01/15/25	556,743

						11,208,950

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Financial Companies – 0.3%
	American Express Credit Corp.
	$700,000	2.800%		09/19/16	$712,452

	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,449,035

					2,161,487

	Food & Beverage – 1.1%
	CVS Health Corp.(d)
	$550,000	2.800		07/20/20	558,628
	300,000	3.500		07/20/22	309,768
	350,000	4.000		12/05/23	369,717
	250,000	3.875		07/20/25	257,348
	Kraft Heinz Foods Co.(a)(d)
	600,000	2.800		07/02/20	604,557
	500,000	3.500		07/15/22	510,198
	500,000	3.950		07/15/25	510,762
	150,000	5.000		07/15/35	156,006
	150,000	5.200		07/15/45	159,326
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	420,169
	1,050,000	4.250		07/15/22	1,090,218
	885,000	5.500		01/15/42	947,695
	Walgreens Boots Alliance, Inc.(d)
EUR	550,000	2.125		11/20/26	585,765
	$350,000	4.800		11/18/44	335,072

					6,815,229

	Health Care – Services – 0.1%
	Humana, Inc.(d)
	150,000	3.850		10/01/24	151,561
	UnitedHealth Group, Inc.
	700,000	2.875		12/15/21	707,907

					859,468

	Health Care Products – 0.1%
	Medtronic, Inc.
	200,000	2.500		03/15/20	202,320
	350,000	3.500		03/15/25	353,935
	300,000	4.625		03/15/45	310,484

					866,739

	Insurance – 0.5%
	AIA Group Ltd.(a)(d)
	750,000	3.200		03/11/25	719,819
	Allianz Finance II BV(c)(d)
EUR	100,000	5.750		07/08/41	127,012
	Assicurazioni Generali SpA(c)(d)
GBP	50,000	6.416		02/28/49	76,370
	Generali Finance BV(c)(d)
	150,000	6.214		12/31/49	227,371
	Prudential Financial, Inc.(c)(d)
	$700,000	5.375		05/15/45	696,500
	QBE Insurance Group Ltd.(a)
	400,000	2.400		05/01/18	402,696
	Standard Life PLC(c)(d)
GBP	150,000	6.546		01/06/49	242,229

	Corporate Obligations – (continued)
	Insurance – (continued)
	Teachers Insurance & Annuity Association of America(a)
	$800,000	4.900%		09/15/44	$822,958

					3,314,955

	Metals & Mining – 0.4%
	Freeport-McMoRan, Inc.(d)
	950,000	3.550		03/01/22	710,125
	150,000	4.550		11/14/24	111,750
	Glencore Finance Canada Ltd.(a)
	1,400,000	4.250		10/25/22	1,104,250
	Rio Tinto Finance USA Ltd.
	752,000	9.000		05/01/19	917,768

					2,843,893

	Natural Gas – 0.1%
	Engie(c)(d)
EUR	400,000	3.875		07/10/49	455,296
	Gas Natural Finance BV
	300,000	1.375		01/21/25	313,749

					769,045

	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.
MXN	2,000,000	8.500		04/06/18	128,365
	$350,000	5.550		05/04/20	407,154

					535,519

	Pharmaceuticals – 1.6%
	AbbVie, Inc.
	1,500,000	1.750		11/06/17	1,504,099
	500,000	2.500	(d)	05/14/20	497,273
	150,000	3.200	(d)	11/06/22	149,281
	300,000	3.600	(d)	05/14/25	296,622
	Actavis Funding SCS
	50,000	2.450		06/15/19	49,603
	250,000	3.000	(d)	03/12/20	250,450
	100,000	3.450	(d)	03/15/22	98,654
	400,000	4.850	(d)	06/15/44	365,244
	EMD Finance LLC(a)(d)
	2,050,000	3.250		03/19/25	1,987,200
	Forest Laboratories, Inc.(a)
	300,000	4.375		02/01/19	317,525
	4,100,000	5.000	(d)	12/15/21	4,447,606
	Merck KGaA(c)(d)
EUR	150,000	2.625		12/12/74	159,498

					10,123,055

	Real Estate Investment Trusts – 1.2%
	Gecina SA
EUR	700,000	4.250		02/03/16	792,666
	Hammerson PLC(d)
	850,000	2.000		07/01/22	950,597
	HCP, Inc.(d)
	$100,000	2.625		02/01/20	99,386
	1,750,000	5.375		02/01/21	1,933,857
	200,000	4.250		11/15/23	201,598

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Real Estate Investment Trusts – (continued)
	Prologis LP(d)
EUR	100,000	3.000%		01/18/22	$116,835
	400,000	3.375		02/20/24	471,140
	Trust F/1401(a)
	$330,000	5.250		12/15/24	341,550

	Ventas Realty LP(d)
	1,600,000	3.500		02/01/25	1,536,919
	Ventas Realty LP/Ventas Capital Corp.(d)
	200,000	3.250		08/15/22	195,051
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(d)
	350,000	2.700		09/17/19	348,345
	400,000	3.750		09/17/24	393,735

					7,381,679

	Technology – 0.3%
	Apple, Inc.
	500,000	3.850		05/04/43	453,932
	Harris Corp.(d)
	250,000	2.700		04/27/20	247,069
	Hewlett-Packard Co.
	250,000	2.600		09/15/17	257,497
	Oracle Corp.(d)
	1,050,000	2.950		05/15/25	1,022,421

					1,980,919

	Tobacco – 1.4%
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	815,379
	200,000	3.500		06/15/22	205,554
	3,300,000	3.950		06/15/25	3,432,303
	Reynolds American, Inc.
	200,000	3.250		06/12/20	205,478
	150,000	4.000		06/12/22	156,662
	2,700,000	4.450	(d)	06/12/25	2,829,420
	250,000	5.700	(d)	08/15/35	271,155
	1,100,000	5.850	(d)	08/15/45	1,224,516

					9,140,467

	Transportation(a) – 0.4%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	2,350,000	3.375	(d)	02/01/22	2,296,756
	450,000	4.250		01/17/23	458,864

					2,755,620

	TOTAL CORPORATE OBLIGATIONS
	(Cost $129,388,617)				$126,737,830

	Foreign Debt Obligations(e) – 1.6%
	Supranational – 1.6%
	European Financial Stability Facility
EUR	7,700,000	2.000		05/15/17	8,896,082
	1,100,000	2.350		07/29/44	1,415,833

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,050,219)				$10,311,915

	Asset-Backed Securities – 8.4%
	Collateralized Loan Obligations(a)(c) – 4.9%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
	$1,504,525	0.928%		11/01/18	$1,493,694

	B&M CLO Ltd. Series 2014-1A, Class A1
	1,750,000	1.676		04/16/26	1,721,624
	B&M CLO Ltd. Series 2014-1A, Class A2
	300,000	2.226		04/16/26	289,998
	Greywolf CLO V Ltd. Series 2015-1A, Class A1
	1,800,000	1.871		04/25/27	1,789,898
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
	1,600,000	1.805		04/18/26	1,580,643
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
	3,250,000	1.699		04/28/25	3,207,178
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
	850,000	2.279		04/28/25	822,598
	Madison Park Funding X Ltd. Series 2012-10A, Class A1A
	2,600,000	1.645		01/20/25	2,584,525
	Magnetite VIII Ltd. Series 2014-8A, Class A
	2,700,000	1.755		04/15/26	2,690,518
	Magnetite VIII Ltd. Series 2014-8A, Class B
	550,000	2.275		04/15/26	544,905
	OFSI Fund V Ltd. Series 2014-7A, Class ACOM
	2,850,000	1.872		10/18/26	2,783,025
	Shackleton CLO Ltd. Series 2014-5A, Class A
	3,650,000	1.811		05/07/26	3,618,767
	Shackleton CLO Ltd. Series 2014-5A, Class B1
	800,000	2.311		05/07/26	780,746
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
	1,250,000	1.651		07/15/26	1,216,000
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	1,550,000	1.805		04/15/26	1,533,108
	Trinitas CLO Ltd. Series 2014-1A, Class B1
	400,000	2.175		04/15/26	382,186
	Whitehorse VIII Ltd. Series 2014-1A, Class A
	3,500,000	1.689		05/01/26	3,452,942
	Whitehorse VIII Ltd. Series 2014-1A, Class B
	750,000	2.239		05/01/26	723,562

					31,215,917

	Home Equity – 1.9%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(c)
	2,793,272	1.644		10/25/37	2,609,053
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(c)
	55,688	7.000		09/25/37	55,221
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(c)
	98,055	7.000		09/25/37	99,006
	SPS Servicer Advance Receivables Trust Series 2015-T1, Class A(a)
	9,450,000	2.530		06/15/45	9,450,000

					12,213,280

	Student Loans(c) – 1.6%
	Access Group, Inc. Series 2004-2, Class A2
	1,604,573	0.445		01/25/16	1,587,895

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loans(c) – (continued)
	Chase Education Loan Trust Series 2007-A, Class A3
	$547,853	0.396%	12/28/23	$535,892
	Educational Services of America, Inc. Series 2010-1, Class A1(a)
	1,103,146	1.145	07/25/23	1,109,192
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	728,978	1.279	02/25/42	733,199
	Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	756,821	1.075	07/27/48	749,784

	Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	421,048	1.044	02/25/43	413,447
	Northstar Education Finance, Inc. Series 2004-2, Class A3
	608,692	0.464	07/30/18	604,234
	Scholar Funding Trust Series 2010-A, Class A(a)
	1,253,068	1.044	10/28/41	1,214,699
	SLC Student Loan Center Series 2011-1, Class A(a)
	948,606	1.414	10/25/27	950,560
	SLC Student Loan Trust Series 2006-1, Class A4
	842,927	0.417	12/15/21	839,091
	SLM Student Loan Trust Series 2005-3, Class A5
	1,617,863	0.385	10/25/24	1,577,587

				10,315,580

	TOTAL ASSET-BACKED SECURITIES
	(Cost $54,112,906)			$53,744,777

	Mortgage-Backed Obligations – 16.5%
	Adjustable Rate Non-Agency(c) – 0.5%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$175,046	1.684%	09/25/35	$157,051
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	896,004	0.413	03/20/46	688,628
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	135,665	2.560	04/20/35	132,535
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	867,709	2.752	08/19/36	706,461
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,133,840	1.184	01/25/46	782,168
	Sequoia Mortgage Trust Series 2004-10, Class A3A
	210,237	1.063	11/20/34	201,717
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	491,424	2.565	11/25/34	492,776

	TOTAL ADJUSTABLE RATE NON-AGENCY			$3,161,336

	Collateralized Mortgage Obligations – 2.1%
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)(c)
	$665,361	0.565%	09/20/66	$623,608
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(a)(c)
	995,297	0.585	09/20/66	933,562
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(c)
EUR	1,660,014	0.223	09/20/66	1,753,284

	Mortgage-Backed Obligations – (continued)
	Collateralized Mortgage Obligations – 2.1%
	EMF-UK PLC Series 08-1X, Class A1A(c)
GBP	1,002,034	1.551%	03/13/46	$1,461,480
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1(c)
	990,101	0.971	09/13/45	1,397,997
	FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1(c)
	$67,620	1.699	02/25/25	67,646
	FNMA REMIC Series 2010-126, Class LS(c)
	2,423,074	4.803	11/25/40	491,243
	FNMA REMIC Series 2011-52, Class GB
	1,037,826	5.000	06/25/41	1,150,009

	FNMA REMIC Series 2011-99, Class DB
	875,000	5.000	10/25/41	970,712
	FNMA REMIC Series 2012-111, Class B
	134,491	7.000	10/25/42	153,745
	FNMA REMIC Series 2012-153, Class B
	499,061	7.000	07/25/42	585,271
	FNMA REMIC Series 2013-96, Class SW(c)
	630,636	5.906	09/25/43	102,261
	FNMA REMIC Series 2015
	1,000,000	6.054	10/01/45	158,218
	FNMA REMIC Series 2015-79
	4,700,000	5.506	10/01/45	630,094
	GNMA REMIC Series 2010-31, Class SA(c)
	951,174	5.534	03/20/40	140,864
	GNMA REMIC Series 2015-126, Class HS(c)
	1,750,000	6.002	09/20/45	324,782
	Granite Master Issuer PLC Series 2007-2, Class 2B1(c)
	1,000,000	0.447	12/17/54	981,350
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C(c)
EUR	131,715	0.246	09/21/38	152,279
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A(c)
GBP	85,656	0.852	12/21/37	136,751
	Leek Finance PLC Series 2017X, Class A2C(c)
EUR	142,760	0.266	12/21/37	168,349
	Leek Finance PLC Series 2018X, Class A2B(c)
	$746,385	0.541	09/21/38	770,684
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	10,156	1.840	10/07/20	10,159

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,164,348

	Commercial Mortgage-Backed Securities – 2.9%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(c)
	$600,000	5.794%	04/10/49	$629,880
	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	2,373,327	5.602	06/11/50	2,532,489
	Commercial Mortgage Trust Series 2007-C9, Class A1A(c)
	3,912,489	5.989	12/10/49	4,141,612
	FNMA ACES Series 2012-M8, Class ASQ2
	156,958	1.520	12/25/19	158,430
	FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.800	12/25/19	304,426

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – (continued)
FREMF Mortgage Trust Series 2015-K44, Class B(a)(c)
$1,750,000	3.811%	01/25/48		$1,682,852
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(c)
3,481,594	5.988	08/10/45		3,695,505
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(c)
2,999,167	6.051	07/15/44		3,195,316
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(c)
150,000	5.478	02/12/44		155,771
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(c)
250,000	5.931	12/15/44		257,126
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(c)
1,723,934	5.608	05/15/46		1,788,696

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$18,542,103

Federal Agencies – 11.0%
FHLMC – 0.3%
$168	5.000%	09/01/16		$171
1,440	5.000	11/01/16		1,498
537	5.000	12/01/16		558
6,583	5.000	01/01/17		6,830
10,169	5.000	02/01/17		10,563
9,186	5.000	03/01/17		9,528
17,278	5.000	04/01/17		17,938
803	5.000	05/01/17		834
304	5.000	06/01/17		316
721	5.000	08/01/17		751
56,869	5.000	09/01/17		59,129
72,781	5.000	10/01/17		75,667
45,172	5.000	11/01/17		46,964
47,482	5.000	12/01/17		49,368
59,719	5.000	01/01/18		62,131
134,224	5.000	02/01/18		139,722
125,751	5.000	03/01/18		131,040
125,272	5.000	04/01/18		130,502
93,018	5.000	05/01/18		97,012
25,285	5.000	06/01/18		26,369
25,907	5.000	07/01/18		27,078
10,715	5.000	08/01/18		11,170
9,027	5.000	09/01/18		9,413
32,592	5.000	10/01/18		34,076
41,152	5.000	11/01/18		43,004
27,059	5.000	12/01/18		28,234
18,256	5.000	01/01/19		19,080
1,739	5.000	02/01/19		1,821
4,804	5.000	03/01/19		5,078
3,823	5.000	01/01/33		4,221
1,165	5.000	06/01/33		1,282
10,909	5.000	07/01/33		12,008
12,985	5.000	08/01/33		14,293
2,317	5.000	10/01/33		2,551
8,955	5.000	11/01/33		9,857
2,897	5.000	12/01/33		3,189
10,585	5.000	02/01/34		11,650
3,775	5.000	03/01/34		4,153

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$6,559	5.000%	04/01/34		$7,217
11,684	5.000	05/01/34		12,861
155,365	5.000	06/01/34		171,007
2,273	5.000	11/01/34		2,501
43,925	5.000	04/01/35		48,351
4,457	5.000	11/01/35		4,906
8,488	5.000	02/01/37		9,415
1,071	5.000	11/01/37		1,173
418,800	7.000	02/01/39		491,277
60,162	5.000	01/01/40		66,639

				1,924,396

FNMA – 5.8%
1,238	5.000	04/01/18		1,294
11,347	5.000	05/01/18		11,810
1,590	5.000	06/01/18		1,659
1,411	5.000	11/01/18		1,478
1,605	5.000	03/01/19		1,693
2,323	5.000	04/01/19		2,453
4,000,000	4.506	06/01/19		4,305,436
1,510,737	3.416	10/01/20		1,620,735
1,112,397	3.612	12/01/20		1,205,689
716,224	3.763	12/01/20		775,036
1,933,740	4.375	06/01/21		2,146,656
393,417	3.830	07/01/21		427,530
195,067	5.000	05/01/26		214,745
4,044	5.000	08/01/33		4,473
2,728	5.500	02/01/34		3,064
5,067	5.500	05/01/34		5,700
3,742	5.500	10/01/34		4,221
19,422	5.500	12/01/34		21,910
5,144	5.500	04/01/35		5,803
4,288	5.500	07/01/35		4,837
60,045	4.500	05/01/38		65,075
260,148	7.000	03/01/39		297,063
43,873	4.500	05/01/39		48,351
24,726	4.500	06/01/39		27,250
23,970	4.500	08/01/39		26,436
259,387	5.000	06/01/40		286,055
131,557	5.000	07/01/41		145,705
127,875	4.500	08/01/41		139,130
779,708	3.000	08/01/42		795,726
673,639	3.000	09/01/42		687,717
98,061	3.000	10/01/42		100,145
422,404	3.000	11/01/42		431,376
4,247,411	3.000	12/01/42		4,336,802
2,786,451	3.000	01/01/43		2,845,738
476,707	3.000	02/01/43		486,911
214,201	3.000	03/01/43		218,786
612,147	3.000	04/01/43		625,250
1,000,000	2.500	TBA-15yr	(f)	1,019,453
2,000,000	3.000	TBA-30yr	(f)	2,026,562
7,000,000	3.500	TBA-30yr	(f)	7,300,782
4,000,000	4.500	TBA-30yr	(f)	4,336,250

				37,012,785

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	GNMA – 4.9%
	$573,414	3.950%	07/15/25		$625,412
	5,987,727	3.500	08/20/45		6,282,903
	100,000	3.500	09/20/45		104,930
	1,000,000	4.000	09/20/45		1,068,945

	22,000,000	4.000	TBA-30yr	(f)	23,420,156

					31,502,346

	TOTAL FEDERAL AGENCIES				$70,439,527

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $105,901,004)				$105,307,314

	Agency Debentures – 0.5%
	FFCB
	$700,000	3.500%	12/20/23		$763,285
	FHLMC
	1,800,000	6.750	03/15/31		2,634,135

	TOTAL AGENCY DEBENTURES
	(Cost $3,085,297)				$3,397,420

	Government Guarantee Obligations – 4.7%
	Banca Monte dei Paschi di Siena SpA(e)
EUR	3,500,000	3.500%	03/20/17		$4,069,040
	Canada Housing Trust No. 1(a)(e)
CAD	5,200,000	2.350	12/15/18		4,063,637
	Dexia Credit Local SA(e)
GBP	1,800,000	1.875	07/17/17		2,748,599
	Israel Government AID Bond(g)
	$300,000	5.500	09/18/23		369,567
	Kreditanstalt fuer Wiederaufbau(e)
EUR	14,500,000	0.000	12/07/18		16,220,927
AUD	3,000,000	6.000	08/20/20		2,421,829

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $31,777,833)				$29,893,599

	U.S. Treasury Obligations – 6.5%
	United States Treasury Bonds
	$2,500,000	2.875%	08/15/45		$2,498,450
	United States Treasury Inflation Protected Securities
	5,353,162	0.375	07/15/23		5,268,689
	5,298,156	0.625 (h)	01/15/24		5,279,930
	1,554,842	0.375	07/15/25		1,515,971
	629,371	2.125	02/15/40		744,131
	1,955,840	1.375	02/15/44		1,989,461
	6,475,000	1.000	09/15/17		6,521,167
	4,820,000	2.125	08/31/20		4,988,411
	3,100,000	1.875	05/31/22		3,129,822
	9,500,000	1.750	09/30/22		9,496,295

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $41,446,167)				$41,432,327

Notional Amount	Exercise Price	Expiration Date	Value
Options Purchased – 0.0%

Currency Options – 0.0%
BNP Paribas SA
Put CNH 29,933,885
Call USD 4,782,000
$4,782,000	6.260%	10/26/15	$93,799
BNP Paribas SA
Put USD 4,782,000
Call CNH 29,933,885
4,782,000	6.260	10/26/15	3,969

TOTAL OPTIONS PURCHASED
(Cost $41,580)			$97,768

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $622,776,199)			$606,280,269

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 2.3%
Commercial Paper – 0.6%
Barclays Bank PLC
$3,750,000	0.889%	04/13/16	$3,750,000

Repurchase Agreements(i) – 1.7%
Joint Repurchase Agreement Account II
10,600,000	0.122	10/01/15	10,600,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,350,000)			$14,350,000

TOTAL INVESTMENTS – 97.3%
(Cost $637,126,199)			$620,630,269

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			17,299,369

NET ASSETS – 100.0%			$637,929,638

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $128,386,130, which represents approximately 20.1% of net assets as of September 30, 2015.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $39,835,947, which represents approximately 6.2% of net assets as of September 30, 2015.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $38,103,203 which represents approximately 6.0% of net assets as of September 30, 2015.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $369,567, which represents approximately 0.1% of net assets as of September 30, 2015.
(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(i)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on page 103.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	2,917,975	EUR	1,953,142	$2,185,858	12/16/15	$464
	USD	366,729	CAD	487,051	364,850	12/16/15	1,879
	USD	3,114,817	GBP	2,018,061	3,051,873	12/16/15	62,944
	USD	524,308	MXN	8,327,840	492,589	10/01/15	31,719
	USD	840,387	MXN	14,190,447	834,164	12/17/15	6,223
	USD	1,912,538	ZAR	26,361,102	1,893,453	10/26/15	19,084
Barclays Bank PLC	BRL	1,710,434	USD	416,000	431,102	10/02/15	15,102
	INR	26,426,903	USD	400,711	401,803	10/19/15	1,091
	USD	79,641,690	JPY	9,542,277,000	79,570,572	10/29/15	71,118
	USD	831,193	MXN	13,980,579	825,145	10/26/15	6,048
	USD	413,000	TRY	1,259,142	406,268	12/16/15	6,732
	USD	422,197	TWD	13,742,519	417,022	10/02/15	5,175
	USD	399,037	TWD	13,006,620	393,164	10/26/15	5,874
	ZAR	6,306,862	USD	444,919	448,780	12/17/15	3,861
BNP Paribas SA	CNH	5,230,586	USD	796,920	818,390	10/28/15	21,470
	CNH	28,255,629	USD	4,271,448	4,341,907	05/26/16	70,459
	CNH	25,086,935	USD	3,781,000	3,850,295	06/13/16	69,295
	EUR	370,000	PLN	1,569,975	413,997	12/16/15	1,791
	JPY	47,759,777	USD	397,528	398,670	12/16/15	1,143
	USD	4,963,000	AED	18,258,068	4,959,807	08/11/16	3,193
	USD	232,505	AUD	332,471	232,394	12/16/15	111
	USD	298,638	CAD	394,986	295,884	12/16/15	2,754
	USD	182,682	EUR	162,969	182,347	12/16/15	335
	USD	595,081	GBP	385,043	582,293	12/16/15	12,788
	USD	368,510	JPY	44,117,982	368,271	12/16/15	239
	USD	396,372	TWD	12,907,869	391,224	10/05/15	5,149
	USD	707,988	TWD	23,427,321	707,774	11/30/15	214
Citibank NA	JPY	99,689,322	USD	829,000	832,147	12/16/15	3,147
	USD	417,781	CNH	2,731,992	417,365	09/01/16	416
	USD	416,000	EUR	368,000	411,760	12/16/15	4,240
	USD	504,655	KRW	596,693,386	503,260	10/05/15	1,395
	USD	911,880	KRW	1,083,039,886	911,720	12/04/15	160
	USD	2,867,542	MXN	48,333,000	2,852,653	10/26/15	14,889
	USD	844,423	SGD	1,198,785	840,211	12/16/15	4,212
	USD	1,319,079	TWD	43,246,000	1,310,740	10/05/15	8,339
Credit Suisse International (London)	COP	1,283,489,600	USD	410,585	414,238	10/29/15	3,653
	GBP	547,510	EUR	739,000	827,989	12/16/15	1,112
	USD	2,658,428	AUD	3,697,000	2,592,732	10/15/15	65,696
	USD	797,576	CAD	1,056,207	791,205	12/16/15	6,371
	USD	32,056,456	GBP	20,437,000	30,914,692	10/08/15	1,141,764
Deutsche Bank AG	HUF	145,327,966	USD	515,640	517,935	12/16/15	2,295
	ILS	1,638,822	USD	416,000	417,754	10/02/15	1,754
	ILS	1,638,822	USD	416,908	418,213	12/16/15	1,305
	TWD	27,189,239	USD	823,168	825,068	10/02/15	1,900
	USD	1,143,500	ILS	4,427,748	1,129,921	12/16/15	13,580
	USD	559,365	MXN	8,875,732	524,366	10/15/15	35,000
	USD	656,407	MXN	10,616,336	626,418	10/29/15	29,989
	USD	413,000	SGD	578,766	405,649	12/16/15	7,351
	USD	414,000	TWD	13,446,720	408,046	10/02/15	5,954

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
HSBC Bank PLC	AUD	10,908,811	USD	7,570,213	$7,625,154	12/16/15	$54,941
	CAD	379,053	USD	282,565	283,949	12/16/15	1,384
	CNH	28,238,543	USD	4,271,448	4,339,282	05/26/16	67,834
	NOK	4,120,476	USD	481,491	483,416	12/16/15	1,926
	NZD	345,656	USD	215,824	219,747	12/16/15	3,923
	PHP	18,354,600	USD	388,951	392,327	10/19/15	3,376
	RUB	53,085,678	USD	797,981	804,244	10/21/15	6,264
	TRY	1,290,623	USD	416,000	416,426	12/16/15	426
	USD	413,000	BRL	1,589,883	400,718	10/02/15	12,282
	USD	491,916	CZK	11,897,000	489,450	11/16/15	2,467
	USD	1,865,375	EUR	1,646,461	1,842,245	12/16/15	23,129
	USD	1,154,293	ILS	4,497,243	1,147,655	12/16/15	6,638
	USD	250,744	JPY	29,916,568	249,726	12/16/15	1,019
	USD	1,211,050	NOK	10,001,901	1,173,428	12/16/15	37,622
	USD	584,868	SEK	4,839,728	579,313	12/16/15	5,555
	USD	414,000	TWD	13,397,951	406,078	10/05/15	7,922
	USD	94,986	TWD	3,075,456	93,029	10/19/15	1,957
JPMorgan Securities, Inc.	CNH	13,910,726	USD	2,122,000	2,134,847	06/14/16	12,847
	HUF	141,770,738	USD	504,092	505,257	12/16/15	1,166
	INR	26,673,400	USD	403,226	404,529	11/03/15	1,303
	JPY	99,649,530	USD	829,000	831,815	12/16/15	2,815
	KRW	990,717,485	USD	831,069	835,736	10/02/15	4,667
	RUB	29,543,118	USD	447,018	447,576	10/21/15	559
	SEK	5,085,646	EUR	540,331	608,750	12/16/15	4,167
	USD	996,000	BRL	3,993,641	995,219	11/04/15	781
	USD	15,845,954	CAD	21,005,000	15,736,699	11/12/15	109,254
	USD	768,711	CAD	1,016,498	761,460	12/16/15	7,252
	USD	422,528	KRW	500,417,285	422,135	10/02/15	393
	USD	11,599,612	MXN	180,524,756	10,677,971	10/01/15	921,640
	USD	1,289,172	TWD	42,555,572	1,285,641	12/04/15	3,531
Morgan Stanley & Co.	BRL	5,842,840	USD	1,457,823	1,472,644	10/02/15	14,820
	USD	830,000	BRL	3,225,832	813,047	10/02/15	16,953
Royal Bank of Canada	AUD	478,238	USD	332,251	334,284	12/16/15	2,033
	JPY	20,034,077	USD	167,082	167,233	12/16/15	151
	USD	252,097	BRL	907,701	228,779	10/02/15	23,318
	USD	448,539	EUR	398,634	446,036	12/16/15	2,503
	USD	178,595	MXN	2,769,021	163,787	10/01/15	14,808
	USD	860,503	MXN	14,525,292	854,335	12/10/15	6,168
	USD	249,951	NOK	2,044,872	239,905	12/16/15	10,045
Royal Bank of Scotland PLC	CLP	735,466,140	USD	1,052,000	1,054,048	10/26/15	2,048
	COP	1,595,734,820	USD	506,568	516,499	10/05/15	9,930
	EUR	373,000	GBP	273,377	417,354	12/16/15	3,931
	TRY	1,289,812	USD	415,000	416,164	12/16/15	1,164
	USD	826,000	TRY	2,542,899	820,478	12/16/15	5,522
Standard Chartered Bank	CNH	5,387,051	USD	831,000	838,503	12/16/15	7,503
	COP	1,139,391,191	USD	352,316	368,915	10/02/15	16,598
	USD	829,000	CNH	5,306,023	825,890	12/16/15	3,110
	USD	154,085,476	EUR	135,915,000	151,956,986	11/06/15	2,128,491
	USD	414,000	KRW	486,346,500	410,192	10/05/15	3,808
	USD	416,000	KRW	489,988,096	412,971	10/23/15	3,029
	USD	661,065	PLN	2,500,586	657,103	11/16/15	3,962

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank and Trust	AUD	673,133	USD	466,414	$470,514	12/16/15	$4,100
	CNH	88,955,485	USD	13,471,000	13,652,719	06/13/16	181,719
	CNH	54,595,130	USD	8,374,000	8,378,590	06/14/16	4,590
	JPY	54,256,117	USD	449,680	452,898	12/16/15	3,218
	NZD	9,863,380	USD	6,180,406	6,270,531	12/16/15	90,124
	SEK	2,498,885	EUR	265,963	299,115	12/16/15	1,526
	USD	199,361	AUD	281,004	196,419	12/16/15	2,942
	USD	382,628	CAD	506,936	379,746	12/16/15	2,882
	USD	8,374,000	CNH	54,807,411	8,366,778	09/14/16	7,222
	USD	1,660,000	JPY	197,988,552	1,652,691	12/16/15	7,309
	USD	665,498	NOK	5,467,064	641,399	12/16/15	24,099
	USD	5,486,294	SEK	45,653,650	5,464,722	12/16/15	21,572
UBS AG (London)	BRL	5,802,348	USD	1,390,283	1,445,950	11/04/15	55,667
	CAD	688,283	USD	512,936	515,594	12/16/15	2,658
	CNH	10,566,879	USD	1,593,841	1,653,320	10/28/15	59,479
	EUR	743,000	GBP	537,890	831,352	12/16/15	17,912
	EUR	371,000	HUF	116,323,340	415,116	12/16/15	551
	EUR	372,000	USD	416,155	416,235	12/16/15	80
	INR	29,967,119	USD	448,878	455,629	10/19/15	6,751
	JPY	57,709,000	USD	477,875	481,220	10/29/15	3,345
	NZD	368,747	USD	232,576	234,427	12/16/15	1,851
	SEK	1,958,315	USD	233,183	234,409	12/16/15	1,227
	USD	1,041,823	BRL	4,033,719	1,016,668	10/02/15	25,155
	USD	383,368	CAD	511,670	383,293	12/16/15	76
	USD	715,414	JPY	85,649,382	714,950	12/16/15	464
	USD	414,000	KRW	490,300,200	413,601	10/02/15	399
	USD	413,000	KRW	482,061,447	406,320	10/21/15	6,680
Westpac Banking Corp.	JPY	141,454,310	USD	1,174,290	1,180,777	12/16/15	6,487
	NZD	661,000	USD	412,497	420,223	12/16/15	7,727
	USD	1,492,805	AUD	2,107,234	1,472,936	12/16/15	19,869
	USD	8,938,791	EUR	7,914,072	8,855,151	12/16/15	83,640
	USD	548,116	GBP	353,054	533,917	12/16/15	14,200
	USD	4,026,883	KRW	4,655,077,000	3,922,377	10/30/15	104,506
TOTAL							$6,139,739

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	309,175	USD	216,801	$216,110	12/16/15	$(691)
	CLP	226,755,431	USD	329,204	325,106	10/22/15	(4,098)
	EUR	3,052,000	USD	3,422,482	3,412,226	11/06/15	(10,256)
	EUR	759,848	USD	862,191	850,203	12/16/15	(11,988)
	MXN	27,777,622	USD	1,644,960	1,632,999	12/16/15	(11,961)
	PLN	1,569,490	EUR	371,000	412,080	12/16/15	(3,037)
	PLN	1,089,990	USD	288,456	286,184	12/16/15	(2,272)
	USD	826,687	AUD	1,190,000	831,799	12/16/15	(5,111)
	USD	360,811	JPY	43,556,000	363,202	10/29/15	(2,391)
	USD	250,232	JPY	30,031,050	250,681	12/16/15	(450)
	USD	810,890	NZD	1,281,776	814,874	12/16/15	(3,984)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	GBP	114,428	USD	176,417	$173,047	12/16/15	$(3,370)
	USD	665,772	CNH	4,434,044	677,386	09/01/16	(11,614)
	USD	416,000	INR	27,630,554	420,103	10/19/15	(4,103)
	ZAR	5,716,554	USD	415,000	406,776	12/17/15	(8,225)
BNP Paribas SA	GBP	304,976	USD	470,939	461,209	12/16/15	(9,730)
	PLN	1,092,767	USD	289,699	286,913	12/16/15	(2,786)
	SEK	3,295,127	USD	398,553	394,425	12/16/15	(4,128)
	USD	1,396,063	AED	5,139,431	1,396,090	08/15/16	(27)
	USD	4,271,448	CNH	28,394,451	4,339,264	08/26/16	(67,816)
	USD	3,781,000	CNH	25,206,668	3,849,075	09/09/16	(68,075)
Citibank NA	CLP	514,155,270	USD	746,234	737,805	10/13/15	(8,430)
	COP	2,041,069,600	USD	664,000	658,981	10/26/15	(5,019)
	EUR	370,000	USD	416,542	413,997	12/16/15	(2,545)
	HUF	140,934,290	USD	503,076	502,276	12/16/15	(800)
	KRW	1,083,039,886	USD	913,803	913,451	10/05/15	(352)
	USD	619,225	CNH	4,004,717	623,340	12/16/15	(4,115)
	USD	415,000	ZAR	5,845,981	415,985	12/17/15	(985)
Credit Suisse International (London)	USD	831,000	RUB	55,684,645	843,619	10/21/15	(12,619)
Deutsche Bank AG	MXN	27,947,162	USD	1,654,853	1,642,966	12/16/15	(11,887)
	USD	1,035,066	CNH	6,859,815	1,047,969	09/01/16	(12,903)
	USD	483,000	INR	31,987,757	486,351	10/19/15	(3,351)
	USD	415,000	INR	27,582,270	418,312	11/03/15	(3,312)
	USD	839,000	SGD	1,203,269	843,353	12/16/15	(4,353)
	USD	820,559	TWD	27,189,239	821,427	11/30/15	(868)
HSBC Bank PLC	BRL	3,378,653	USD	859,170	851,564	10/02/15	(7,606)
	CAD	637,684	USD	480,735	477,690	12/16/15	(3,045)
	GBP	274,255	USD	415,528	414,750	12/16/15	(778)
	NOK	20,209,593	USD	2,462,849	2,370,999	12/16/15	(91,849)
	SEK	1,636,013	USD	198,818	195,830	12/16/15	(2,988)
	TRY	1,270,752	USD	414,000	410,014	12/16/15	(3,986)
	USD	414,000	BRL	1,651,562	416,264	10/02/15	(2,264)
	USD	4,271,448	CNH	28,375,229	4,336,327	08/26/16	(64,879)
	USD	1,245,000	CNH	8,213,136	1,254,715	09/01/16	(9,715)
	USD	701,259	DKK	4,684,000	702,234	11/16/15	(974)
	USD	282,327	NZD	445,128	282,985	12/16/15	(658)
	USD	785,753	SEK	6,589,982	788,818	12/16/15	(3,065)
	USD	415,000	TRY	1,303,013	420,423	12/16/15	(5,423)
	ZAR	5,785,117	USD	415,000	411,654	12/17/15	(3,346)
JPMorgan Securities, Inc.	CAD	1,618,132	USD	1,240,000	1,212,144	12/16/15	(27,856)
	EUR	263,000	USD	299,232	294,274	12/16/15	(4,958)
	MXN	54,929,730	USD	3,259,978	3,241,998	10/26/15	(17,980)
	MXN	7,018,811	USD	413,000	412,624	12/16/15	(376)
	TWD	69,551,820	USD	2,122,697	2,108,042	10/05/15	(14,655)
	USD	830,000	CNH	5,457,064	833,672	09/01/16	(3,672)
	USD	2,122,000	CNH	13,973,537	2,133,169	09/14/16	(11,169)
	USD	830,011	KRW	990,717,485	834,736	11/02/15	(4,726)
	USD	415,000	TRY	1,293,082	417,219	12/16/15	(2,219)
Morgan Stanley & Co.	BRL	3,104,874	USD	807,910	782,560	10/02/15	(25,350)
	EUR	742,000	USD	832,782	830,233	12/16/15	(2,549)
	MXN	6,801,773	USD	411,021	399,865	12/16/15	(11,156)
	USD	250,994	BRL	1,050,188	261,708	11/04/15	(10,714)
	USD	707,396	TRY	2,216,449	715,148	12/16/15	(7,752)

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Royal Bank of Canada	BRL	1,616,936	USD	413,000	$407,537	10/02/15	$(5,463)
	CAD	1,637,028	USD	1,241,000	1,226,300	12/16/15	(14,700)
	GBP	185,859	USD	282,414	281,070	12/16/15	(1,344)
	MXN	27,839,306	USD	1,641,469	1,636,626	12/16/15	(4,843)
	USD	1,785,637	MXN	30,553,676	1,803,303	10/26/15	(17,666)
	USD	416,000	MXN	7,229,560	425,014	12/16/15	(9,014)
	USD	232,665	NZD	370,380	235,465	12/16/15	(2,800)
Royal Bank of Scotland PLC	CLP	286,065,713	USD	415,000	410,500	10/13/15	(4,500)
	EUR	427,000	USD	482,195	477,399	11/06/15	(4,797)
	GBP	545,904	EUR	742,000	825,560	12/16/15	(4,673)
	HUF	140,987,143	USD	503,112	502,465	12/16/15	(647)
	MXN	27,670,006	USD	1,655,000	1,626,672	12/16/15	(28,328)
	USD	139,104	COP	430,080,202	139,206	10/05/15	(101)
	USD	1,169,458	ILS	4,586,848	1,170,522	12/16/15	(1,064)
	USD	414,000	TRY	1,297,269	418,570	12/16/15	(4,570)
Standard Chartered Bank	CAD	55,871	USD	42,132	41,853	12/16/15	(279)
	GBP	232,000	USD	357,994	350,942	10/08/15	(7,052)
	NZD	1,285,000	USD	822,932	816,924	12/16/15	(6,008)
	TWD	22,677,206	USD	697,449	685,959	10/19/15	(11,490)
	USD	415,000	CNH	2,680,452	417,216	12/16/15	(2,216)
	USD	415,000	CNH	2,764,523	422,334	09/01/16	(7,334)
	USD	843,607	SGD	1,207,370	846,227	12/16/15	(2,621)
	USD	416,000	TWD	13,859,352	418,816	10/29/15	(2,816)
	ZAR	5,549,595	USD	414,000	394,895	12/17/15	(19,105)
State Street Bank and Trust	AUD	582,000	USD	414,489	406,812	12/16/15	(7,676)
	CAD	1,903,888	EUR	1,284,302	1,426,204	12/16/15	(10,817)
	EUR	686,318	USD	775,133	767,931	12/16/15	(7,203)
	NOK	23,353,388	USD	2,788,476	2,739,832	12/16/15	(48,644)
	USD	13,471,000	CNH	89,363,419	13,645,854	09/09/16	(174,854)
	USD	685,515	JPY	82,194,564	686,111	12/16/15	(597)
	USD	184,380	SEK	1,549,711	185,500	12/16/15	(1,120)
UBS AG (London)	BRL	1,557,307	USD	413,000	392,508	10/02/15	(20,492)
	GBP	141,371	USD	216,801	213,793	12/16/15	(3,008)
	MXN	28,582,370	USD	1,695,528	1,680,309	12/16/15	(15,219)
	NOK	6,379,511	EUR	672,327	748,447	12/16/15	(3,828)
	USD	333,032	AUD	476,611	333,147	12/16/15	(115)
	USD	1,406,630	BRL	5,802,348	1,462,438	10/02/15	(55,808)
	USD	635,118	CNH	4,145,100	645,191	12/16/15	(10,073)
	USD	233,122	NZD	370,903	235,798	12/16/15	(2,676)
Westpac Banking Corp.	AUD	1,147,000	USD	821,883	801,742	12/16/15	(20,141)
	CAD	1,160,745	USD	879,651	869,515	12/16/15	(10,136)
	EUR	160,276	USD	181,923	179,335	12/16/15	(2,588)
	GBP	274,685	EUR	373,000	415,400	12/16/15	(1,954)
	GBP	549,767	USD	845,039	831,401	12/16/15	(13,638)
	USD	1,123,549	CNH	7,321,608	1,139,619	12/16/15	(16,070)
	USD	830,000	CNH	5,448,846	832,417	09/01/16	(2,417)
	USD	1,865,265	EUR	1,677,000	1,874,936	11/06/15	(9,671)
	USD	6,192,881	JPY	746,987,213	6,235,406	12/16/15	(42,525)
	USD	576,176	KRW	686,531,154	578,335	11/09/15	(2,159)
	USD	515,364	NZD	815,462	518,421	12/16/15	(3,057)
TOTAL							$(1,303,277)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA (Proceeds Receivable: $(6,242,344))	3.500%	TBA-30yr	10/21/15	$(6,000,000)	$(6,285,000)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	61	December 2015	$5,540,922	$63,376
French 10 Year Government Bonds	57	December 2015	9,656,947	160,764
Italian 10 Year Government Bonds	21	December 2015	3,198,098	60,632
Ultra Long U.S. Treasury Bonds	100	December 2015	16,040,625	112,650
5 Year German Euro-Bobl	60	December 2015	8,650,014	28,738
10 Year U.K. Long Gilt	(63)	December 2015	(11,346,801)	(95,418)
5 Year U.S. Treasury Notes	319	December 2015	38,444,484	155,444
10 Year U.S. Treasury Notes	92	December 2015	11,843,563	128,471
20 Year U.S. Treasury Bonds	(112)	December 2015	(17,622,500)	(215,975)
TOTAL				$398,682

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	507,920	(b)	12/16/17	0.250%	6 month JYOR	$11,594	$538
	$3,440	(b)	12/16/17	1.500	3 month LIBOR	31,965	11,893
EUR	11,240	(b)	12/16/17	6 month EURO	0.250%	(32,294)	(15,745)
JPY	222,790	(b)	12/16/18	0.250	6 month JYOR	6,397	634
GBP	1,360	(b)	12/16/18	1.500	6 month BP	8,486	10,781
CHF	2,790	(b)	12/16/20	0.050	6 month CHFOR	46,238	12,280
JPY	578,050	(b)	12/16/20	0.250	6 month JYOR	4,694	4,728
EUR	920	(b)	12/16/20	0.500	6 month EURO	4,026	1,774
CAD	14,600	(b)	12/16/20	1.250	6 month CDOR	19,514	(3,195)
NOK	17,450	(b)	12/16/20	1.500	3 month NIBOR	4,483	14,617
GBP	1,350	(b)	12/16/20	1.750	6 month BP	5,865	21,686
	$16,410	(b)	12/16/20	3 month LIBOR	2.000	(203,187)	(213,799)
SEK	99,390	(b)	12/16/20	3 month STIBOR	0.500	33,877	7,305
	$38,280	(b)	06/24/21	2.923	3 month LIBOR	69,554	426,501
	49,210	(b)	09/02/22	2.810	3 month LIBOR	73,642	196,024
GBP	850	(b)	12/16/22	1.750	6 month BP	(11,611)	18,593
	$10,820	(b)	12/16/22	3 month LIBOR	2.250	(144,595)	(199,921)
EUR	4,650	(b)	12/16/22	6 month EURO	0.500	107,517	(51,215)
	9,890		05/15/24	1.100	6 month EURO	(11,851)	284,135
	25,210	(b)	05/11/25	1.568	6 month EURO	(102,085)	166,766
	10,620	(b)	06/08/25	1.850	6 month EURO	(29,891)	209,128
	1,790	(b)	07/10/25	1.700	6 month EURO	(47,006)	60,854
EUR	6,230	(b)	09/16/25	2.000	6 month EURO	(90,505)	225,697
GBP	4,630	(b)	09/16/25	6 month BP	2.750	(55,152)	(101,464)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	630	(b)	09/28/25	1.500%	6 month EURO	$(2,800)	$(686)
	$480	(b)	09/28/25	2.750	3 month LIBOR	(1,527)	2,793
GBP	760	(b)	09/28/25	6 month BP	2.250%	1,307	(1,000)
CHF	960	(b)	12/16/25	0.500	6 month CHFOR	19,172	8,003
JPY	126,720	(b)	12/16/25	0.500	6 month JYOR	(5,901)	2,812
EUR	37,330	(b)	12/16/25	0.750	6 month EURO	(1,161,818)	128,690
	25,710	(b)	12/16/25	1.500	6 month EURO	(783,002)	581,392
GBP	11,330	(b)	12/16/25	2.000	6 month BP	37,992	195,030
	$26,840	(b)	12/16/25	3 month LIBOR	2.500	(436,686)	(644,458)
	6,270	(b)	12/16/25	3 month LIBOR	3.000	(61,270)	(17,220)
NZD	10	(b)	12/16/25	3 month NZDOR	3.750	(45)	(75)
SEK	53,140	(b)	12/16/25	3 month STIBOR	1.500	(49,756)	(1,537)
AUD	7,420	(b)	12/16/25	3.000	6 month AUDOR	(17,902)	61,389
	3,280	(b)	12/16/25	6 month AUDOR	3.500	(267)	(1,596)
GBP	4,300	(b)	12/16/25	6 month BP	2.750	(117,436)	(22,703)
CAD	1,930	(b)	12/16/25	6 month CDOR	2.000	(1,881)	(9,592)
	6,290	(b)	12/16/25	6 month CDOR	2.500	101,176	(64,049)
JPY	834,960	(b)	12/16/25	6 month JYOR	1.000	(57,684)	8,356
	$9,770	(b)	06/24/29	3 month LIBOR	3.218	(38,735)	(387,217)
EUR	5,550	(b)	06/08/30	6 month EURO	2.100	(15,904)	(140,993)
	$11,540	(b)	09/02/30	3 month LIBOR	3.005	(16,598)	(164,685)
	5,830	(b)	12/16/30	3 month LIBOR	2.500	59,246	(188,083)
EUR	3,340	(b)	12/16/30	6 month EURO	1.000	217,617	(27,918)
	9,480	(b)	05/11/35	6 month EURO	1.695	221,342	51,964
	$3,750	(b)	12/16/35	2.500	3 month LIBOR	(83,942)	110,314
EUR	1,020	(b)	12/16/45	1.250	6 month EURO	(116,401)	34,236
	$2,620	(b)	12/16/45	2.750	3 month LIBOR	15,959	97,955
GBP	7,970	(b)	12/16/45	6 month BP	2.250	(209,273)	(271,253)
	TOTAL					$(2,805,342)	$428,464

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(c)	Upfront Payments (Made Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$5,400	1.000%	06/20/16	0.256%	$1,110	$29,769
Morgan Stanley & Co. International PLC		2,650	1.000	06/20/16	0.256	521	14,633
TOTAL						$1,631	$44,402

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 24	$59,400	1.000%	06/22/20	0.879%	$449,846	$(107,946)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – 16.7%
	Airlines(a)(b) – 0.3%
	Air Canada
	$24,840,000	6.750%		10/01/19	$26,206,200
	28,000,000	8.750		04/01/20	30,450,000

					56,656,200

	Automotive – 0.0%
	General Motors Co.
	2,200,000	3.500		10/02/18	2,233,201

	Banks – 4.1%
	ABN AMRO Bank NV(a)(c)
GBP	2,940,000	5.000		02/17/49	4,448,062
EUR	21,765,000	4.310		03/10/49	24,372,004
	American Express Co.(a)(c)
	$4,373,000	6.800		09/01/66	4,416,730
	Banco Nacional de Costa Rica
	2,810,000	6.250		11/01/23	2,750,288
	3,100,000	6.250	(b)	11/01/23	3,034,125
	Bank of America Corp.
	49,500,000	3.875		08/01/25	50,165,564
	21,275,000	6.100	(a)(c)	03/17/49	20,636,750
	Citigroup, Inc.
	36,650,000	3.300		04/27/25	35,678,523
	27,925,000	5.875	(a)(c)	03/27/49	27,436,312
	Credit Suisse Group AG(a)(b)(c)
	35,155,000	6.250		12/18/49	33,045,700
	Intesa Sanpaolo SpA
EUR	6,800,000	6.625		09/13/23	8,995,876
	$98,350,000	5.017	(b)	06/26/24	97,027,291
	12,200,000	7.700	(a)(b)(c)	12/29/49	11,848,237
	JPMorgan Chase & Co.(a)
	49,450,000	3.900		07/15/25	50,477,863
	28,325,000	5.300	(c)	05/01/49	27,829,312
	Lloyds Bank PLC(a)(c)
	17,730,000	9.875		12/16/21	19,298,218
GBP	16,268,000	10.750		12/16/21	27,008,825
	Morgan Stanley, Inc.
	$19,300,000	4.000		07/23/25	19,723,949
	18,875,000	5.550	(a)(c)	07/15/49	18,591,875
	PNC Preferred Funding Trust II(a)(b)(c)
	102,100,000	1.560		03/29/49	94,314,875
	Royal Bank of Scotland PLC(a)(c)
	118,165,000	9.500		03/16/22	128,799,850
	The Bank of Nova Scotia(b)
	20,400,000	1.650		10/29/15	20,416,202
	Wells Fargo & Co.
	9,500,000	3.000		02/19/25	9,189,205
	42,675,000	3.550		09/29/25	42,853,297

					782,358,933

	Building Materials(a) – 0.2%
	HD Supply, Inc.
	21,775,000	11.000		04/15/20	24,197,469
	20,150,000	11.500		07/15/20	22,794,687

					46,992,156

	Corporate Obligations – (continued)
	Consumer Cyclical Services(a) – 0.4%
	First Data Corp.
	$17,600,000	11.250%		01/15/21	$19,162,000
	51,000,000	12.625		01/15/21	57,885,000

					77,047,000

	Consumer Products – Household & Leisure(a)(d) – 0.0%
	Alphabet Holding Co., Inc.
	3,250,000	7.750		11/01/17	3,185,000

	Electric(a)(c) – 0.2%
	RWE AG
	36,250,000	7.000		10/12/72	35,865,750

	Energy – 0.6%
	Petroleos de Venezuela SA
	17,540,000	9.000		11/17/21	6,296,860
	65,150,000	6.000		05/16/24	21,173,750
	62,980,000	6.000		11/15/26	19,923,723
	19,960,000	5.375		04/12/27	6,312,350
	4,610,000	5.500		04/12/37	1,440,625
	Seadrill Ltd.(b)
	60,059,000	6.125		09/15/17	45,945,135
	6,150,000	6.625	(e)	09/15/20	3,997,500

					105,089,943

	Energy – Exploration & Production(a) – 0.8%
	Antero Resources Corp.
	1,950,000	6.000		12/01/20	1,803,750
	32,000,000	5.375		11/01/21	28,080,000
	35,150,000	5.625	(b)	06/01/23	30,756,250
	Comstock Resources, Inc.(b)(e)
	12,575,000	10.000		03/15/20	8,739,625
	Halcon Resources Corp.(b)
	5,200,000	8.625	(e)	02/01/20	4,342,000
	60,075,000	13.000		02/15/22	38,222,719
	MEG Energy Corp.(b)
	45,270,000	6.375		01/30/23	35,423,775
	RSP Permian, Inc.
	50,000	6.625		10/01/22	48,000
	Whiting Canadian Holding Co. ULC
	64,000	8.125		12/01/19	61,920

					147,478,039

	Food & Beverage(a) – 0.4%
	Bumble Bee Holding, Inc.(b)
	48,571,000	9.000		12/15/17	49,603,134
	Kraft Heinz Foods Co.(b)
	11,500,000	5.000		07/15/35	11,960,454
	US Foods, Inc.
	6,950,000	8.500		06/30/19	7,184,562

					68,748,150

	Gaming – 0.4%
	MGM Resorts International
	21,900,000	7.500		06/01/16	22,474,875
	50,800,000	10.000		11/01/16	54,229,000

					76,703,875

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Health Care – Services – 1.0%
	CHS/Community Health Systems, Inc.(a)
	$43,400,000	5.125%	08/15/18	$44,268,000
	142,525,000	8.000	11/15/19	148,582,312
	HCA, Inc.
	3,150,000	6.500	02/15/16	3,181,500

				196,031,812

	Home Construction(a) – 0.0%
	Beazer Homes USA, Inc.
	2,350,000	9.125	05/15/19	2,347,062

	Life Insurance – 0.1%
	MetLife, Inc.
	10,600,000	3.000	03/01/25	10,277,210

	Media – Cable – 0.8%
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)
	6,129,000	7.000	01/15/19	6,251,580
	CCO Safari II LLC(a)(b)
	19,200,000	3.579	07/23/20	19,159,907
	28,625,000	4.908	07/23/25	28,464,408
	38,750,000	6.484	10/23/45	38,965,367
	Comcast Corp.
	19,346,000	4.650	07/15/42	19,818,970
	DISH DBS Corp.
	14,800,000	7.125	02/01/16	14,911,000
	Time Warner Cable, Inc.
	19,754,000	5.850	05/01/17	20,918,234

				148,489,466

	Media – Non Cable(a)(b) – 0.8%
	Univision Communications, Inc.
	153,487,000	8.500	05/15/21	159,626,480

	Metals & Mining – 0.3%
	CITIC Ltd.
	43,900,000	6.800	01/17/23	49,733,766

	Noncaptive – Financial – 0.0%
	CIBanco SA Institucion de Banca Multiple(a)(b)(f)
	1,479,225	9.625	05/02/21	44,377
	General Electric Capital Corp.
MXN	110,000,000	8.500	04/06/18	7,060,083

				7,104,460

	Packaging(a) – 1.9%
	Ardagh Packaging Finance PLC
	$151,914,000	9.125 (b)	10/15/20	158,370,345
EUR	19,775,000	9.250	10/15/20	23,046,951
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is(b)
	$42,083,000	5.625	12/15/16	41,556,962
	Reynolds Group Issuer, Inc.
	22,000,000	8.500	05/15/18	22,137,500
	13,825,000	9.000	04/15/19	13,997,813
	100,819,000	9.875	08/15/19	104,347,665

				363,457,236

	Corporate Obligations – (continued)
	Pharmaceuticals(a) – 0.1%
	AbbVie, Inc.
	$6,675,000	2.500%	05/14/20	$6,638,587
	9,100,000	3.600	05/14/25	8,997,544
	Actavis Funding SCS
	4,825,000	4.750	03/15/45	4,344,183

				19,980,314

	Pipelines – 0.6%
	Enterprise Products Operating LLC(a)(c)
	28,900,000	8.375	08/01/66	28,430,375
	1,850,000	7.000	06/01/67	1,683,500
	16,275,000	7.034	01/15/68	17,251,499
	Sabine Pass LNG LP
	60,200,000	7.500	11/30/16	61,404,000

				108,769,374

	Property/Casualty Insurance(a)(c) – 0.1%
	ING Capital Funding Trust III
	12,250,000	3.927	12/29/49	12,142,812
	The Chubb Corp.
	11,794,000	6.375	03/29/67	11,676,060

				23,818,872

	Real Estate Investment Trusts(b) – 0.1%
	Trust F/1401
	18,700,000	5.250	12/15/24	19,354,500
	300,000	6.950	01/30/44	311,250

				19,665,750

	Retailers(a) – 0.5%
	Amazon.com, Inc.
	53,325,000	4.950	12/05/44	54,294,429
	Rite Aid Corp.
	31,800,000	9.250	03/15/20	33,946,500

				88,240,929

	Retailers – Food & Drug(a) – 0.4%
	BI-LO LLC/BI-LO Finance Corp.(b)(d)
	13,655,000	8.625	09/15/18	12,204,156
	Walgreens Boots Alliance, Inc.
	56,800,000	4.800	11/18/44	54,377,407

				66,581,563

	Software(a) – 0.2%
	Microsoft Corp.
	39,425,000	3.750	02/12/45	36,185,393

	Technology – 0.0%
	Apple, Inc.
	6,900,000	3.450	02/09/45	5,813,332

	Telecommunications – Cellular – 0.1%
	America Movil SAB de CV
MXN	256,740,000	6.000	06/09/19	15,112,085

	Transportation Services(a) – 0.0%
	Aguila 3 SA
CHF	2,250,000	7.875	01/31/18	2,322,814

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Wireless Telecommunications – 2.1%
	Intelsat Jackson Holdings SA(a)
	$40,021,000	7.250	04/01/19	37,519,687
	39,375,000	7.250	10/15/20	36,323,438
	44,025,000	5.500	08/01/23	36,320,625
	Intelsat Luxembourg SA(a)
	37,800,000	8.125 (e)	06/01/23	24,286,500
	SoftBank Group Corp.(b)
	95,650,000	4.500	04/15/20	92,780,500
EUR	26,700,000	4.625	04/15/20	30,680,976
	Sprint Capital Corp.
	34,050,000	6.875	11/15/28	24,516,000
	Sprint Communications, Inc.
	78,025,000	6.000	12/01/16	76,952,156
	4,050,000	9.000 (b)	11/15/18	4,252,500
	8,650,000	7.000	08/15/20	7,244,375
	6,650,000	6.000	11/15/22	5,004,125
	Sprint Corp.
	19,625,000	7.875	09/15/23	15,700,000
	3,000,000	7.125	06/15/24	2,310,000

				393,890,882

	Wirelines Telecommunications(a) – 0.2%
	Level 3 Financing, Inc.
	30,075,000	8.625	07/15/20	31,428,375

	TOTAL CORPORATE OBLIGATIONS
	(Cost $3,335,039,925)			$3,151,235,422

	Mortgage-Backed Obligations – 15.7%
	Adjustable Rate Non-Agency(c) – 4.6%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,631,985	0.383%	09/20/66	$1,734,627
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	1,655,736	0.946	09/20/66	2,376,690
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A2
EUR	9,603,268	0.323	09/20/66	10,183,101
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$4,084,149	0.685	09/20/66	3,845,635
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
	34,042,741	0.565	09/20/66	31,906,457
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	28,723,571	0.263	09/20/66	30,385,615
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A2
GBP	12,026,796	0.886	09/20/66	17,224,305
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(b)
	$30,366,521	0.585	09/20/66	28,482,976
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	9,513,620	0.223	09/20/66	10,048,155
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	$10,871,685	0.389	09/25/46	7,934,325
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	6,196,925	0.389	12/25/46	4,239,570
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	2.155	09/25/35	4,180,913

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	$186,524	0.379%	12/25/46	$153,018
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	5,210,425	0.429	03/25/47	3,147,603
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	28,286,338	0.393	10/20/36	21,737,578
	Bear Stearns Mortgage Funding Series 2007-AR1, Class 1A1
	6,574,027	0.359	01/25/37	5,293,215
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	4,509,724	0.399	09/25/47	3,596,310
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(b)
	6,622,793	0.394	10/25/36	5,637,355
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(b)
	33,777,731	0.344	12/25/46	27,455,009
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(b)
	21,088,408	0.324%	04/25/47	16,106,877
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(b)
	17,295,944	0.324	08/25/47	13,274,920
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-4A, Class A1(b)
	11,504,247	0.324	11/25/47	9,060,390
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	5,645,168	2.775	11/25/36	4,851,464
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	5,669,271	1.829	06/25/35	4,925,435
	Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	719,545	0.719	12/25/35	626,757
	Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
	2,356,452	1.664	01/25/36	2,156,868
	Countrywide Alternative Loan Trust Series 2005-81, Class A1
	8,748,128	0.474	02/25/37	6,762,149
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,190,644	0.699	05/25/35	963,914
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	4,100,065	0.369	11/25/36	3,829,194
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	406,672	0.413	03/20/46	312,550
	Countrywide Alternative Loan Trust Series 2006-OA14, Class 2A1
	6,668,325	0.389	11/25/46	5,395,993
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	13,008,244	0.699	08/25/37	8,472,497
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	6,814,536	0.409	08/25/47	5,512,379
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	31,035,260	1.564	11/25/47	22,584,656

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
	$11,853,415	0.329%	03/25/47	$7,921,189
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	11,854,336	0.409	04/25/47	8,877,417
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	8,594,384	0.509	04/25/35	6,795,617
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(b)
EUR	56,688,055	2.750	04/20/20	62,709,777
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-OA1, Class A1
	$9,971,828	0.399	02/25/47	8,029,710
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	3,790,591	0.394	08/25/47	3,198,731
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	4,730,657	0.414	08/25/47	3,946,429
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	11,453,944	0.535	09/19/45	8,205,027
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1
GBP	16,869,794	0.971	09/13/45	23,819,722
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	$1,816,378	0.379	01/25/37	1,394,420
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	7,155,710	0.375	12/19/36	5,219,613
	HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A
	2,147,976	0.405	09/19/46	1,628,648
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	3,152,886	2.287	04/25/37	1,965,076
	Impac Secured Assets Trust Series 2006-5, Class 1A1B
	25,592,923	0.399	02/25/37	19,597,496
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	5,911,920	0.459	06/25/35	5,148,415
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,100,507	2.495	08/25/35	945,199
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	4,380,391	3.480	11/25/35	3,639,409
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	8,517,854	0.379	02/25/37	6,150,937
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	8,151,977	2.857	03/25/37	7,518,790
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	8,587,411	0.374	07/25/37	7,191,404
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	8,202,008	2.889	05/25/36	6,682,900
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	7,847,985	0.359	10/25/36	6,270,595
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	9,439,575	0.246	09/21/38	10,913,333

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(c) – (continued)
	Leek Finance PLC Series 2017A, Class A2B(b)
	$6,281,440	0.561%	12/21/37	$6,618,650
	Lehman XS Trust Series 2005-5N, Class 1A1
	21,032,965	0.499	11/25/35	17,736,428
	Lehman XS Trust Series 2005-7N, Class 1A1A
	11,391,996	0.469	12/25/35	9,670,063
	Lehman XS Trust Series 2005-9N, Class 1A1
	5,444,406	0.469	02/25/36	4,487,176
	Lehman XS Trust Series 2006-GP1, Class A2A
	83	0.369	05/25/46	81
	Lehman XS Trust Series 2007-12N, Class 2A1
	4,841,009	0.374	07/25/37	3,482,963
	Lehman XS Trust Series 2007-15N, Class 4A1
	10,062,035	1.094	08/25/47	6,895,735
	Lehman XS Trust Series 2007-16N, Class 2A2
	13,784,872	1.044	09/25/47	11,028,485
	Lehman XS Trust Series 2007-4N, Class 3A2A
	6,351,344	0.920	03/25/47	5,204,683
	Lehman XS Trust Series 2007-5H, Class 3A4
	8,255,845	2.714	05/25/37	5,680,029
	Lehman XS Trust Series 2006-14N, Class 1A1A
	16,153,411	0.389	09/25/46	13,488,098
	LSTAR Securities Investment Trust Series 2014-2, Class A(b)
	23,022,335	2.197	12/01/21	22,907,136
	LSTAR Securities Investment Trust Series 2015-3, Class A(b)
	15,745,579	2.197	03/01/20	15,628,018
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	1,971,791	0.429	05/25/37	1,425,216
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
	10,150,774	0.983	12/25/46	8,071,953
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	3,990,127	1.033	12/25/46	3,229,206
	Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
	4,737,721	0.349	03/25/47	3,930,064
	Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
	1,944,831	0.394	05/25/47	1,559,569
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	7,604,370	0.509	09/25/37	6,838,232
	Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
	1,241,280	0.609	11/25/35	1,105,875
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
	2,946,644	0.439	12/25/36	2,219,151
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	6,335,330	1.184	01/25/46	4,370,363
	Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
	7,432,449	3.524	12/25/35	5,979,702
	Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
	13,581,857	0.384	12/25/36	10,425,007
	Residential Accredit Loans, Inc. Series 2006-QA10, Class A2
	7,121,973	0.379	12/25/36	5,452,267

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
$5,479,508	3.560%	02/25/36	$4,006,221
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
3,408,049	0.469	02/25/46	2,060,918
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
6,765,015	0.984	09/25/46	4,806,211
Residential Accredit Loans, Inc. Series 2007-QA4, Class A1A
6,571,322	0.349	06/25/37	4,761,328
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
14,363,226	1.442	11/25/37	9,221,695
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
1,672,168	0.389	05/25/47	1,338,245
Residential Accredit Loans, Inc. Series 2007-QS8, Class A3
2,946,646	0.785	06/25/37	1,854,578
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
6,767,288	2.971	09/25/35	5,897,631
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
3,799,626	3.020	11/25/35	3,307,941
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
6,325,006	0.359	12/25/36	5,177,981
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
4,063,217	4.439	10/25/36	2,941,804
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
9,017,533	1.349	12/25/37	6,215,807
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
4,759,820	0.599	02/25/36	3,475,062
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
7,174,070	0.409	05/25/46	5,390,410
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
7,120,490	0.379	09/25/47	5,931,664
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
17,352,473	6.500	05/25/47	11,509,374
Structured Asset Mortgage Investments Trust, Inc. Series 2005-AR7, Class 5A1
1,583,414	1.643	03/25/46	1,303,188
Structured Asset Mortgage Investments Trust, Inc. Series 2006-AR7, Class A1A
628,760	0.409	08/25/36	498,553
Structured Asset Mortgage Investments Trust, Inc. Series 2007-AR6, Class A1
13,723,377	1.683	08/25/47	11,009,158
Structured Asset Mortgage Investments Trust, Inc. Series 2007-AR7, Class 1A1
1,804,002	1.049	05/25/47	1,329,552
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
103,460	0.649	06/25/35	80,034

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
$2,956,458	1.153%	06/25/46	$1,753,314
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
3,630,831	0.933	02/25/47	2,565,780
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
5,991,967	1.773	07/25/47	4,229,080
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
9,746,110	0.539	01/25/45	9,057,558
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
590,009	0.469	12/25/45	555,395
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2, Class 2A21
3,710,101	0.529	01/25/45	3,430,127
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
358,483	0.469	07/25/45	332,415
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,336,210	0.489	07/25/45	1,235,753
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
4,856,933	0.519	07/25/45	4,600,735
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
7,813,076	1.063	10/25/46	6,181,028
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
10,108,412	0.923	01/25/47	8,035,337
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
8,153,733	0.883	01/25/47	5,806,122
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
6,850,255	0.943	04/25/47	5,121,681

TOTAL ADJUSTABLE RATE NON-AGENCY			$864,624,184

Collateralized Mortgage Obligations – 2.9%
Interest Only(g) – 0.2%
GNMA REMIC Series 2013-182, Class PI
$23,676,822	4.500%	12/20/43	$4,880,359
GNMA REMIC Series 2014-11, Class NI
21,619,957	4.500	12/16/42	3,213,404
GNMA REMIC Series 2014-180, Class PI
21,754,825	4.000	08/20/44	3,413,874
GNMA REMIC Series 2015-111, Class IW
22,444,055	4.000	06/20/45	3,494,445

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – 2.9%
Interest Only(g) – (continued)
GNMA REMIC Series 2015-95, Class GI
$70,360,668	4.500%	07/16/45	$14,900,088

			29,902,170

Inverse Floaters(c) – 1.5%
FHLMC REMIC Series 3753, Class SK
26,782,556	5.843	11/15/38	3,601,075
FHLMC REMIC Series 4273, Class PS
69,175,168	5.893	11/15/43	10,833,959
FHLMC REMIC Series 4431, Class ST
23,094,806	5.893	01/15/45	5,394,850
FHLMC REMIC Series 4468, Class SY
19,873,362	5.893	05/15/45	4,566,972
FNMA REMIC Series 2010-126, Class LS
7,460,770	4.803	11/25/40	1,512,563
FNMA REMIC Series 2013-96, Class SW
72,990,273	5.906	09/25/43	11,835,701
FNMA REMIC Series 2014-19, Class MS
36,461,002	6.406	11/25/39	5,914,529
FNMA REMIC Series 2015
22,075,000	6.050	10/01/45	3,567,188
55,000,000	6.054	10/01/45	8,701,990
FNMA REMIC Series 2015-20, Class ES
61,411,564	5.956	04/25/45	14,777,391
FNMA REMIC Series 2015-22, Class DS
15,398,646	6.006	04/25/45	3,585,053
FNMA REMIC Series 2015-24, Class SG
24,200,866	5.406	04/25/45	5,216,811
FNMA REMIC Series 2015-79
212,125,000	5.506	10/01/45	28,438,008
GNMA REMIC Series 2010-1, Class SD
12,758,836	5.574	01/20/40	2,174,404
GNMA REMIC Series 2010-162, Class SE
33,138,063	6.334	12/20/40	4,124,019
GNMA REMIC Series 2010-20, Class SC
18,510,878	5.934	02/20/40	3,055,576
GNMA REMIC Series 2010-20, Class SD
16,816,662	5.464	02/20/40	2,494,859
GNMA REMIC Series 2010-20, Class SE
39,528,885	6.034	02/20/40	6,633,441
GNMA REMIC Series 2010-35, Class DS
20,429,085	5.464	03/20/40	3,037,208
GNMA REMIC Series 2010-37, Class SG
41,682,040	5.484	03/20/40	6,225,721
GNMA REMIC Series 2010-58, Class AI
6,628,407	5.554	05/20/40	1,008,368
GNMA REMIC Series 2010-59, Class SA
11,737,364	6.284	05/20/40	2,083,453
GNMA REMIC Series 2010-85, Class SN
24,544,136	5.724	07/20/40	4,368,419
GNMA REMIC Series 2010-9, Class XD
47,201,410	6.391	01/16/40	8,359,148
GNMA REMIC Series 2010-9, Class YD
65,279,183	6.591	01/16/40	12,059,422
GNMA REMIC Series 2010-90, Class ES
40,218,249	5.734	07/20/40	6,351,459

Collateralized Mortgage Obligations – (continued)
Inverse Floaters(c) – (continued)
GNMA REMIC Series 2013-111, Class SA
$26,662,022	6.484%	07/20/43	$4,925,107
GNMA REMIC Series 2013-113, Class SA
31,477,469	6.484	08/20/43	5,801,335
GNMA REMIC Series 2013-113, Class SD
103,303,078	6.491	08/16/43	19,418,324
GNMA REMIC Series 2013-117, Class PS
34,352,734	5.934	04/20/43	5,573,982
GNMA REMIC Series 2013-147, Class SD
35,398,054	6.434	12/20/39	6,448,956
GNMA REMIC Series 2014-3, Class TS
15,898,048	5.334	01/20/44	2,304,080
GNMA REMIC Series 2014-5, Class SA
24,382,755	5.334	01/20/44	3,525,737
GNMA REMIC Series 2014-56, Class ST
39,672,711	5.891	12/16/39	6,226,973
GNMA REMIC Series 2014-76, Class SA
50,616,130	5.384	01/20/40	7,387,520
GNMA REMIC Series 2014-96, Class SE
30,961,334	5.384	07/20/44	4,552,127
GNMA REMIC Series 2015-110, Class MS
32,785,860	5.494	08/20/45	5,279,159
GNMA REMIC Series 2015-111, Class SM
27,681,958	5.984	08/20/45	5,105,774
GNMA REMIC Series 2015-112, Class SB
55,135,380	5.524	08/20/45	9,063,192
GNMA REMIC Series 2015-126, Class HS
58,200,382	6.001	09/20/45	10,801,397
GNMA REMIC Series 2015-126, Class LS
18,025,000	6.001	09/20/45	3,374,067
GNMA REMIC Series 2015-133, Class SA
10,600,000	5.520	09/20/45	1,716,140
GNMA REMIC Series 2015-133, Class SB
15,387,132	5.520	09/20/45	2,452,709

			273,878,166

Planned Amortization Class(c) – 0.0%
GNMA REMIC Series 2011-50, Class PS
45,232,010	5.884	02/20/41	7,042,873

Regular Floater(c) – 0.7%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
1,060,029	0.699	07/25/35	812,944
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
8,529,135	0.509	08/25/35	6,848,891
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,379,435	0.999	12/25/35	1,135,317
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
4,405,583	0.599	02/25/36	3,003,608
FHLMC REMIC Series 3231, Class FB
900,868	0.557	10/15/36	903,073
FHLMC REMIC Series 3314, Class FC
582,434	0.607	12/15/36	584,969
FHLMC REMIC Series 3371, Class FA
733,435	0.807	09/15/37	742,289

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Collateralized Mortgage Obligations – (continued)
	Regular Floater(c) – (continued)
	FHLMC REMIC Series 3545, Class FA
	$1,149,662	1.057%	06/15/39	$1,166,765
	FHLMC REMIC Series 3827, Class KF
	1,216,075	0.577	03/15/41	1,221,885
	FHLMC REMIC Series 4320, Class FD
	42,454,306	0.607	07/15/39	42,681,632
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
	13,210,000	3.499	10/25/27	12,462,790
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
	15,550,000	3.999	03/25/25	14,966,749
	FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
	18,606,878	1.399	07/25/24	18,548,142
	FNMA Connecticut Avenue Securities Series 2015-C01, Class 2M1
	3,123,198	1.699	02/25/25	3,124,404
	FNMA REMIC Series 2006-45, Class TF
	1,565,514	0.594	06/25/36	1,571,734
	FNMA REMIC Series 2006-76, Class QF
	1,662,504	0.594	08/25/36	1,671,716
	FNMA REMIC Series 2006-79, Class PF
	1,692,100	0.594	08/25/36	1,700,833
	FNMA REMIC Series 2007-33, Class HF
	2,238,086	0.544	04/25/37	2,249,578
	FNMA REMIC Series 2007-75, Class VF
	599,098	0.644	08/25/37	602,489
	FNMA REMIC Series 2009-84, Class WF
	409,297	1.294	10/25/39	418,861
	FNMA REMIC Series 2015-34, Class LS
	43,682,665	5.906	06/25/45	9,563,463
	Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	631,065	0.946	09/20/44	952,857
	Nomura Resecuritization Trust Series 2014-5R, Class 2A11(b)
	$4,942,689	8.722	12/26/36	3,615,864
	Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
	781,024	0.699	08/25/35	574,383
	Sequoia Mortgage Trust Series 2007-3, Class 2AA1
	5,129,938	2.634	07/20/37	4,189,348

				135,314,584

	Sequential Fixed Rate – 0.5%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	2,588,673	7.000	10/25/37	1,624,099
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	2,177,013	6.000	04/25/37	1,852,988
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	139,975	5.500	05/25/22	144,900
	Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(b)
	9,447,026	5.750	04/25/47	7,889,308
	CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A13
	4,158,140	6.000	07/25/36	3,719,323
	CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	1,525,517	6.000	01/25/37	1,294,931

	Collateralized Mortgage Obligations – (continued)
	Sequential Fixed Rate – (continued)
	CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
	$8,118,551	5.750%	03/25/37	$6,891,997
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	2,993,537	6.000	02/25/36	2,492,207
	Countrywide Alternative Loan Trust Series 2007-06, Class A4
	3,622,969	5.750	04/25/47	3,142,771
	Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
	1,427,144	5.750	07/25/37	1,280,515
	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	587,453	6.000	08/25/37	531,370
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
	1,700,613	6.000	03/25/37	1,576,374
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
	3,343,985	5.750	06/25/37	3,063,363
	Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
	2,549,837	6.000	07/25/37	2,324,608
	Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
	4,792,426	6.000	07/25/37	4,369,108
	JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(b)
	9,997,449	6.000	11/25/36	8,928,293
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	841,948	5.000	08/25/35	848,123
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	831,806	5.500	02/25/36	699,481
	Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	4,545,517	6.000	04/25/36	3,830,089
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	1,396,232	6.000	06/25/36	1,149,044
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	2,552,184	6.000	08/25/36	2,064,083
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	2,390,228	6.500	07/25/36	1,932,124
	Residential Accredit Loans, Inc. Series 2007-QS1, Class 2A5
	2,844,736	6.000	01/25/37	2,315,072
	Residential Asset Securitization Trust Series 2005-A11CB, Class 2A1
	10,880,548	4.850	10/25/35	7,615,820
	Residential Asset Securitization Trust Series 2006-A15, Class A13
	7,820,826	6.250	01/25/37	5,625,247
	Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	1,830,295	6.000	08/25/36	1,620,777
	Residential Asset Securitization Trust Series 2006-A8, Class 2A3
	7,617,557	6.000	08/25/36	4,603,062
	Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	5,945,612	6.000	10/25/37	5,037,905
	Suntrust Alternative Loan Trust Series 2005-1F, Class 2A6
	1,608,255	5.750	12/25/35	1,428,317

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Sequential Fixed Rate – (continued)
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
$1,523,936	6.000%	08/25/37	$1,452,045

			91,347,344

Sequential Floating Rate(c) – 0.0%
Banc of America Funding Corp. Series 2007-2, Class 2A1
101,964	5.731	03/25/37	99,660
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
6,962,019	0.699	08/25/37	5,215,953
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,192,231	0.299	12/25/36	803,736

			6,119,349

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$543,604,486

Commercial Mortgage-Backed Securities – 6.3%
Sequential Fixed Rate – 2.4%
COMM 2015-CCRE23 Mortgage Trust Series 2015-CR23, Class CMD(b)
$24,350,000	3.807%	05/10/48	$23,066,511
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
122,345,570	5.361	02/15/40	126,991,399
CSMC Trust Series 2014-USA, Class E(b)
33,100,000	4.373	09/15/37	30,875,216
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
21,654,605	2.779	09/25/22	22,672,959
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
122,500,000	3.490	01/25/24	131,185,029
FHLMC Multifamily Structured Pass-Through Certificates Series K038, Class A2
24,500,000	3.389	03/25/24	26,017,655
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
87,370,078	5.559	10/15/48	90,374,386
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
2,500,000	4.697	04/15/45	2,686,851

			453,870,006

Sequential Floating Rate(c) – 3.9%
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E(b)
12,450,000	3.912	04/10/28	12,187,092
Citigroup Commercial Mortgage Trust Series 2014-388G, Class E(b)
27,996,000	2.557	06/15/33	27,055,614
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D(b)
9,913,500	3.257	09/15/17	9,794,692

Collateralized Mortgage Obligations – (continued)
Sequential Floating Rate(c) – (continued)
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class E(b)
$11,719,000	3.607%	09/15/17	$11,364,081
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class F(b)
14,494,000	3.704	06/11/27	14,366,699
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
159,059,925	5.526	01/15/49	165,557,841
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
75,180,313	5.889	06/15/39	78,875,802
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
33,200,000	3.320	02/25/23	35,356,861
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
110,500,000	3.250	04/25/23	117,162,156
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
75,900,000	3.300	04/25/23	80,620,267
FREMF Mortgage Trust Series 2014-K40, Class C(b)
7,800,000	4.208	09/25/25	7,500,655
FREMF Mortgage Trust Series 2014-K41, Class B(b)
19,950,000	3.961	11/25/47	19,462,404
GRACE Mortgage Trust Series 2014-GRCE, Class F(b)
26,250,000	3.710	06/10/28	25,537,575
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
29,995,270	5.988	08/10/45	31,838,197
Hilton Mortgage Trust Series 2014-ORL, Class E(b)
17,950,000	3.457	07/15/29	17,649,264
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E(b)
24,000,000	4.057	10/15/29	23,542,586
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class D(b)
10,200,000	2.807	12/15/28	10,117,549
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class E(b)
9,550,000	3.707	12/15/28	9,431,921
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,505,783
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,234,207
Morgan Stanley Capital I Trust Series 2014-CPT, Class F(b)
25,245,000	3.560	07/13/29	23,954,198
Tricon American Homes Trust Series 2015-SFR1, Class D(b)
1,920,000	2.407	05/17/32	1,834,191
Tricon American Homes Trust Series 2015-SFR1, Class E(b)
3,790,000	3.207	05/17/32	3,631,116

			729,580,751

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$1,183,450,757

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Federal Agencies – 1.9%
Adjustable Rate FNMA(c) – 0.0%
$1,867,098	2.550%	05/01/33	$1,997,095
833,228	2.002	10/01/34	871,195
1,940,038	1.920	01/01/35	2,035,877
1,729,501	2.661	09/01/35	1,849,918
721,766	2.495	10/01/36	771,316

			7,525,401

FHLMC – 0.0%
23,238	5.000	01/01/33	25,660
2,291	5.000	03/01/33	2,522
17,851	5.000	04/01/33	19,649
4,633	5.000	05/01/33	5,100
11,434	5.000	06/01/33	12,586
66,313	5.000	07/01/33	72,994
91,659	5.000	08/01/33	100,903
11,231	5.000	09/01/33	12,392
18,795	5.000	10/01/33	20,689
54,431	5.000	11/01/33	59,916
20,711	5.000	12/01/33	22,796
21,089	5.000	01/01/34	23,213
71,701	5.000	02/01/34	78,915
27,127	5.000	03/01/34	29,848
49,244	5.000	04/01/34	54,183
76,234	5.000	05/01/34	83,912
944,397	5.000	06/01/34	1,039,487
16,756	5.000	11/01/34	18,436
267,005	5.000	04/01/35	293,906
27,090	5.000	11/01/35	29,819

			2,006,926

FNMA – 1.9%
50,500,000	0.750	03/14/17	50,606,540
5,871,259	3.104	01/01/18	6,107,790
6,276,958	3.443	01/01/18	6,574,901
235,381	5.000	01/01/18	245,945
1,161,812	5.000	02/01/18	1,214,114
5,221,429	3.750	03/01/18	5,517,277
787,525	5.000	03/01/18	822,977
1,146,105	5.000	04/01/18	1,197,699
3,550,000	3.840	05/01/18	3,772,493
106,469	5.000	05/01/18	111,261
100,899	5.000	06/01/18	105,441
2,235	5.500	01/01/19	2,363
52,737	5.500	02/01/19	55,436
53,245	5.500	03/01/19	56,052
39,009	5.500	04/01/19	40,975
20,549	5.500	05/01/19	21,682
100,733	5.500	06/01/19	105,653
297,848	5.500	07/01/19	313,440
268,661	5.500	08/01/19	284,175
246,193	5.500	09/01/19	260,715
75,109	5.500	10/01/19	79,478
72,478	5.500	11/01/19	76,909
126,493	5.500	12/01/19	133,649
12,253	5.500	01/01/20	13,057

Collateralized Mortgage Obligations – (continued)
FNMA – (continued)
$5,012	5.500%	06/01/20	$5,273
1,448,767	5.500	07/01/20	1,540,636
1,955,072	3.416	10/01/20	2,097,422
1,369,104	3.632	12/01/20	1,483,925
5,524,972	4.375	06/01/21	6,133,303
4,087	6.000	01/01/24	4,604
119,638	6.000	04/01/24	135,353
2,996,444	5.500	05/01/25	3,132,294
81,094	6.000	02/01/26	91,383
46,863	6.000	07/01/27	52,806
761,057	6.000	03/01/28	857,452
811,716	6.000	08/01/28	914,534
73,271	6.000	09/01/28	82,518
746,466	6.000	10/01/28	841,031
5,987	4.500	09/01/29	6,489
7,604	6.000	12/01/32	8,693
1,250	6.000	01/01/33	1,428
5,119	6.000	04/01/33	5,853
214,139	6.000	10/01/33	250,281
7,694	6.000	02/01/34	8,795
59,828	6.000	03/01/34	68,389
189,877	6.000	08/01/34	219,521
43,475	6.000	11/01/34	49,695
393,210	6.000	05/01/35	453,001
80,711	6.000	06/01/35	92,491
232,156	6.000	10/01/35	267,377
37,423	6.000	11/01/35	43,018
41,715	6.000	12/01/35	47,193
171,180	6.000	02/01/36	195,562
16,954	6.000	05/01/36	19,569
233,919	6.000	08/01/36	269,078
38,139	6.000	09/01/36	43,985
27,981	6.000	10/01/36	32,442
316,817	6.000	11/01/36	364,605
112,300	4.500	12/01/36	122,254
76,901	6.000	12/01/36	88,288
3,425,914	6.000	02/01/37	3,932,233
11,429	6.000	03/01/37	13,092
110,114	6.000	04/01/37	126,632
131,247	6.000	05/01/37	150,899
1,601,731	6.000	07/01/37	1,836,657
93,395	4.500	08/01/37	101,642
1,024,695	6.000	08/01/37	1,172,923
34,145	6.000	10/01/37	39,603
6,656	6.000	11/01/37	7,637
4,170	6.000	12/01/37	4,786
1,500,190	6.000	01/01/38	1,711,743
122,420	5.000	03/01/38	136,465
114,755	6.000	03/01/38	131,990
513,675	6.000	05/01/38	586,550
1	6.000	07/01/38	1
29,325	6.000	08/01/38	33,605
807,129	6.000	09/01/38	921,889
485,904	6.000	10/01/38	556,136
1,317,550	4.500	11/01/38	1,427,928
1,581,755	6.000	11/01/38	1,810,744

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Collateralized Mortgage Obligations – (continued)
FNMA – (continued)
$7,270,278	6.000%	12/01/38		$8,299,981
41,303	4.500	01/01/39		44,763
18,295	6.000	01/01/39		20,885
536,312	4.500	03/01/39		581,241
20,192	4.500	04/01/39		22,014
10,620	6.000	04/01/39		12,176
125,812	6.000	07/01/39		146,094
31,275	4.000	08/01/39		33,367
15,207	4.000	09/01/39		16,224
76,634	4.500	10/01/39		84,456
971,875	6.000	10/01/39		1,114,613
804,600	4.500	01/01/41		874,909
11,189	4.500	05/01/41		12,288
52,203	4.500	06/01/41		57,034
191,172	6.000	07/01/41		219,322
2,136,125	4.500	08/01/41		2,324,700
180,611	4.500	09/01/41		196,393
16,041	4.500	10/01/41		17,611
424,292	5.000	11/01/41		467,931
11,077	4.500	11/01/42		12,037
3,864,546	3.000	12/01/42		3,947,510
3,302,853	3.000	01/01/43		3,376,540
878,867	3.000	04/01/43		897,680
1,047,733	3.000	05/01/43		1,064,353
20,133,170	3.000	07/01/43		20,452,532
77,014	4.500	12/01/43		84,466
84,000,000	3.000	TBA-30yr	(h)	85,115,621
100,000,000	3.500	TBA-30yr	(h)	104,296,880
13,000,000	6.000	TBA-30yr	(h)	14,690,000

				360,937,339

TOTAL FEDERAL AGENCIES				$370,469,666

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $2,921,158,267)				$2,962,149,093

Agency Debentures – 0.2%
FFCB
$31,600,000	3.440%	06/17/30		$32,812,271
11,000,000	2.850	02/10/31		10,499,577
3,000,000	3.020	04/09/31		2,929,515

TOTAL AGENCY DEBENTURES
(Cost $44,471,638)				$46,241,363

Asset-Backed Securities – 20.8%
Auto(b) – 0.0%
Skopos Auto Receivables Trust Series 2015-1A, Class A
$7,649,045	3.100%	12/15/23		$7,653,977

Collateralized Loan Obligations – 18.0%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
23,550,000	0.000	04/18/24		22,657,455

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
$9,793,972	0.777%	10/14/22		$9,673,437
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
58,824,943	0.000	10/14/22		57,736,682
ACIS CLO Ltd. Series 2014-4A, Class ACOM(b)(c)
177,900,000	2.828	05/01/26		173,470,290
ACIS CLO Ltd. Series 2014-4A, Class C(b)(c)
11,050,000	0.000	05/01/26		10,223,847
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A(b)(c)
141,900,000	1.729	07/28/26		140,163,570
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2(b)(c)
31,000,000	2.439	07/28/26		30,167,650
B&M CLO Ltd. Series 2014-1A, Class A1(b)(c)
74,650,000	1.676	04/16/26		73,439,550
B&M CLO Ltd. Series 2014-1A, Class A2(b)(c)
12,850,000	2.226	04/16/26		12,421,581
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
18,353,788	0.544	04/29/19		17,847,939
Callidus Debt Partners CLO Fund VI Ltd. Series 6X, Class A1D(c)
8,781,313	0.537	10/23/21		8,602,377
Covenant Credit Partners CLO I Ltd. Series 2014-1A, Class C(b)(c)
21,350,000	3.195	07/20/26		20,386,325
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
32,600,000	1.803	12/31/27		31,951,260
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
6,673,870	1.509	11/21/22		6,587,777
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
118,100,000	0.000	12/14/23		115,688,988
Cutwater 2014-I Ltd. Series 2015-1A, Class A2(b)(c)
24,850,000	1.808	07/15/27		24,491,762
Doral CLO 1 Ltd. Series 2012-3A, Class A1(b)(c)
10,000,000	1.636	12/19/22		9,965,180
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
2,297,270	0.537	07/31/21		2,276,654
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
70,250,000	1.805	04/18/26		69,400,115
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(b)(c)
64,150,000	1.699	04/28/25		63,304,760
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(b)(c)
55,600,000	2.279	04/28/25		53,807,567
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)(c)
113,550,000	1.727	07/25/27		111,904,547
ICG US CLO Ltd. Series 2014-1A, Class ACOM(b)(c)
112,150,000	0.000	04/20/26		108,942,510
Jasper CLO Ltd. Series 2005-1A, Class A(b)(c)
565,620	0.579	08/01/17		565,387
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)(c)
8,292,812	0.671	05/15/21		8,219,470
Magnetite VIII Ltd. Series 2014-8A, Class B(b)(c)
23,900,000	2.275	04/15/26		23,678,614

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class ACOM(b)(c)
$154,600,000	1.968%	05/22/27	$151,028,740
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class B(b)(c)
10,248,000	2.486	05/22/27	9,818,066
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class C1(b)(c)
12,050,000	3.286	05/22/27	11,369,934
Mountain View Funding CLO Series 2007-3A, Class A1(b)(c)
1,945,910	0.491	04/16/21	1,939,639
Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class C(b)(c)
8,650,000	3.039	08/04/25	8,338,782
Ocean Trails CLO Ltd. Series 2006-1X, Class A1
2,218,197	0.526	10/12/20	2,187,774
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
15,650,000	1.569	11/22/23	15,413,685
OCP CLO Ltd. Series 2014-5A, Class ACOM(b)(c)
140,200,000	1.421	04/26/26	135,629,480
OFSI Fund V Ltd. Series 2013-5A, Class COMB(b)
11,950,000	0.000	04/17/25	11,636,910
OFSI Fund V Ltd. Series 2014-7A, Class C(b)(c)
20,050,000	3.245	10/18/26	19,298,506
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)(c)
32,975,300	1.300	03/20/25	32,066,567
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(b)(c)
120,000,000	0.000	03/20/25	116,016,000
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM(b)(c)
146,000,000	1.872	10/18/26	142,569,000
OHA Park Avenue CLO I Ltd. Series 2007-1A, Class A1A(b)(c)
5,847,779	0.536	03/14/22	5,770,974
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)(c)
14,750,000	1.606	01/22/25	14,652,503
Parallel Ltd. Series 2015-1A, Class A(b)(c)
83,200,000	1.752	07/20/27	82,559,610
Parallel Ltd. Series 2015-1A, Class B(b)(c)
16,650,000	2.352	07/20/27	16,233,500
Red River CLO Ltd. Series 1A, Class A(b)(c)
7,007,712	0.548	07/27/18	6,973,914
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)(c)
164,500,000	0.000	07/25/26	161,390,950
Regatta IV Funding Ltd. Series 2014-1A, Class B(b)(c)
776,094	2.287	07/25/26	753,566
Regatta IV Funding Ltd. Series 2014-1A, Class C(b)(c)
18,250,000	3.227	07/25/26	17,912,247
Saratoga Investment CLO Corp. Series 2013-1A, Ltd. Class A1(b)(c)
16,000,000	1.587	10/20/23	15,880,112
Shackleton CLO Ltd. Series 2014-5A, Class B1(b)(c)
33,700,000	2.311	05/07/26	32,888,942
Silvermore CLO Ltd. Series 2014-1A, Class A1(b)(c)
123,250,000	1.724	05/15/26	121,373,765
Silvermore CLO Ltd. Series 2014-1A, Class A2(b)(c)
23,050,000	2.324	05/15/26	22,476,239
Sound Point CLO Ltd. Series 2014-1A, Class B1(b)(c)
15,000,000	2.175	04/18/26	14,448,030
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(b)(c)
199,450,000	1.725	10/20/26	195,520,835

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Sound Point CLO VI Ltd. Series 2014-2A, Class C(b)(c)
$15,000,000	3.205%	10/20/26	$14,348,760
SPS Servicer Advance Receivables Trust Series 2015-T1, Class A(b)
411,500,000	2.530	06/15/45	411,500,000
Symphony CLO XI Ltd. Series 2013-11A, Class A(b)(c)
6,500,000	1.574	01/17/25	6,425,653
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)(c)
57,100,000	1.651	07/15/26	55,546,880
Trinitas CLO II Ltd. Series 2014-2A, Class C(b)(c)
10,050,000	3.099	07/15/26	9,544,877
Trinitas CLO Ltd. Series 2014-1A, Class A1(b)(c)
58,150,000	1.805	04/15/26	57,516,281
Trinitas CLO Ltd. Series 2014-1A, Class B1(b)(c)
14,950,000	2.175	04/15/26	14,284,187
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
22,062,625	0.503	08/01/22	21,774,068
Whitehorse VIII Ltd. Series 2014-1A, Class B(b)(c)
32,800,000	2.239	05/01/26	31,643,767
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(b)(c)
120,650,000	1.737	07/16/27	118,056,025
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(b)(c)
93,200,000	1.714	04/15/26	91,606,280

			3,405,970,342

Home Equity – 1.1%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(c)
11,457,260	0.459	03/25/37	6,779,806
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(c)
16,641,000	0.469	05/25/36	11,190,582
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 05-R8, Class M2(c)
5,440,000	0.689	10/25/35	4,865,495
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(c)
10,095,000	0.844	02/28/41	8,246,918
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(b)(i)
9,137,139	3.623	04/28/30	9,107,126
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(c)
6,400,000	0.599	01/25/36	5,264,636
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(c)
300,000	0.549	03/25/37	268,015
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(c)
20,000,000	0.419	08/25/37	12,212,734
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(i)
8,886,000	4.156	12/25/35	8,366,911
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(c)
2,471,667	0.339	09/25/36	2,245,936
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(c)
25,000,000	0.449	04/25/36	20,219,942

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	GSAA Home Equity Trust Series 2006-17, Class A1(c)
	$10,523,758	0.259%		11/25/36	$5,388,678
	GSAA Home Equity Trust Series 2007-10, Class A2A
	4,681,989	6.500		11/25/37	3,434,527
	GSAMP Trust Series 2006-HE8, Class A2C(c)
	17,750,000	0.369		01/25/37	14,331,856
	HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(c)
	8,600,000	0.499		12/25/35	7,719,965
	JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(c)
	3,850,000	0.429		07/25/36	3,664,268
	JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(c)
	7,450,000	0.459		01/25/37	5,737,920
	Lehman XS Trust Series 2006-16N, Class A321(c)
	8,201,987	0.399		11/25/46	6,036,382
	Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(c)
	8,013,684	0.279		09/25/46	3,156,056
	Saxon Asset Securities Trust Series 2007-2, Class A2C(c)
	7,129,811	0.439		05/25/47	4,972,440
	Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(c)
	5,355,112	1.174		07/25/34	4,742,914
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(c)
	3,367,956	0.359		10/25/36	2,520,299
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(c)
	6,068,202	0.414		03/25/37	4,493,800
	Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(b)(i)
	43,470,419	3.500		06/26/45	43,382,926
	Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(c)
	4,200,000	0.859		10/25/35	3,879,789

					202,229,921

	Student Loan(c) – 1.7%
	Access Group, Inc. Series 2006-1, Class A2
	15,010,250	0.439		08/25/23	14,829,392
	Access Group, Inc. Series 2015-1, Class A(b)
	44,810,277	0.894		07/25/56	43,480,577
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	4,663,733	0.459		05/25/25	4,575,331
	Goal Capital Funding Trust Series 2006-1, Class A3
	11,478,627	0.449		11/25/26	11,397,186
	Higher Education Funding I Series 2005-1, Class A4
	22,400,000	0.469		02/25/30	22,004,573
	Nelnet Student Loan Trust Series 2005-4, Class A3
	46,863,306	0.449		06/22/26	46,226,105
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	6,891,059	1.234		07/01/24	6,893,526
	Scholar Funding Trust Series 2010-A, Class A(b)
	39,306,774	1.044		10/28/41	38,103,184

	Asset-Backed Securities – (continued)
	Student Loan(c) – (continued)
	SLM Student Loan Trust Series 2003-14, Class A5
	$23,623,208	0.525%		01/25/23	$23,336,730
	SLM Student Loan Trust Series 2005-4, Class A3
	25,546,834	0.415		01/25/27	24,254,139
	SLM Student Loan Trust Series 2006-9, Class A4
	7,967,866	0.365		10/25/22	7,945,890
	SLM Student Loan Trust Series 2008-2, Class A3
	22,300,800	1.045		04/25/23	21,548,572
	SLM Student Loan Trust Series 2008-4, Class A4
	40,600,000	1.945		07/25/22	40,882,787
	Wachovia Student Loan Trust Series 2005-1, Class A5
	13,955,254	0.425		01/26/26	13,683,727

					319,161,719

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,937,079,020)				$3,935,015,959

	Foreign Debt Obligations – 18.0%
	Sovereign – 14.5%
	Brazil Letras do Tesouro Nacional(j)
BRL	186,701,000	0.000%		01/01/16	$45,505,167
	Brazil Loan Trust 1
	$7,991,055	5.477		07/24/23	6,912,263
	Brazil Notas do Tesouro Nacional
BRL	48,823,862	6.000		08/15/40	10,449,323
	686,076,755	6.000		08/15/50	144,083,721
	Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,363,898
	98,700,000	14.500		02/10/23	2,606,919
	$16,850,000	6.600		01/28/24	17,439,750
	17,540,000	6.600	(b)	01/28/24	18,153,900
	15,512,000	5.875		04/18/24	15,376,270
	75,910,000	5.500	(b)	01/27/25	73,158,262
	8,375,000	5.500		01/27/25	8,071,406
	2,784,000	8.625		04/20/27	3,222,480
DOP	30,000,000	18.500		02/04/28	970,169
	58,700,000	11.375		07/06/29	1,344,698
	$15,210,000	7.450	(b)	04/30/44	15,533,213
	15,340,000	7.450		04/30/44	15,665,975
	7,850,000	6.850		01/27/45	7,545,813
	2,900,000	6.850	(b)	01/27/45	2,787,625
	Italy Buoni Poliennali Del Tesoro
EUR	97,254,147	2.100		09/15/16	111,160,327
	257,163,063	2.350		09/15/19	313,531,841
	116,910,000	3.750		05/01/21	150,108,973
	124,300,000	5.500		11/01/22	177,552,182
	Republic of Costa Rica
	$3,360,000	9.995		08/01/20	4,061,400
	10,280,000	5.625		04/30/43	7,697,150
	18,800,000	7.158	(b)	03/12/45	16,779,000
	2,430,000	7.158		03/12/45	2,168,775
	Republic of Croatia
	15,660,000	6.625		07/14/20	16,991,100
	13,660,000	6.375		03/24/21	14,684,500

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – 14.5%
EUR	10,110,000	3.875%		05/30/22	$11,320,690
	$10,670,000	5.500		04/04/23	10,936,750
EUR	9,480,000	3.000		03/11/25	9,586,618
	Republic of Honduras(b)
	$23,950,000	8.750		12/16/20	26,464,750
	Republic of Indonesia
	22,430,000	4.125		01/15/25	21,140,275
	3,720,000	5.125		01/15/45	3,259,650
	Republic of Venezuela
	16,220,000	7.750		10/13/19	5,555,350
	6,350,000	6.000		12/09/20	2,095,500
	12,490,000	12.750		08/23/22	5,339,475
	14,420,000	9.000		05/07/23	4,938,850
	75,630,000	8.250		10/13/24	25,336,050
	6,920,000	7.650		04/21/25	2,300,900
	9,230,000	11.750		10/21/26	3,553,550
	2,550,000	9.250	(e)	09/15/27	988,125
	23,970,000	9.250		05/07/28	8,029,950
	18,810,000	11.950		08/05/31	7,335,900
	6,190,000	9.375		01/13/34	2,135,550
	7,960,000	7.000		03/31/38	2,567,100
	Spain Government Bond(b)
EUR	110,650,000	5.500		04/30/21	153,195,233
	United Kingdom Treasury
GBP	35,410,000	4.750		12/07/30	71,868,510
	United Mexican States
MXN	3,122,091,310	0.000	(j)	10/01/15	184,439,951
	1,734,411,300	0.000	(j)	10/15/15	102,417,670
	2,021,876,220	0.000	(j)	10/29/15	119,252,412
	4,323,030,080	0.000	(j)	11/12/15	254,460,605
	1,500,417,950	0.000	(j)	11/19/15	88,327,522
	1,064,535,380	0.000	(j)	12/10/15	62,550,655
	1,584,231,520	0.000	(j)	12/17/15	93,030,880
	1,592,357,280	5.000		06/16/16	97,934,499
	1,850,614,300	4.750		06/14/18	109,923,089
	241,369,600	6.500		06/10/21	14,962,362
	154,502,100	8.000		12/07/23	10,312,539
	39,328,100	10.000		12/05/24	2,969,144
	75,763,000	8.500		05/31/29	5,298,444
	475,100	10.000		11/20/36	38,271
	$780,000	6.050		01/11/40	854,100
	2,890,000	4.750		03/08/44	2,637,125
	2,318,000	4.600		01/23/46	2,063,020

					2,734,347,164

	Supranational – 3.5%
	European Financial Stability Facility(k)
EUR	146,490,000	2.000		05/15/17	169,245,069
	98,900,000	0.750		06/05/17	112,076,757
	68,500,000	0.250		10/18/17	77,096,800
	64,900,000	1.125		11/30/17	74,440,268
	European Investment Bank
GBP	29,200,000	3.875		06/08/37	52,611,841
	16,900,000	5.000		04/15/39	35,345,790

	Foreign Debt Obligations – (continued)
	Supranational – (continued)
	European Stability Mechanism
EUR	26,270,000	0.000%		10/28/16	$29,386,964
	100,000,000	0.000		10/17/17	111,961,204

					662,164,693

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,688,670,067)				$3,396,511,857

	Structured Note – 0.0%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	20,109,342	6.000%		08/15/40	$4,303,817
	(Cost $11,434,294)

	Municipal Debt Obligations – 1.7%
	Puerto Rico – 1.7%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$4,955,000	6.000%		07/01/38	$3,449,968
	17,570,000	6.000		07/01/44	12,167,401
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	6,730,000	5.750		07/01/37	4,618,530
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	2,680,000	5.000		07/01/33	1,815,700
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	3,020,000	5.750		07/01/41	1,963,000
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	1,485,000	5.500		07/01/32	967,121
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	1,150,000	5.875		07/01/36	748,938
	3,340,000	5.750		07/01/38	2,171,000
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C
	1,285,000	6.000		07/01/39	838,463
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	1,110,000	6.000		07/01/34	727,050
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
	1,000,000	5.625		07/01/32	652,510
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	515,000	5.500		07/01/26	339,256
	5,720,000	5.750		07/01/28	3,760,957
	455,000	5.500		07/01/39	294,613
	2,095,000	5.000		07/01/41	1,346,037
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	5,270,000	5.250		07/01/37	3,399,150
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	176,930,000	8.000		07/01/35	132,697,500

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
	$1,950,000	5.125%		07/01/31	$1,265,082
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
	455,000	5.000		07/01/34	292,906
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	605,000	5.250		07/01/27	396,275
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(j)
	1,990,000	0.000		08/01/35	215,318
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(j)
	5,285,000	0.000		08/01/37	521,682
	4,305,000	0.000		08/01/38	398,987
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	1,205,000	5.250		08/01/40	751,619
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	1,005,000	5.500		08/01/23	454,763
	1,650,000	5.250		08/01/27	707,438
	35,660,000	0.000		08/01/32	14,489,728
	20,990,000	5.750		08/01/37	8,868,275
	2,795,000	6.375		08/01/39	1,191,369
	55,240,000	6.000		08/01/42	23,338,900
	500,000	6.500		08/01/44	213,750
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	9,275,000	0.000		08/01/33	2,852,433
	19,375,000	5.500		08/01/37	8,161,719
	25,740,000	5.375		08/01/39	10,842,975
	56,610,000	5.500		08/01/42	23,846,962
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	5,965,000	5.375		08/01/38	2,512,756
	3,150,000	6.000		08/01/39	1,330,875
	65,095,000	5.250		08/01/41	27,421,269
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	14,040,000	5.000		08/01/43	5,914,350
	9,575,000	5.250		08/01/43	4,033,469
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	29,245,000	5.500		08/01/28	12,611,906
	2,995,000	6.125		08/01/29	1,299,081

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $469,898,338)				$325,891,081

	Government Guarantee Obligations(k) – 2.1%
	Kreditanstalt fuer Wiederaufbau
EUR	90,000,001	0.875%		10/13/17	$102,666,787
	254,600,000	0.000		12/07/18	284,817,098

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $389,549,509)				$387,483,885

	U.S. Treasury Obligations – 12.8%
	United States Treasury Bonds
	$350,000,000	3.625	%(l)	02/15/44	$402,535,007
	344,900,000	3.000		05/15/45	352,981,014
	457,300,000	2.875		08/15/45	457,016,492
	United States Treasury Inflation Protected Securities
	273,327,360	0.125		04/15/16	270,678,818
	22,689,408	2.500		07/15/16	23,068,775
	38,920,362	2.625		07/15/17	40,787,372
	71,912,126	0.125		01/15/22	70,215,719
	111,216,560	0.375		07/15/23	109,461,562
	100,041,046	0.625		01/15/24	99,696,905
	28,745,574	0.125		07/15/24	27,469,845
	24,555,449	0.375		07/15/25	23,941,563
	35,681,397	2.500		01/15/29	42,862,278
	89,344,000	1.375		02/15/44	90,879,823
	United States Treasury Notes
	155,300,000	2.000		10/31/21	158,567,506
	205,600,000	1.750		02/28/22	206,334,013
	38,700,000	2.000		07/31/22	39,371,832

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $2,351,383,347)				$2,415,868,524

	Senior Term Loans(m) – 4.9%
	Aerospace – 0.0%
	Transdigm, Inc.
	$4,352,855	3.750%		06/04/21	$4,294,570

	Automotive – 0.0%
	Chrysler Group LLC
	6,483,073	3.500		05/24/17	6,447,416

	Building Materials – 0.1%
	Atkore International, Inc.
	25,565,000	7.750		10/09/21	23,487,844

	Chemicals – 0.1%
	Polymer Group, Inc.
	9,052,827	5.250		12/19/19	9,047,215

	Energy – 0.8%
	American Energy – Marcellus LLC
	24,800,885	5.250		08/04/20	13,950,498
	8,600,000	8.500		08/04/21	917,362
	Magnum Hunter Resources Corp.
	96,554,092	8.500		10/22/19	95,105,781

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(m) – (continued)
Energy – (continued)
MEG Energy Corp.
$50,413,544	3.750%	03/31/20	$47,010,629

			156,984,270

Energy – Exploration & Production – 0.1%
EP Energy LLC
16,210,626	3.500	05/24/18	15,055,619

Entertainment – 0.1%
WMG Acquisition Corp.
12,553,596	3.750	07/01/20	12,293,611

Environmental – 0.2%
EnergySolutions LLC
36,962,579	6.750	05/29/20	36,223,327

Food & Beverages – 0.7%
Shearer’s Foods, Inc.
16,340,736	7.750	06/30/22	15,973,070
US Foods, Inc.
116,517,721	4.500	03/31/19	116,309,154

			132,282,224

Health Care – 0.2%
American Renal Holdings, Inc.
13,375,983	4.500	09/22/19	13,242,223
18,771,176	8.500	03/20/20	18,700,784

			31,943,007

Health Care – Services – 0.3%
MPH Acquisition Holdings LLC
26,057,908	3.750	03/31/21	25,712,640
Sedgwick Claims Management Services, Inc.
15,330,947	3.750	03/01/21	15,077,067
20,085,909	6.750	02/28/22	18,830,540

			59,620,247

Media – Broadcasting & Radio – 0.4%
Getty Images, Inc.
110,906,675	4.750	10/18/19	71,696,729

Media – Cable – 0.1%
Neptune Finco Corp.
23,450,000	5.000	09/21/22	23,297,575

Media – Non Cable – 0.5%
Checkout Holding Corp.
103,338,989	4.500	04/09/21	88,354,835
16,750,000	7.750	04/11/22	11,075,938

			99,430,773

Pharmaceutical – 0.2%
Endo Luxembourg Finance Co. I S.A.R.L.
24,275,000	3.750	06/11/22	24,176,443
Valeant Pharmaceuticals International, Inc.
11,959,962	4.000	04/01/22	11,823,978

			36,000,421

Senior Term Loans(m) – (continued)
Retailers – 0.2%
True Religion Apparel, Inc.
$57,140,833	5.875%	07/30/19	$34,189,075
8,400,000	11.000	01/29/20	3,570,000

			37,759,075

Services Cyclical – Business Services – 0.4%
ADS Waste Holdings, Inc.
12,256,056	3.750	10/09/19	12,060,695
First Data Corp.
54,400,000	3.696	03/24/17	54,111,136

			66,171,831

Technology – Software – 0.4%
BMC Software Finance, Inc.
55,763,579	5.000	09/10/20	50,549,684
Renaissance Learning, Inc.
1,700,000	8.000	04/11/22	1,646,161
TTM Technologies, Inc.
31,850,000	6.000	05/31/21	29,620,500

			81,816,345

Technology – Software/Services – 0.0%
Freescale Semiconductor, Inc.
4,613,261	4.250	02/28/20	4,607,495

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings Ltd.
18,830,000	3.750	06/30/19	18,298,052

TOTAL SENIOR TERM LOANS
(Cost $1,022,016,889)			$926,757,646

Shares	Rate	Value
Preferred Stocks – 0.8%
Banks – 0.4%
Citigroup Capital XIII(c)
797,300	7.875%	$20,482,637
ING Groep NV
707,693	6.125	17,798,479
248,139	6.200	6,238,214
300,962	6.375	7,611,329
Morgan Stanley(c)
678,434	6.375	17,259,361

Diversified Financial Services(c) – 0.4%
GMAC Capital Trust I
2,919,326	8.125	74,530,393

TOTAL PREFERRED STOCKS
(Cost $149,107,422)		$143,920,413

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Shares	Description	Value
Common Stock(f) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
14,375,000	Halcon Resources Corp.
(Cost $26,245,402)		$7,618,750

Shares	Rate	Value
Investment Company(n) – 0.0%
Goldman Sachs Financial Square Government Fund – FST Shares
8,239	0.006%	$8,239
(Cost $8,239)

TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS
$18,368,167,470		$17,725,111,162

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 5.1%
Commercial Paper – 0.9%
AutoZone, Inc.
$20,000,000	0.406%	10/07/15	$19,998,667
22,000,000	0.406	10/09/15	21,998,044
14,000,000	0.406	10/13/15	13,998,133
Campbell Soup Co.
19,000,000	0.682	12/07/15	18,976,308
Diageo Capital PLC
17,900,000	0.416	11/12/15	17,891,438
Eastman Chemical Co.
16,000,000	0.487	10/14/15	15,997,227
Kellogg Co.
20,900,000	0.385	10/16/15	20,896,691
Omnicom Cap, Inc.
11,550,000	0.477	11/09/15	11,544,119
15,000,000	0.477	11/10/15	14,992,167
PPG Industries
10,000,000	0.497	10/14/15	9,998,230

			166,291,024

Repurchase Agreement – 4.2%
Citigroup Global Markets, Inc.
350,000,000	1.245	03/29/16	350,000,000

Maturity Value: $352,202,958

Settlement Date: 09/29/15

Collateralized by various corporate obligations, 0.000% to
5.000%, due 13/15/20 to 12/01/39 and various mortgage
obligations, 0.000% 7.195%, due 02/20/18 to 12/17/49. The
aggregate market value of the collateral, including accrued
interest, was $415,273,631.

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Repurchase Agreement – (continued)
Morgan Stanley
$100,000,000	1.245%	03/29/16	$100,000,000

Maturity Value: $100,639,792

Settlement Date: 09/26/2015

Collateralized by various corporate obligations, 0.000% to
11.000%, due 03/10/16 to 05/15/97, various government
guarantee obligations, 0.000% to 9.250% due 11/15/15 to
01/15/48, various mortgage obligations, 0.320% to 9.500%, due
12/20/16 to 09/15/58, various municipal debt obligations,
0.000% to 5.500%, due 11/15/17 to 12/03/31, and various
equity securities. The aggregate market value of the collateral, including accrued interest, was $105,357,446.

Nomura Tri Party Repo
125,000,000	0.984	10/02/15	125,000,000
Maturity Value: $125,632,083

Settlement Date: 10/02/15

Collateralized by various mortgage obligations, 0.366% to
8.144%, due 03/08/19 to 11/15/47. The aggregate market value of the collateral, including accrued interest, was $144,252,650.

125,000,000	1.184	10/01/15	125,000,000

Maturity Value: $125,752,333

Settlement Date: 10/01/15

Collateralized by various mortgage obligations, 0.346% to
8.144%, due 11/21/22 to 12/25/46. The aggregate market value of the collateral, including accrued interest, was $155,288,282.

Jefferies Repo
100,000,000	1.294	03/30/16	100,000,000

Maturity Value: $100,654,189

Settlement Date: 09/30/15

Collateralized by various mortgage obligations, 0.357% to
8.370%, due 04/14/33 to 02/12/44. The aggregate market value of the collateral, including accrued interest, was $124,070,833.

			800,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $966,291,024)			$966,291,024

TOTAL INVESTMENTS – 98.8%
(Cost $19,312,353,381)			$18,669,297,073

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.1)%
Barclays Reverse Repurchase Agreement
$(7,550,000)	0.150%	08/20/16	$(7,550,000)
(4,394,000)	4.000	08/30/16	(4,394,000)
Citigroup Reverse Repurchase Agreement
(1,116,363)	0.750	08/04/16	(1,116,363)
(2,734,375)	1.500	08/09/16	(2,734,375)
(2,060,375)	1.500	08/16/16	(2,060,375)
Royal Bank of Canada Reverse Repurchase Agreement
(4,250,000)	1.250	08/20/16	(4,250,000)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(22,105,113))			$(22,105,113)

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			257,251,107

NET ASSETS – 100.0%			$18,904,443,067

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,473,222,264, which represents approximately 29.0% of net assets as of September 30, 2015.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(d)	Pay-in-kind securities.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2015, the value of securities pledged amounted to $19,294,875.
(f)	Security is currently in default and/or non-income producing.
(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $204,102,501 which represents approximately 1.1% of net assets as of September 30, 2015.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2015.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $820,342,779, which represents 4.3% of net assets as of September 30, 2015.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on September 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(n)	Represents an Affiliated Fund.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	239,950,698	EUR	160,610,645	$179,747,327	12/16/15	$38,132
	USD	43,390,061	GBP	28,413,000	42,979,848	10/08/15	410,213
	USD	63,815,195	MXN	1,013,608,648	59,954,569	10/01/15	3,860,626
	USD	131,795,699	MXN	2,140,559,851	126,177,140	11/12/15	5,618,559
	USD	93,031,834	MXN	1,570,898,335	92,342,919	12/17/15	688,915
Barclays Bank PLC	BRL	130,626,167	USD	31,770,000	32,923,338	10/02/15	1,153,338
	INR	2,203,252,380	USD	33,407,921	33,498,909	10/19/15	90,988
	USD	49,976,288	JPY	5,987,914,000	49,931,661	10/29/15	44,627
	USD	92,013,995	MXN	1,547,666,199	91,344,527	10/26/15	669,469
	USD	32,398,000	TRY	98,774,050	31,869,917	12/16/15	528,083
	USD	33,289,331	TWD	1,083,567,737	32,881,292	10/02/15	408,040
	USD	33,436,331	TWD	1,089,857,206	32,944,158	10/26/15	492,173
	ZAR	342,570,946	USD	24,166,751	24,376,479	12/17/15	209,728
BNP Paribas SA	EUR	28,132,000	PLN	119,369,027	31,477,235	12/16/15	136,132
	USD	36,649,007	GBP	23,723,190	35,876,092	12/16/15	772,915
	USD	33,216,210	TWD	1,081,685,877	32,784,747	10/05/15	431,463
	USD	66,833,719	TWD	2,211,527,760	66,813,527	11/30/15	20,191
Citibank NA	JPY	7,741,495,192	USD	64,377,000	64,621,406	12/16/15	244,406
	SEK	1,129,465,000	USD	132,939,231	134,959,584	10/06/15	2,020,353
	USD	32,490,236	CNH	212,463,399	32,457,889	09/01/16	32,347
	USD	1,897,009,756	EUR	1,686,103,500	1,885,113,529	11/06/15	11,896,227
	USD	25,077,570	EUR	22,184,000	24,821,946	12/16/15	255,624
	USD	793,846,521	GBP	505,291,000	764,344,851	10/08/15	29,501,669
	USD	24,118,102	KRW	28,516,761,330	24,051,440	10/05/15	66,662
	USD	56,297,150	KRW	66,864,125,580	56,287,293	12/04/15	9,858
	USD	309,232,751	MXN	5,212,179,870	307,627,124	10/26/15	1,605,627
	USD	82,671,356	SGD	117,364,391	82,258,956	12/16/15	412,401
Credit Suisse International (London)	COP	106,449,000,000	USD	34,052,917	34,355,905	10/29/15	302,988
	GBP	41,668,573	EUR	56,242,000	63,014,527	12/16/15	84,672
	USD	155,298,984	CAD	205,657,786	154,058,469	12/16/15	1,240,515
Deutsche Bank AG	BRL	938,436,000	USD	234,556,225	236,525,703	10/02/15	1,969,478
	HUF	14,803,691,458	USD	52,525,161	52,758,951	12/16/15	233,789
	ILS	124,282,620	USD	31,548,000	31,681,024	10/02/15	133,024
	ILS	124,282,620	USD	31,616,836	31,715,791	12/16/15	98,955
	TWD	2,143,812,377	USD	64,905,007	65,054,835	10/02/15	149,828
	USD	95,256,342	ILS	368,842,081	94,125,135	12/16/15	1,131,206
	USD	108,449,028	MXN	1,720,814,950	101,663,342	10/15/15	6,785,686
	USD	123,946,228	MXN	2,004,631,931	118,283,466	10/29/15	5,662,762
	USD	23,414,000	SGD	32,811,701	22,997,233	12/16/15	416,767
	USD	32,643,000	TWD	1,060,244,640	32,173,543	10/02/15	469,457
HSBC Bank PLC	PHP	1,556,928,945	USD	32,992,773	33,279,152	10/19/15	286,379
	RUB	3,777,906,809	USD	56,789,279	57,235,029	10/21/15	445,749
	TRY	98,571,359	USD	31,772,000	31,804,517	12/16/15	32,517
	USD	32,128,000	BRL	123,679,788	31,172,556	10/02/15	955,444
	USD	96,155,435	ILS	374,631,190	95,602,463	12/16/15	552,972
	USD	32,643,000	TWD	1,056,399,295	32,018,337	10/05/15	624,663
	USD	25,182,724	TWD	815,366,251	24,663,875	10/19/15	518,850
JPMorgan Securities, Inc.	CNH	412,124,835	USD	63,592,000	64,147,837	12/16/15	555,837
	HUF	14,441,338,118	USD	51,348,806	51,467,558	12/16/15	118,752

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	INR	2,212,225,113	USD	33,442,557	$33,550,588	11/03/15	$108,031
	JPY	7,736,481,824	USD	64,361,000	64,579,558	12/16/15	218,558
	KRW	78,115,919,979	USD	65,527,993	65,895,981	10/02/15	367,988
	RUB	3,433,828,862	USD	51,795,345	52,022,271	10/21/15	226,926
	SEK	390,735,630	EUR	41,514,182	46,770,884	12/16/15	320,164
	USD	74,818,000	BRL	299,996,238	74,759,331	11/04/15	58,669
	USD	190,094,110	CAD	251,984,000	188,783,453	11/12/15	1,310,657
	USD	149,678,551	CAD	197,925,935	148,266,532	12/16/15	1,412,019
	USD	33,315,446	KRW	39,456,815,079	33,284,451	10/02/15	30,994
	USD	31,135,542	MXN	484,562,436	28,661,685	10/01/15	2,473,856
	USD	65,282,228	TWD	2,154,966,348	65,103,412	12/04/15	178,816
Morgan Stanley & Co.	BRL	452,494,454	USD	112,895,000	114,047,809	10/02/15	1,152,809
	USD	61,669,000	BRL	239,632,534	60,397,570	10/02/15	1,271,430
Royal Bank of Canada	MXN	672,544,605	USD	39,305,269	39,694,133	10/26/15	388,864
	USD	28,975,548	BRL	104,329,360	26,295,427	10/02/15	2,680,122
	USD	61,361,258	MXN	951,375,622	56,273,509	10/01/15	5,087,749
	USD	77,220,058	MXN	1,276,679,216	75,214,815	11/19/15	2,005,243
	USD	75,062,715	MXN	1,267,058,631	74,524,678	12/10/15	538,038
Royal Bank of Scotland PLC	CLP	56,415,566,161	USD	80,696,000	80,853,124	10/26/15	157,124
	COP	132,479,468,390	USD	42,051,906	42,880,186	10/05/15	828,279
	EUR	28,359,000	GBP	20,784,736	31,731,228	12/16/15	298,898
	TRY	100,564,909	USD	32,357,000	32,447,746	12/16/15	90,746
	USD	64,796,000	TRY	199,479,022	64,362,854	12/16/15	433,146
Standard Chartered Bank	CNH	410,843,334	USD	63,376,000	63,948,370	12/16/15	572,370
	COP	97,776,326,765	USD	30,233,867	31,658,258	10/02/15	1,424,391
	USD	289,569,242	BRL	938,436,000	236,525,703	10/02/15	53,043,539
	USD	62,599,000	CNH	400,665,525	62,364,179	12/16/15	234,821
	USD	29,820,379	EUR	26,301,524	29,405,881	11/06/15	414,498
	USD	32,643,000	KRW	38,347,364,250	32,342,709	10/05/15	300,291
	USD	31,865,000	KRW	37,532,381,440	31,632,970	10/23/15	232,030
State Street Bank and Trust	SEK	209,120,822	EUR	22,257,314	25,031,671	12/16/15	127,693
	USD	127,212,000	JPY	15,172,718,672	126,652,848	12/16/15	559,152
	USD	132,121,091	MXN	2,140,559,851	126,177,140	11/12/15	5,943,951
	USD	30,459,563	NOK	251,845,001	29,579,756	10/06/15	879,807
	USD	88,487,732	NZD	136,046,019	86,876,669	10/15/15	1,611,063
UBS AG (London)	BRL	394,719,438	USD	94,577,558	98,364,438	11/04/15	3,786,880
	EUR	56,943,000	GBP	41,223,486	63,714,212	12/16/15	1,372,780
	EUR	28,270,000	HUF	8,863,775,800	31,631,645	12/16/15	41,990
	EUR	28,521,000	USD	31,906,329	31,912,492	12/16/15	6,163
	INR	2,514,697,111	USD	37,667,722	38,234,208	10/19/15	566,486
	USD	79,950,313	BRL	309,505,325	78,008,479	10/02/15	1,941,834
	USD	87,903,836	CAD	116,595,208	87,341,596	12/16/15	562,239
	USD	32,643,000	KRW	38,659,104,900	32,611,530	10/02/15	31,470
	USD	17,560,000	KRW	20,496,365,640	17,275,974	10/21/15	284,026
Westpac Banking Corp.	NZD	51,630,000	USD	32,219,702	32,823,181	12/16/15	603,479
	USD	450,537,252	EUR	398,885,677	446,318,010	12/16/15	4,219,243
	USD	64,915,171	TWD	2,126,296,439	64,445,780	10/05/15	469,392
TOTAL							$185,257,770

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CLP	18,984,531,548	USD	27,561,747	$27,218,654	10/22/15	$(343,094)
	EUR	28,212,000	USD	32,193,757	31,566,748	12/16/15	(627,009)
	MXN	2,248,583,619	USD	133,158,655	132,190,414	12/16/15	(968,240)
	PLN	122,576,709	EUR	28,975,000	32,183,301	12/16/15	(237,177)
	PLN	139,236,644	USD	36,847,763	36,557,473	12/16/15	(290,290)
	USD	59,469,365	AUD	85,605,000	59,837,069	12/16/15	(367,704)
Barclays Bank PLC	GBP	8,936,037	USD	13,776,974	13,513,785	12/16/15	(263,189)
	KRW	24,307,619,000	USD	21,009,541	20,481,647	10/30/15	(527,894)
	USD	108,265,295	CNH	721,046,862	110,153,838	09/01/16	(1,888,543)
	USD	78,149,234	EUR	70,000,479	78,262,603	11/06/15	(113,369)
	USD	31,666,000	INR	2,103,243,054	31,978,337	10/19/15	(312,337)
	ZAR	438,315,091	USD	31,820,000	31,189,389	12/17/15	(630,611)
BNP Paribas SA	GBP	14,787,153	USD	23,117,644	22,362,308	12/16/15	(755,336)
	PLN	139,591,340	USD	37,006,463	36,650,601	12/16/15	(355,862)
Citibank NA	CLP	45,319,663,220	USD	65,775,999	65,032,985	10/13/15	(743,014)
	COP	156,498,000,000	USD	50,912,000	50,527,181	10/26/15	(384,819)
	EUR	28,207,000	USD	31,755,159	31,561,154	12/16/15	(194,005)
	GBP	364,593,000	USD	572,800,395	551,513,449	10/08/15	(21,286,946)
	GBP	43,320,253	USD	66,880,622	65,512,328	12/16/15	(1,368,294)
	HUF	14,356,134,106	USD	51,245,370	51,163,899	12/16/15	(81,471)
	KRW	66,864,125,580	USD	56,415,901	56,394,149	10/05/15	(21,752)
	USD	241,727,000	AED	890,869,076	242,004,722	08/11/16	(277,722)
	USD	17,433,017	CHF	17,008,000	17,476,762	11/12/15	(43,745)
	USD	100,696,013	CNH	651,231,324	101,365,114	12/16/15	(669,101)
	USD	141,274,473	SEK	1,198,544,621	143,213,897	10/06/15	(1,939,424)
	USD	32,429,000	ZAR	456,817,594	32,505,980	12/17/15	(76,980)
Credit Suisse International (London)	EUR	51,734,739	USD	57,844,353	57,840,967	11/06/15	(3,386)
	USD	63,332,000	RUB	4,243,826,654	64,293,682	10/21/15	(961,682)
Deutsche Bank AG	MXN	2,262,307,768	USD	133,959,484	132,997,234	12/16/15	(962,251)
	USD	219,579,465	BRL	888,166,000	221,331,763	11/04/15	(1,752,298)
	USD	112,596,716	CNH	748,771,613	114,389,328	09/01/16	(1,792,612)
	USD	36,856,000	INR	2,440,871,157	37,111,736	10/19/15	(255,736)
	USD	31,299,000	INR	2,080,234,827	31,548,824	11/03/15	(249,824)
	USD	31,502,000	SGD	45,179,223	31,665,446	12/16/15	(163,446)
	USD	64,699,332	TWD	2,143,812,377	64,767,746	11/30/15	(68,413)
HSBC Bank PLC	BRL	261,222,566	USD	66,427,266	65,839,174	10/02/15	(588,092)
	GBP	7,597,000	USD	11,509,227	11,491,849	10/08/15	(17,378)
	TRY	98,032,094	USD	31,938,000	31,630,521	12/16/15	(307,479)
	USD	28,783,000	BRL	114,823,446	28,940,382	10/02/15	(157,382)
	USD	32,180,000	TRY	101,038,442	32,600,533	12/16/15	(420,533)
	ZAR	440,588,904	USD	31,606,000	31,351,188	12/17/15	(254,812)
HSBC Securities, Inc.	USD	97,286,000	CNH	641,785,624	98,045,152	09/01/16	(759,152)
JPMorgan Securities, Inc.	CAD	251,391,969	USD	189,647,488	188,339,910	11/12/15	(1,307,578)
	CAD	144,602,100	USD	110,768,000	108,321,588	12/16/15	(2,446,412)
	EUR	30,465,384	USD	34,063,620	34,061,199	11/06/15	(2,421)
	EUR	56,290,000	USD	64,044,792	62,983,562	12/16/15	(1,061,230)
	MXN	550,594,291	USD	32,398,000	32,368,504	12/16/15	(29,496)
	TWD	4,264,381,610	USD	130,314,703	129,248,863	10/05/15	(1,065,840)
	USD	64,857,000	CNH	426,420,247	65,143,930	09/01/16	(286,930)
	USD	65,444,547	KRW	78,115,919,979	65,817,152	11/02/15	(372,605)
	USD	32,180,000	TRY	100,268,375	32,352,068	12/16/15	(172,068)
Morgan Stanley & Co.	BRL	205,633,621	USD	53,530,061	51,828,401	10/02/15	(1,701,660)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. (continued)	EUR	56,851,000	USD	63,806,606	$63,611,272	12/16/15	$(195,334)
	MXN	1,482,317,000	USD	87,950,457	87,487,563	10/26/15	(462,894)
	MXN	525,658,001	USD	31,764,692	30,902,542	12/16/15	(862,150)
	USD	18,843,921	BRL	78,845,225	19,648,301	11/04/15	(804,380)
	USD	60,926,410	TRY	190,897,673	61,594,041	12/16/15	(667,632)
Royal Bank of Canada	BRL	114,583,232	USD	29,267,000	28,879,838	10/02/15	(387,162)
	CAD	126,189,028	USD	95,668,000	94,528,337	12/16/15	(1,139,663)
	MXN	2,253,576,914	USD	132,875,997	132,483,961	12/16/15	(392,036)
	USD	31,636,000	MXN	549,794,135	32,321,464	12/16/15	(685,464)
Royal Bank of Scotland PLC	CLP	19,063,005,495	USD	27,655,000	27,355,105	10/13/15	(299,895)
	EUR	53,299,291	USD	59,779,739	59,590,182	11/06/15	(189,557)
	GBP	41,524,037	EUR	56,440,000	62,795,948	12/16/15	(355,451)
	HUF	14,361,517,843	USD	51,249,038	51,183,086	12/16/15	(65,952)
	MXN	1,819,189,919	USD	108,951,000	106,947,087	12/16/15	(2,003,913)
	USD	10,868,386	COP	33,602,659,704	10,876,314	10/05/15	(7,928)
	USD	97,418,678	ILS	382,095,539	97,507,297	12/16/15	(88,619)
	USD	25,052,000	MXN	434,816,541	25,562,126	12/16/15	(510,126)
	USD	31,502,000	TRY	98,711,517	31,849,740	12/16/15	(347,740)
Standard Chartered Bank	NZD	99,293,000	USD	63,588,627	63,124,387	12/16/15	(464,240)
	TWD	1,758,439,695	USD	54,081,708	53,190,743	10/19/15	(890,965)
	USD	31,606,000	CNH	204,140,626	31,774,789	12/16/15	(168,789)
	USD	32,374,000	CNH	215,659,401	32,946,140	09/01/16	(572,140)
	USD	82,591,421	SGD	118,204,841	82,848,015	12/16/15	(256,594)
	USD	23,125,000	TWD	770,426,719	23,281,542	10/29/15	(156,542)
	ZAR	167,879,888	USD	12,179,253	12,058,401	10/26/15	(120,852)
	ZAR	522,090,929	USD	38,948,000	37,150,665	12/17/15	(1,797,335)
State Street Bank and Trust	AUD	16,623,000	USD	11,979,531	11,657,824	10/15/15	(321,707)
	AUD	44,564,000	USD	31,737,590	31,149,806	12/16/15	(587,783)
	CAD	156,560,363	EUR	105,610,628	117,279,537	12/16/15	(889,473)
	EUR	44,706,070	USD	50,656,895	50,022,163	12/16/15	(634,732)
	NZD	146,342,000	USD	95,184,495	93,451,507	10/15/15	(1,732,988)
UBS AG (London)	BRL	122,129,850	USD	32,389,000	30,781,906	10/02/15	(1,607,094)
	MXN	2,313,727,536	USD	137,252,115	136,020,114	12/16/15	(1,232,001)
	USD	95,689,561	BRL	394,719,438	99,486,052	10/02/15	(3,796,491)
	USD	103,280,463	CNH	674,059,939	104,918,421	12/16/15	(1,637,959)
Westpac Banking Corp.	AUD	89,007,000	USD	63,777,966	62,215,035	12/16/15	(1,562,931)
	CAD	42,048,894	USD	31,970,000	31,498,872	12/16/15	(471,128)
	GBP	20,884,135	EUR	28,359,000	31,582,648	12/16/15	(148,581)
	USD	159,493,028	CNH	1,039,336,314	161,774,227	12/16/15	(2,281,199)
	USD	64,858,000	CNH	425,784,663	65,046,833	09/01/16	(188,832)
	USD	79,816,488	KRW	95,103,739,808	80,115,561	11/09/15	(299,072)
	USD	192,077,466	NZD	306,588,133	194,909,892	12/16/15	(2,832,426)
TOTAL							$(86,046,394)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	5,746	December 2015	$921,694,313	$8,067,815
5 Year German Euro-Bobl	(1,980)	December 2015	(285,450,452)	(976,465)
10 Year German Euro-Bund	(214)	December 2015	(37,348,701)	(684,216)
2 Year U.S. Treasury Notes	(1,322)	December 2015	(289,559,313)	7,562
5 Year U.S. Treasury Notes	(3,523)	December 2015	(424,576,547)	(2,005,386)
10 Year U.S. Treasury Notes	6,987	December 2015	899,467,078	3,340,550
20 Year U.S. Treasury Bonds	(17,808)	December 2015	(2,801,977,500)	(26,112,525)
TOTAL				$(18,362,665)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	57,343,520		11/04/17	2.060%	3 month KWCDC	$588,772
	GBP	32,010		12/09/24	12 month UK-RPI	3.150%	(2,106,348)
	KRW	154,727,900	(a)	06/03/25	3 month KWCDC	2.427	(1,911,117)
		84,265,850	(a)	06/24/25	3 month KWCDC	2.562	(1,481,872)
	GBP	32,010		12/09/29	3.377	12 month UK-RPI	2,873,237
		24,900		12/09/39	3.568	12 month UK-RPI	2,961,852
		24,900		12/09/44	12 month UK-RPI	3.565	(3,618,690)
Barclays Bank PLC	KRW	217,875,100		11/07/17	2.034	3 month KWCDC	2,111,653
		16,826,730		05/10/23	3 month KWCDC	2.735	(998,032)
		19,262,500		05/20/23	3 month KWCDC	2.830	(1,256,452)
		19,262,500		05/20/23	3 month KWCDC	2.840	(1,268,706)
		6,800,000		08/09/23	3 month KWCDC	3.440	(725,127)
	MYR	31,310		08/14/23	3 month KLIBOR	4.485	161,034
	KRW	78,156,825	(a)	06/25/25	3 month KWCDC	2.568	(1,391,275)
		39,385,400	(a)	07/15/25	3 month KWCDC	2.615	(770,190)
Citibank NA		7,061,700		10/14/17	2.240	3 month KWCDC	96,587
		136,480,620		10/28/17	2.173	3 month KWCDC	1,694,445
	MYR	112,250		09/17/18	3 month KLIBOR	3.830	370,182
		42,800		09/24/18	3 month KLIBOR	3.785	155,059
		169,560		11/19/18	3 month KLIBOR	3.915	510,655
		51,130		11/21/18	3 month KLIBOR	3.960	138,622
	KRW	69,118,700		08/08/23	3 month KWCDC	3.450	(7,409,035)
		8,854,260		08/16/23	3 month KWCDC	3.485	(968,617)
	MYR	36,600		11/15/23	3 month KLIBOR	4.450	223,249
	KRW	28,266,470		01/07/24	3 month KWCDC	3.471	(3,230,304)
Credit Suisse International (London)	BRL	36,980		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(614,673)
Deutsche Bank AG		218,630		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(1,039,711)
	KRW	55,677,880		03/03/17	2.850	3 month KWCDC	941,945

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	KRW	111,467,390		10/13/17	2.248%	3 month KWCDC	$1,537,516
		278,210,230		10/15/17	2.253	3 month KWCDC	3,866,236
		34,254,690		11/04/17	2.075	3 month KWCDC	361,440
	BRL	40		01/02/18	11.900	1 month Brazilian Interbank Deposit Average	(673)
	MYR	112,770		09/13/18	3 month KLIBOR	3.920%	303,664
		50,380		11/14/18	3 month KLIBOR	3.880	162,544
		477,120		03/12/19	3 month KLIBOR	4.027	1,318,458
	BRL	126,100		01/04/21	13.360	1 month Brazilian Interbank Deposit Average	(1,730,019)
		132,750		01/04/21	13.409	1 month Brazilian Interbank Deposit Average	(1,773,453)
		206,900		01/04/21	13.916	1 month Brazilian Interbank Deposit Average	(2,019,885)
		397,020		01/04/21	13.431	1 month Brazilian Interbank Deposit Average	(5,239,405)
		413,550		01/04/21	14.644	1 month Brazilian Interbank Deposit Average	(1,995,531)
		520,000		01/04/21	14.042	1 month Brazilian Interbank Deposit Average	(4,623,898)
		557,980		01/04/21	14.395	1 month Brazilian Interbank Deposit Average	(3,619,018)
		831,520		01/04/21	13.632	1 month Brazilian Interbank Deposit Average	(9,784,733)
	MYR	26,840		08/14/23	3 month KLIBOR	4.490	135,997
	KRW	39,298,000	(a)	07/14/25	3 month KWCDC	2.620	(776,561)
Deutsche Bank AG (London)	BRL	270,000		01/04/21	14.656	1 month Brazilian Interbank Deposit Average	(1,279,354)
		504,570		01/04/21	15.676	1 month Brazilian Interbank Deposit Average	895,649
JPMorgan Chase Bank (London)		85,560		01/04/21	14.650	1 month Brazilian Interbank Deposit Average	(409,446)
		191,110		01/04/21	14.402	1 month Brazilian Interbank Deposit Average	(1,230,499)
JPMorgan Securities, Inc.	KRW	230,094,560		03/05/17	2.889	3 month KWCDC	4,020,799
	MYR	113,040		11/26/18	3 month KLIBOR	3.955	314,080

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
JPMorgan Securities, Inc. (continued)	MYR	254,240		12/11/18	3 month KLIBOR	3.972%	$699,481
	BRL	260,480		01/04/21	14.660%	1 month Brazilian Interbank Deposit Average	(1,228,531)
		410,000		01/04/21	14.140	1 month Brazilian Interbank Deposit Average	(3,371,202)
	MYR	34,420		08/15/23	3 month KLIBOR	4.520	158,960
	KRW	11,159,200		08/19/23	3 month KWCDC	3.563	(1,278,533)
	MYR	64,380		09/26/23	3 month KLIBOR	4.330	506,753
	KRW	31,495,660		10/31/23	3 month KWCDC	3.230	(2,994,244)
		62,836,430		11/06/23	3 month KWCDC	3.320	(6,347,620)
		18,223,710		11/13/23	3 month KWCDC	3.415	(1,955,947)
		34,996,240		01/15/24	3 month KWCDC	3.445	(3,929,738)
		40,525,320	(a)	06/02/25	3 month KWCDC	2.428	(501,870)
		26,034,300	(a)	06/09/25	3 month KWCDC	2.645	(546,520)
		39,724,700	(a)	06/23/25	3 month KWCDC	2.534	(654,762)
		54,880,630	(a)	09/22/25	3 month KWCDC	2.250	(252,063)
		8,900,000		12/18/28	3 month KWCDC	3.495	(1,432,096)
Morgan Stanley & Co. International PLC		19,402,350		10/13/17	2.250	3 month KWCDC	268,540
		113,180,350		10/13/17	2.245	3 month KWCDC	1,555,793
		14,081,670		10/14/17	2.250	3 month KWCDC	195,271
		14,081,680		10/14/17	2.245	3 month KWCDC	193,937
		53,882,840		10/28/17	2.168	3 month KWCDC	663,360
		132,770,610		10/29/17	2.175	3 month KWCDC	1,651,382
	MYR	67,180		11/20/18	3 month KLIBOR	3.934	194,913
	BRL	49,800		01/04/21	14.250	1 month Brazilian Interbank Deposit Average	(372,098)
		63,100		01/04/21	1 month Brazilian Interbank Deposit Average	11.980	1,557,614
	KRW	36,546,310		06/27/23	3 month KWCDC	3.413	(3,717,657)
		8,653,900		08/16/23	3 month KWCDC	3.485	(947,405)
		27,440,060	(a)	09/23/25	3 month KWCDC	2.250	(125,852)
		27,440,060	(a)	09/23/25	3 month KWCDC	2.265	(142,194)
		27,440,070	(a)	09/23/25	3 month KWCDC	2.260	(136,747)
TOTAL							$(59,818,024)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$1,450,900	(a)	12/16/17	3 month LIBOR	1.500%	$(14,115,628)	$(4,382,767)
	908,200	(a)	12/16/18	3 month LIBOR	1.750	(12,433,853)	(5,340,166)
PLN	285,790		06/17/19	3.048%	6 month WIBOR	1,146,127	2,379,924
	285,790		06/17/19	6 month WIBOR	3.045	365	(3,516,642)
EUR	127,140		06/18/19	6 month EURO	1.250	(2,834,315)	(3,257,204)
CAD	1,201,500	(a)	12/16/20	1.250	6 month CDOR	1,605,860	(262,917)
NOK	1,872,030	(a)	12/16/20	1.500	3 month NIBOR	480,903	1,568,100
	$638,180	(a)	12/16/20	3 month LIBOR	2.000	(8,390,737)	(7,825,736)
SEK	11,333,080	(a)	12/16/20	3 month STIBOR	0.500	3,293,365	1,402,512
EUR	42,300	(a)	12/16/20	6 month EURO	0.500	(237,336)	(29,353)
	$3,617,300	(a)	06/24/21	2.923	3 month LIBOR	(1,751,927)	48,627,071
	3,945,480	(a)	09/02/22	2.810	3 month LIBOR	5,380,113	16,240,722
CAD	76,150	(a)	09/29/22	2.241	6 month CDOR	(28,052)	—
	$901,090	(a)	12/16/22	3 month LIBOR	2.250	(12,629,689)	(16,061,557)
EUR	132,280	(a)	12/16/22	6 month EURO	0.500	3,058,564	(1,456,928)
	987,380		05/15/24	1.100	6 month EURO	(2,398,861)	29,582,579
	2,225,860	(a)	05/11/25	1.568	6 month EURO	(5,139,120)	10,849,923
	1,133,740	(a)	06/08/25	1.850	6 month EURO	(3,246,995)	22,381,483
	168,270	(a)	07/10/25	1.700	6 month EURO	(4,141,362)	5,443,227
ZAR	494,870	(a)	08/24/25	9.110	3 month JIBAR	456	(106,757)
	918,460	(a)	08/24/25	9.136	3 month JIBAR	846	(150,957)
	920,440	(a)	08/24/25	9.145	3 month JIBAR	848	(135,515)
EUR	522,560	(a)	09/16/25	2.000	6 month EURO	(7,960,014)	19,299,630
GBP	387,990	(a)	09/16/25	6 month BP	2.750	(5,132,660)	(7,991,602)
EUR	50,650	(a)	09/28/25	1.500	6 month EURO	(225,116)	(55,132)
	$39,220	(a)	09/28/25	2.750	3 month LIBOR	(124,741)	228,184
GBP	62,050	(a)	09/28/25	6 month BP	2.250	106,677	(81,671)
JPY	3,074,800	(a)	12/16/25	0.500	6 month JYOR	(143,182)	68,243
EUR	3,447,610	(a)	12/16/25	0.750	6 month EURO	(113,525,576)	18,111,144
	1,034,050	(a)	12/16/25	1.500	6 month EURO	(38,441,963)	30,333,267
GBP	84,950	(a)	12/16/25	2.000	6 month BP	284,853	1,462,291
	$1,955,970	(a)	12/16/25	3 month LIBOR	2.500	(39,390,221)	(39,398,402)
	911,680	(a)	12/16/25	3 month LIBOR	3.000	(8,226,873)	(3,185,811)
NZD	51,620	(a)	12/16/25	3 month NZDOR	3.750	(232,412)	(385,483)
	177,170	(a)	12/16/25	3 month NZDOR	4.000	1,896,947	(1,565,568)
SEK	4,182,700	(a)	12/16/25	3 month STIBOR	1.500	(4,009,378)	(27,926)
AUD	920,170	(a)	12/16/25	3.000	6 month AUDOR	(3,458,263)	8,851,191
	480,960	(a)	12/16/25	6 month AUDOR	3.500	1,425,013	(1,698,087)
GBP	391,480	(a)	12/16/25	6 month BP	2.750	(8,485,358)	(4,273,121)
CAD	381,580	(a)	12/16/25	6 month CDOR	2.500	6,867,774	(4,615,465)
JPY	82,192,400	(a)	12/16/25	6 month JYOR	1.000	(4,869,392)	13,624
	$929,200	(a)	06/24/29	3 month LIBOR	3.218	3,564,976	(44,076,238)
EUR	588,390	(a)	06/08/30	6 month EURO	2.100	(2,072,807)	(14,560,839)
	$925,290	(a)	09/02/30	3 month LIBOR	3.004	(1,218,217)	(13,317,256)
GBP	40,400		12/07/30	6 month BP	2.125	195,895	(1,391,654)
	$136,200	(a)	12/16/30	3 month LIBOR	2.500	920,832	(3,930,703)
EUR	404,720	(a)	12/16/30	6 month EURO	1.000	26,368,296	(3,381,786)
	830,530	(a)	05/11/35	6 month EURO	1.695	13,115,428	10,828,589
	810,310	(a)	12/17/35	2.250	6 month EURO	6,448,986	5,244,863
	$75,630	(a)	12/17/35	3 month LIBOR	3.000	289,994	(504,927)

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	194,010	(a)	12/17/35	6 month BP	2.500%	$(4,232,785)	$1,206,948
JPY	13,900,280	(a)	12/17/35	6 month JYOR	2.000	(953,565)	(608,472)
GBP	31,000		06/08/37	6 month BP	2.100	(1,387,229)	942,978
	19,800		04/15/39	6 month BP	2.060	(659,354)	546,916
CAD	10,680	(a)	09/29/40	6 month CDOR	2.835	44,708	—
	$369,600	(a)	12/16/45	3 month LIBOR	2.750	(956,415)	(15,113,349)
GBP	381,915	(a)	12/16/45	6 month BP	2.250	(13,453,840)	(9,572,518)
EUR	246,990	(a)	12/19/45	1.750%	6 month EURO	636,681	1,848,523
GBP	165,000	(a)	12/19/45	6 month BP	2.500	(6,090,780)	(691,700)
	TOTAL					$(255,463,509)	$24,507,723

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 7.500%, 10/28/27	$13,180	(1.000)%	03/20/19	0.904%	$(17,295)	$(29,377)
Barclays Bank PLC		98,670	(1.000)	03/20/19	0.904	(229,601)	(119,797)
Citibank NA		491,600	(1.000)	03/20/19	0.904	(1,749,651)	8,858
		1,072,530	(1.000)	06/20/19	0.965	(4,284,323)	2,618,707
		26,690	(1.000)	03/20/19	0.904	(35,023)	(59,488)
JPMorgan Securities, Inc.		66,660	(1.000)	03/20/19	0.904	(217,779)	(18,269)
		24,020	(1.000)	06/20/19	0.965	(104,879)	67,576
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	31,800	1.000	06/20/16	0.256	6,538	175,307
Credit Suisse International (London)	Markit CMBX Series 7	49,200	0.500	01/17/47	1.063	(1,881,081)	(182,754)
TOTAL						$(8,513,094)	$2,460,763

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 25	$424,700	1.000%	12/20/20	0.926%	$2,228,280	$(547,944)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	$24,070	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$54,973	$(6,002)
Credit Suisse International (London)	33,199	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 2.064%, Series 13	01/12/44	One month LIBOR	(5,637)	260,054
	32,974	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	One month LIBOR	118,950	(423,164)
	151,198	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(2,015,728)	538,407
	30,199	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	45,361	16,078
Deutsche Bank AG	169,267	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	(132,028)	476,401
JPMorgan Securities, Inc.	22,672	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 13	01/12/44	One month LIBOR	(8,488)	182,236
	68,551	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	One month LIBOR	(889,674)	257,228
	71,998	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(399,691)	(303,712)
	33,056	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	150,470	(83,217)
	31,203	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	87,070	(135,709)
TOTAL					$(2,994,422)	$778,600

#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2015, the Global Income Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$10,600,000	$10,600,036	$10,816,908

REPURCHASE AGREEMENTS — At September 30, 2015, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.110%	$4,203,121
Citigroup Global Markets, Inc.	0.120	3,451,983
Merrill Lynch & Co., Inc.	0.140	2,944,896
TOTAL		$10,600,000

At September 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.270%	05/14/18
Federal Home Loan Banks	1.625 to 5.625	06/13/16 to 09/07/32
Federal Home Loan Mortgage Corp.	2.500 to 8.000	10/01/16 to 07/01/45
Federal National Mortgage Association	1.250 to 6.500	04/01/16 to 10/01/45
Government National Mortgage Association	3.000 to 7.000	05/15/18 to 09/20/45
United States Inflation Indexed Bonds	0.125	07/15/22
United States Treasury Note	0.500 to 2.375	09/30/16 to 12/31/20
United States Treasury Stripped Securities	0.000	02/15/27 to 05/15/44

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $408,819,469, $1,043,760,982, $637,126,199 and $19,312,345,142)	$408,164,529	$1,051,330,661	$620,630,269	$18,669,288,834
Investments of affiliated issuers, at value (cost $405, $82,269,400, $0 and $8,239)	405	82,269,400	—	8,239
Cash	649,972	10,489,219	32,756	19,504,713
Foreign currencies, at value (cost $53,998, $27,721, $298,668 and $12,829,767, respectively)	53,007	27,175	297,687	13,152,980
Unrealized gain on swap contracts	221,842	21,913	44,402	37,990,531
Unrealized gain on forward foreign currency exchange contracts	951,332	483,486	6,139,739	185,257,770
Variation margin on certain derivative contracts	—	—	—	4,467,189
Receivables:
Investments sold on an extended — settlement basis	60,701,564	122,330,313	43,369,371	302,410,545
Investments sold	5,276,648	507,277	3,303,359	140,247,186
Collateral on certain derivative contracts(a)	2,978,707	2,530,812	3,961,800	424,606,496
Interest	2,242,926	5,523,001	3,410,410	143,729,727
Fund shares sold	461,753	44,601,985	39,432,808	11,229,221
Due from broker — upfront payment	90,084	17,430	46,873	6,197,356
Reimbursement from investment adviser	74,200	62,699	89,806	—
Upfront payments made on swap contracts	498	817	1,631	463,362
Collateral on Reverse Repurchase agreements	—	—	—	1,709,863
Other assets	2,002	6,448	3,134	160,954
Total assets	481,869,469	1,320,202,636	720,764,045	19,960,424,966

Liabilities:
Forward sale contracts, at value (proceeds received $22,791,562, $37,095,039, $6,242,344 and $0, respectively)	22,956,563	37,475,781	6,285,000	—
Reverse Repurchase Agreement, at value	997,262	1,233,225	—	22,105,113
Unrealized loss on swap contracts	343,154	1,489	—	94,569,192
Unrealized loss on forward foreign currency exchange contracts	686,521	486,163	1,303,277	86,046,394
Variation margin on certain derivative contracts	127,471	151,511	82,052	10,192,170
Payables:
Investments purchased on an extended — settlement basis	68,116,484	200,305,352	70,956,534	596,861,446
Investments purchased	879,672	10,549,965	2,372,068	76,336,451
Fund shares redeemed	415,608	4,954,791	1,061,785	136,666,747
Management fees	127,193	322,701	318,788	7,979,166
Distribution and Service fees and Transfer Agency fees	74,590	91,119	42,484	2,103,196
Upfront payments received on swap contracts	38,719	15,290	—	11,970,878
Income distribution	27,112	78,693	17,326	7,218,355
Interest Payable on Borrowings	4,727	7,333	—	168,898
Collateral on certain derivative contracts	—	260,000	189,803	2,690,017
Accrued expenses	197,981	191,901	205,290	1,073,876
Total liabilities	94,993,057	256,125,314	82,834,407	1,055,981,899

Net Assets:
Paid-in capital	383,964,384	1,072,465,949	622,759,485	20,425,003,543
Undistributed (distributions in excess of) net investment income	698,407	8,594,717	31,714,536	(144,172,021)
Accumulated net realized gain (loss)	1,732,757	(24,750,723)	(5,608,141)	(782,697,372)
Net unrealized gain (loss)	480,864	7,767,379	(10,936,242)	(593,691,083)
NET ASSETS	$386,876,412	$1,064,077,322	$637,929,638	$18,904,443,067
Net Assets:
Class A	$117,404,100	$141,195,468	$60,838,943	$2,009,194,403
Class C	12,177,281	18,806,548	5,819,936	920,770,302
Institutional	231,481,731	896,195,337	561,276,272	15,496,547,959
Service	14,929	1,901,043	339,905	—
Class IR	19,752,157	4,838,299	9,644,571	467,397,305
Class R	6,036,187	1,130,603	—	10,523,210
Class R6(b)	10,027	10,024	10,011	9,888
Total Net Assets	$386,876,412	$1,064,077,322	$637,929,638	$18,904,443,067
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	11,377,129	13,501,666	4,844,685	203,341,150
Class C	1,180,877	1,788,861	466,931	93,154,990
Institutional	22,437,142	85,342,881	44,766,754	1,568,292,548
Service	1,447	180,940	27,171	—
Class IR	1,921,727	462,281	770,561	47,316,912
Class R	585,600	107,981	—	1,065,737
Class R6(b)	972	954	799	1,001
Net asset value, offering and redemption price per share:(c)
Class A	$10.32	$10.46	$12.56	$9.88
Class C	10.31	10.51	12.46	9.88
Institutional	10.32	10.50	12.54	9.88
Service	10.32	10.51	12.51	—
Class IR	10.28	10.47	12.52	9.88
Class R	10.31	10.47	—	9.87
Class R6(b)	10.32	10.51	12.54	9.88

(a)	Includes segregated cash of $890,000 for the Bond Fund, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin on swap transactions of $2,088,707, $3,990,206, $3,961,800 and $424,606,496 for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.
(b)	Commenced operations on July 31, 2015.
(c)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.72, $10.87, $13.05 and $10.26, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment income:
Interest	$5,876,760	$13,495,457	$6,192,925	$385,907,905
Dividends — unaffiliated issuers	—	—	—	5,671,413
Dividends — affiliated issuers	2,143	4,755	—	30,377
Total investment income	5,878,903	13,500,212	6,192,925	391,609,695

Expenses:
Management fees	956,879	1,937,344	1,779,497	53,185,333
Distribution and Service fees(a)	208,632	280,826	109,486	8,018,116
Custody, accounting and administrative services	169,984	160,519	206,088	1,476,920
Transfer Agency fees(a)	152,531	270,950	144,925	6,018,971
Professional fees	67,026	64,064	63,257	113,627
Registration fees	65,443	56,721	52,512	240,730
Printing and mailing costs	38,176	35,197	41,254	487,667
Trustee fees	13,542	18,352	15,478	27,212
Service Share fees — Shareholder Administration Plan	18	2,386	454	—
Service Share fees — Service Plan	18	2,386	454	—
Other	4,565	17,047	9,766	230,530
Total expenses	1,676,814	2,845,792	2,423,171	69,799,106
Less — expense reductions	(471,882)	(343,888)	(377,268)	(458,552)
Net expenses	1,204,932	2,501,904	2,045,903	69,340,554
NET INVESTMENT INCOME	4,673,971	10,998,308	4,147,022	322,269,141

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(958,894)	654,053	(4,612,571)	(378,075,092)
Futures contracts	2,134,384	2,511,192	1,286,779	259,847
Written options	(101,550)	(267,180)	—	—
Swap contracts	2,996,379	264,979	3,070,543	244,094,570
Forward foreign currency exchange contracts	430,241	322,824	(7,679,828)	79,626,042
Foreign currency transactions	393,514	323,691	3,305,065	83,649,533
Net change in unrealized gain (loss) on:
Investments	(8,745,466)	(19,003,632)	(1,413,147)	(478,039,189)
Futures contracts	(700,956)	476,107	40,697	(2,568,958)
Swap contracts	(367,410)	589,352	(2,606,747)	76,492,296
Forward foreign currency exchange contracts	(52,717)	(151,683)	1,236,406	28,596,859
Foreign currency translation	13,717	1,629	165,299	1,695,727
Net realized and unrealized loss	(4,958,758)	(14,278,668)	(7,207,504)	(344,268,365)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(284,787)	$(3,280,360)	$(3,060,482)	$(21,999,224)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(b)
Bond	$140,575	$59,645	$8,412	$73,099	$7,754	$55,064	$3	$14,423	$2,187	$1
Core Fixed Income	182,693	95,277	2,856	95,000	12,386	159,195	382	3,244	742	1
Global Income	78,128	31,358	—	40,627	4,076	93,693	73	6,455	—	1
Strategic Income	2,940,757	5,053,023	24,336	1,529,194	656,893	3,448,795	—	377,760	6,328	1

(b)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$4,673,971	$5,521,597
Net realized gain (loss)	4,894,074	4,839,244
Net change in unrealized gain (loss)	(9,852,832)	1,112,990
Net increase (decrease) in net assets resulting from operations	(284,787)	11,473,831

Distributions to shareholders:
From net investment income
Class A Shares	(1,208,951)	(1,147,520)
Class B Shares(a)	—	(17,592)
Class C Shares	(83,195)	(130,944)
Institutional Shares	(3,403,360)	(5,401,984)
Service Shares	(147)	(310)
Class IR Shares	(264,450)	(215,201)
Class R Shares	(33,216)	(1,932)
Class R6 Shares(b)	(44)	—
From net realized gains
Class A Shares	—	(758,933)
Class C Shares	—	(151,624)
Institutional Shares	—	(2,898,668)
Service Shares	—	(230)
Class IR Shares	—	(146,579)
Class R Shares	—	(1,545)
Class R6 Shares(b)	—	—
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(b)	—	—
Total distributions to shareholders	(4,993,363)	(10,873,062)

From share transactions:
Proceeds from sales of shares	78,624,545	277,906,927
Reinvestment of distributions	4,725,311	10,233,485
Cost of shares redeemed	(136,795,282)	(98,640,237)
Net increase (decrease) in net assets resulting from share transactions	(53,445,426)	189,500,175
TOTAL INCREASE (DECREASE)	(58,723,576)	190,100,944

Net assets:
Beginning of period	445,599,988	255,499,044
End of period	$386,876,412	$445,599,988
Undistributed (distributions in excess of) net investment income	$698,407	$1,017,799

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015

$10,998,308	$21,695,131	$4,147,022	$7,483,331	$322,269,141	$570,638,704
3,809,559	16,006,646	(4,630,012)	45,743,748	29,554,900	(736,339,322)
(18,088,227)	11,868,359	(2,577,492)	(26,722,377)	(373,823,265)	(491,939,658)
(3,280,360)	49,570,136	(3,060,482)	26,504,702	(21,999,224)	(657,640,276)

(1,599,767)	(3,124,347)	(430,694)	(1,456,880)	(34,204,424)	(89,978,961)
—	(27,740)	21	(5,781)	—	—
(137,121)	(284,053)	(19,835)	(90,663)	(10,894,694)	(23,626,625)
(10,045,110)	(21,321,052)	(3,994,370)	(11,422,559)	(279,705,835)	(605,463,366)
(19,324)	(34,030)	(2,226)	(4,575)	—	—
(60,841)	(69,739)	(80,889)	(139,405)	(9,238,702)	(24,753,453)
(11,063)	(14,716)	—	—	(128,017)	(135,507)
(38)	—	(25)	—	(48)	—

—	—	—	(1,303,585)	—	—
—	—	—	(115,184)	—	—
—	—	—	(8,585,681)	—	—
—	—	—	(3,820)	—	—
—	—	—	(162,396)	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	(231,031)
—	—	—	—	—	(60,664)
—	—	—	—	—	(1,554,593)
—	—	—	—	—	(509)
—	—	—	—	—	(63,396)
—	—	—	—	—	—
(11,873,264)	(24,875,677)	(4,528,018)	(23,290,529)	(334,171,720)	(745,868,105)

224,015,737	222,387,498	187,356,021	238,497,946	2,033,205,883	13,610,453,817
11,314,133	23,337,727	4,411,428	22,753,298	276,020,633	610,293,925
(92,856,713)	(391,122,027)	(65,405,939)	(239,996,406)	(6,173,432,950)	(10,593,267,722)
142,473,157	(145,396,802)	126,361,510	21,254,838	(3,864,206,434)	3,627,480,020
127,319,533	(120,702,343)	118,773,010	24,469,011	(4,220,377,378)	2,223,971,639

936,757,789	1,057,460,132	519,156,628	494,687,617	23,124,820,445	20,900,848,806
$1,064,077,322	$936,757,789	$637,929,638	$519,156,628	$18,904,443,067	$23,124,820,445
$8,594,717	$9,469,673	$31,714,536	$32,095,532	$(144,172,021)	$(132,269,442)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.44	$0.10	$(0.11)	$(0.01)	$(0.11)		$—	$(0.11)
2015 - C	10.44	0.06	(0.12)	(0.06)	(0.07)		—	(0.07)
2015 - Institutional	10.44	0.12	(0.11)	0.01	(0.13)		—	(0.13)
2015 - Service	10.44	0.10	(0.12)	(0.02)	(0.10)		—	(0.10)
2015 - IR	10.40	0.11	(0.11)	—	(0.12)		—	(0.12)
2015 - R	10.43	0.09	(0.11)	(0.02)	(0.10)		—	(0.10)
2015 - R6 (Commenced July 31, 2015)	10.33	0.04	— (e)	0.04	(0.05)		—	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.42	0.17	0.25	0.42	(0.24)		(0.16)	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)		(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)		(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)		(0.16)	(0.39)
2015 - IR	10.38	0.19	0.26	0.45	(0.27)		(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)		(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)		—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)		—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)		—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)		—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)		—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)		—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)		(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)		(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)		(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)		(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)		(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)		(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(f)	(0.33)	(0.64)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(f)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(f)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(f)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(f)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(f)	(0.33)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.
(f)	Includes a tax return of capital amounting to less than $0.01 per share.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.32	(0.08)%	$117,404	0.78	%(d)	1.00	%(d)	2.00	%(d)	344%
10.31	(0.55)	12,177	1.53	(d)	1.75	(d)	1.25	(d)	344
10.32	0.09	231,482	0.44	(d)	0.66	(d)	2.32	(d)	344
10.32	(0.17)	15	0.92	(d)	1.15	(d)	1.84	(d)	344
10.28	0.04	19,752	0.53	(d)	0.75	(d)	2.23	(d)	344
10.31	(0.21)	6,036	1.03	(d)	1.26	(d)	1.82	(d)	344
10.32	0.35	10	0.45	(d)	0.69	(d)	2.50	(d)	344

10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025
10.37	6.89	91,437	0.83		0.99		2.60		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767
10.17	6.06	93,196	0.83		1.00		2.72		673
10.16	5.27	10,824	1.58		1.75		1.99		673
10.17	6.42	198,465	0.49		0.66		3.07		673
10.17	5.91	12	0.99		1.16		2.58		673
10.18	6.32	364	0.58		0.75		2.96		673
10.17	5.80	36	1.08		1.25		2.49		673

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.64	$0.11	$(0.19)	$(0.08)	$(0.10)
2015 - C	10.69	0.07	(0.19)	(0.12)	(0.06)
2015 - Institutional	10.68	0.12	(0.19)	(0.07)	(0.11)
2015 - Service	10.69	0.10	(0.19)	(0.09)	(0.09)
2015 - IR	10.65	0.12	(0.19)	(0.07)	(0.11)
2015 - R	10.65	0.09	(0.19)	(0.10)	(0.08)
2015 - R6 (Commenced July 31, 2015)	10.52	0.04	(0.01)	0.03	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - IR	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)
2012 - C	9.84	0.12	0.53	0.65	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)
2011 - C	9.58	0.14	0.28	0.42	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.46	(0.61)%	$141,195	0.78	%(d)	0.85	%(d)	2.01	%(d)	221%
10.51	(0.97)	18,807	1.53	(d)	1.60	(d)	1.26	(d)	221
10.50	(0.44)	896,195	0.44	(d)	0.51	(d)	2.34	(d)	221
10.51	(0.68)	1,901	0.94	(d)	1.01	(d)	1.85	(d)	221
10.47	(0.49)	4,838	0.53	(d)	0.60	(d)	2.26	(d)	221
10.47	(0.73)	1,131	1.03	(d)	1.10	(d)	1.76	(d)	221
10.51	0.29	10	0.44	(d)	0.52	(d)	2.14	(d)	221

10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782
10.31	7.37	204,327	0.81		0.81		1.90		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687
9.79	5.24	694,255	0.81		0.81		2.13		554
9.84	4.44	27,993	1.56		1.56		1.38		554
9.83	5.58	1,041,837	0.47		0.47		2.45		554
9.84	5.17	3,966	0.97		0.97		1.98		554
9.79	5.39	1,538	0.56		0.56		2.30		554
9.80	4.98	17	1.06		1.06		1.88		554

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$12.76	$0.08	$(0.19)	$(0.11)	$(0.09)	$—	$(0.09)
2015 - C	12.67	0.03	(0.20)	(0.17)	(0.04)	—	(0.04)
2015 - Institutional	12.74	0.10	(0.19)	(0.09)	(0.11)	—	(0.11)
2015 - Service	12.71	0.07	(0.19)	(0.12)	(0.08)	—	(0.08)
2015 - IR	12.72	0.09	(0.19)	(0.10)	(0.10)	—	(0.10)
2015 - R6 (Commenced July 31, 2015)	12.55	0.03	(0.01)	0.02	(0.03)	—	(0.03)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	12.70	0.16	0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06	0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20	0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14	0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - IR	12.66	0.15	0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24	0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28	0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22	0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27	0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.56	(0.89)%	$60,839	1.03	%(d)	1.17	%(d)	1.24	%(d)	108%
12.46	(1.35)	5,820	1.78	(d)	1.92	(d)	0.49	(d)	108
12.54	(0.72)	561,276	0.69	(d)	0.83	(d)	1.57	(d)	108
12.51	(0.97)	340	1.19	(d)	1.33	(d)	1.08	(d)	108
12.52	(0.77)	9,645	0.78	(d)	0.92	(d)	1.49	(d)	108
12.54	0.17	10	0.71	(d)	0.86	(d)	1.35	(d)	108

12.76	5.27	64,939	1.03		1.18		1.26		226
12.67	4.53	6,592	1.77		1.93		0.50		226
12.74	5.63	437,007	0.70		0.84		1.60		226
12.71	5.03	358	1.20		1.34		1.12		226
12.72	5.54	10,261	0.77		0.90		1.20		226
12.70	2.16	61,198	1.04		1.20		1.83		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272
12.55	0.60	7,676	1.78		1.88		1.29		272
12.61	1.62	469,982	0.69		0.79		2.36		272
12.59	1.12	151	1.19		1.29		1.89		272
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.06	$0.14	(c)	$(0.17)	$(0.03)	$(0.15)	$—	$—		$(0.15)
2015 - C	10.06	0.10	(c)	(0.17)	(0.07)	(0.11)	—	—		(0.11)
2015 - Institutional	10.06	0.16	(c)	(0.18)	(0.02)	(0.16)	—	—		(0.16)
2015 - IR	10.06	0.15	(c)	(0.17)	(0.02)	(0.16)	—	—		(0.16)
2015 - R	10.05	0.13	(c)	(0.18)	(0.05)	(0.13)	—	—		(0.13)
2015 - R6 (Commenced July 31, 2015)	10.04	0.05	(c)	(0.16)	(0.11)	(0.05)	—	—		(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.64	0.22	(c)	(0.51)	(0.29)	(0.29)	—	—	(e)	(0.29)
2015 - C	10.64	0.14	(c)	(0.51)	(0.37)	(0.21)	—	—	(e)	(0.21)
2015 - Institutional	10.64	0.25	(c)	(0.50)	(0.25)	(0.33)	—	—	(e)	(0.33)
2015 - IR	10.63	0.24	(c)	(0.49)	(0.25)	(0.32)	—	—	(e)	(0.32)
2015 - R	10.63	0.19	(c)	(0.51)	(0.32)	(0.26)	—	—	(e)	(0.26)
2014 - A	10.46	0.22	(c)	0.21	0.43	(0.25)	—	—		(0.25)
2014 - C	10.46	0.14	(c)	0.21	0.35	(0.17)	—	—		(0.17)
2014 - Institutional	10.46	0.26	(c)	0.21	0.47	(0.29)	—	—		(0.29)
2014 - IR	10.46	0.25	(c)	0.20	0.45	(0.28)	—	—		(0.28)
2014 - R	10.45	0.21	(c)	0.19	0.40	(0.22)	—	—		(0.22)
2013 - A	9.87	0.32	(c)	0.73	1.05	(0.46)	—	—		(0.46)
2013 - C	9.88	0.24	(c)	0.72	0.96	(0.38)	—	—		(0.38)
2013 - Institutional	9.87	0.35	(c)	0.73	1.08	(0.49)	—	—		(0.49)
2013 - IR	9.87	0.34	(c)	0.73	1.07	(0.48)	—	—		(0.48)
2013 - R	9.87	0.30	(c)	0.71	1.01	(0.43)	—	—		(0.43)
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—		(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—		(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—		(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—		(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—		(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011- A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)		(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)		(0.14)
2011- Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)		(0.22)
2011- IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)		(0.21)
2011- R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)		(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$9.88	(0.37)%	$2,009,194	0.90	%(d)	0.91	%(d)	2.79	%(d)	117%
9.88	(0.74)	920,770	1.65	(d)	1.66	(d)	2.05	(d)	117
9.88	(0.20)	15,496,548	0.56	(d)	0.57	(d)	3.13	(d)	117
9.88	(0.24)	467,397	0.65	(d)	0.66	(d)	3.06	(d)	117
9.87	(0.49)	10,523	1.15	(d)	1.16	(d)	2.54	(d)	117
9.88	(1.11)	10	0.55	(d)	0.55	(d)	3.07	(d)	117

10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(d)	1.08	(d)	2.63	(d)	342
10.04	1.81	82,982	1.77	(d)	1.83	(d)	1.81	(d)	342
10.03	2.51	804,517	0.68	(d)	0.74	(d)	2.96	(d)	342
10.03	2.44	25,158	0.77	(d)	0.83	(d)	2.82	(d)	342
10.03	2.09	25	1.27	(d)	1.33	(d)	2.07	(d)	342

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, IR, R and R6	Diversified
Global Income	A, C, Institutional, Service, IR and R6	Non-diversified
Strategic Income	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 commenced operations July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

v.  Structured Notes —The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM and GSAMI to not represent fair value, equity securities and exchange traded

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Secured Borrowings — Secured Borrowings are valued at their contractual amounts, which approximates fair value and are generally classified as Level 2 of the fair value hierarchy.

i. Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA.

The funds are required to deliver securities as collateral to the counterparty that exceeds the value of the reverse repurchase agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM and GSAMI did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2015:

BOND FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$110,729,468	$—
Mortgage-Backed Obligations	—	133,171,913	1,315,590
U.S. Treasury Obligations and/or Other U.S. Government Agencies	68,222,612	8,927,345	—
Asset-Backed Securities	—	42,589,410	8,700,000
Foreign Debt Obligations	6,604,063	8,351,114	—
Structured Note	—	947,418	—
Municipal Debt Obligations	—	5,490,582	—
Government Guarantee Obligations	—	9,865,014	—
Investment Company	405	—	—
Short-term Investments	—	3,250,000	—
Total	$74,827,080	$323,322,264	$10,015,590
Liabilities
Reverse Repurchase Agreements	$—	$(997,262)	$—
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	—	(22,956,563)	—
Total	$—	$(23,953,825)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$951,332	$—
Futures Contracts(a)	600,852	—	—
Interest Rate Swap Contracts(a)	—	2,896,641	—
Credit Default Swap Contracts(a)	—	22,732	—
Total	$600,852	$3,870,705	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(686,521)	$—
Futures Contracts	(296,653)	—	—
Interest Rate Swap Contracts	—	(2,191,602)	—
Credit Default Swap Contracts	—	(2,583)	—
Total	$(296,653)	$(2,880,706)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2015:

BOND FUND (continued)
	Mortgage-Backed Securities	Asset-Backed Securities
Beginning Balance as of April 1, 2015	$—	$3,430,810
Realized gain (loss)	206	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	71,743	37
Purchases	1,245,934	7,016,963
Sales	(2,293)	—
Transfers out of Level 3	—	(1,747,810)
Ending Balance as of September 30, 2015	$1,315,590	$8,700,000

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$331,027,032	$—
Mortgage-Backed Obligations	—	360,199,996	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	137,235,016	47,360,642	—
Asset-Backed Securities	—	79,215,248	—
Foreign Debt Obligations	5,465,228	26,125,982	—
Municipal Debt Obligations	—	9,084,873	—
Government Guarantee Obligations	—	38,122,468	—
Investment Company	82,269,400	—	—
Short-term Investments	—	17,494,176	—
Total	$224,969,644	$908,630,417	$—
Liabilities
Reverse Repurchase Agreements	$—	$(1,233,225)	$—
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	—	(37,475,781)	—
Total	$—	$(38,709,006)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$483,486	$—
Futures Contracts	750,078	—	—
Interest Rate Swap Contracts	—	1,937,198	—
Credit Default Swap Contracts	—	21,913	—
Total	$750,078	$2,442,597	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(486,163)	$—
Futures Contracts	(178,137)	—	—
Interest Rate Swap Contracts	—	(1,946,997)	—
Credit Default Swap Contracts	—	(1,489)	—
Total	$(178,137)	$(2,434,649)	$—

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$170,323,538	$65,033,781	$—
Corporate Obligations	—	126,737,830	—
Foreign Debt Obligations	—	10,311,915	—
Asset-Backed Securities	—	44,294,777	9,450,000
Mortgage-Backed Obligations	—	105,307,314	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	41,432,327	3,397,420	—
Government Guarantee Obligations	—	29,893,599	—
Short-term Investments	—	14,350,000	—
Total	$211,755,865	$399,326,636	$9,450,000
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,285,000)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$97,768	$—
Forward Foreign Currency Exchange Contracts(a)	—	6,139,739	—
Futures Contracts(a)	710,075	—	—
Interest Rate Swap Contracts(a)	—	2,956,868	—
Credit Default Swap Contracts(a)	—	44,402	—
Total	$710,075	$9,238,777	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,303,277)	$—
Futures Contracts	(311,393)	—	—
Interest Rate Swap Contracts	—	(2,528,404)	—
Credit Default Swap Contracts	—	(107,946)	—
Total	$(311,393)	$(3,939,627)	$—

The following is a reconciliation of Level 3 investments for the period ended September 30, 2015:

Asset-Backed Securities
Beginning Balance as of April 1, 2015	$—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	40
Purchases	9,449,960
Ending Balance as of September 30, 2015	$9,450,000

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$3,151,235,422	$—
Mortgage-Backed Obligations	—	2,899,439,316	62,709,777
U.S. Treasury Obligations and/or Other U.S. Government Agencies	2,415,868,524	46,241,363	—
Asset-Backed Securities	—	3,523,515,959	411,500,000
Foreign Debt Obligations	824,221,833	2,572,290,024	—
Structured Note	—	4,303,817	—
Municipal Debt Obligations	—	325,891,081	—
Government Guarantee Obligations	—	387,483,885	—
Senior Term Loans	—	893,567,146	33,190,500
Common Stock and/or Other Equity Investments(b)
North America	7,618,750	112,272,391	—
Europe	—	31,648,022	—
Investment Company	8,239	—	—
Short-term Investments	—	966,291,024	—
Total	$3,247,717,346	$14,914,179,450	$507,400,277
Liabilities
Reverse Repurchase Agreements	$—	$(22,105,113)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$185,257,770	$—
Futures Contracts	11,415,927	—	—
Interest Rate Swap Contracts	—	270,851,611	—
Credit Default Swap Contracts	—	2,870,448	—
Total Return Swap Contracts	—	1,730,404	—
Total	$11,415,927	$460,710,233	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(86,046,394)	$—
Futures Contracts	(29,778,592)	—	—
Interest Rate Swap Contracts	—	(306,161,912)	—
Credit Default Swap Contracts	—	(957,629)	—
Total Return Swap Contracts	—	(951,804)	—
Total	$(29,778,592)	$(394,117,739)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following is a reconciliation of Level 3 investments for the period ended September 30, 2015:

	Mortgage-Backed Obligations	Asset-Backed Securities	Senior Term Loans
Beginning Balance as of April 1, 2015	$—	$—	$102,685,355
Realized gain (loss)	9,803	—	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	3,419,736	1,728	(4,831,177)
Purchases	59,389,537	411,498,272	30,735,250
Sales	(109,299)	—	—
Amortization	—	—	146,427
Transfers out of Level 3	—	—	(95,545,355)
Ending Balance as of September 30, 2015	$62,709,777	$411,500,000	$33,190,500

Securities transferred in and out of Level 3 were primarily due to pricing of floating rate bank loans based on single broker quotes.

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$3,497,493	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,488,255)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	22,732	(a)	Payable for unrealized loss on swap contracts	(2,583)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	951,332		Payable for unrealized loss on forward foreign currency exchange contracts	(686,521)
Total		$4,471,557			$(3,177,359)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$2,687,276	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,125,134)	(a)
Credit	Receivable for unrealized gain on swap contracts	21,913		Payable for unrealized loss on swap contracts	(1,489)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	483,486		Payable for unrealized loss on forward foreign currency exchange contracts	(486,163)
Total		$3,192,675			$(2,612,786)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$3,666,943	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(2,839,797)	(a)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	44,402		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(107,946)	(b)
Currency	Receivable for unrealized gain on investments and forward foreign currency exchange contracts	6,237,507		Payable for unrealized loss on forward foreign currency exchange contracts	(1,303,277)
Total		$9,948,852			$(4,251,020)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$283,997,942	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(336,892,308)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	2,870,448		Payable for unrealized loss on swap contracts	(957,629)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	185,257,770		Payable for unrealized loss on forward foreign currency exchange contracts	(86,046,394)
Total		$472,126,160			$(423,896,331)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,202,155, $1,489, $5,305,702 and $94,569,192 for Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$4,882,445	$(928,599)	1,120
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	132,993	(139,767)	41
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$430,241	$(52,717)	288
Total		$5,445,679	$(1,121,083)	1,449

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$2,478,359	$1,086,243	1,277
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	19,865	(20,784)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	322,824	(151,683)	132
Total		$2,821,048	$913,776	1,411

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$3,733,958	$(2,375,035)	1,035	(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	611,546	(191,015)	3
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	$(7,821,680)	$1,376,115	445
Total		$(3,476,176)	$(1,189,935)	1,483

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$253,421,437	$80,522,926	35,750
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(9,067,020)	18,525,742	50
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	79,626,042	28,596,859	307
Total		$323,980,459	$127,645,527	36,107

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2015:

Bond Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$309	$28,800	$29,109	$—	$(36,457)	$(36,457)	$(7,348)	$—	$(7,348)
Barclays Bank PLC	1,954	34,475	36,429	(226)	(33,298)	(33,524)	2,905	—	2,905
BNP Paribas SA	—	9,547	9,547	—	(10,663)	(10,663)	(1,116)	—	(1,116)
Citibank NA	23,496	—	23,496	(268,398)	—	(268,398)	(244,902)	41,692	(203,210)
Citibank NA (London)	—	135,321	135,321	—	(79,628)	(79,628)	55,693	—	55,693
Credit Suisse International (London)	13,369	17,670	31,039	(1,135)	(10,812)	(11,947)	19,092	—	19,092
Deutsche Bank AG	71,074	—	71,074	—	—	—	71,074	—	71,074
Deutsche Bank AG (London)	—	85,390	85,390	—	(52,098)	(52,098)	33,292	—	33,292
HSBC Bank PLC	—	37,233	37,233	—	(27,691)	(27,691)	9,542	—	9,542
JPMorgan Securities, Inc.	92,366	73,784	166,150	(48,674)	(59,433)	(108,107)	58,043	—	58,043
Morgan Stanley & Co. International PLC	19,274	27,159	46,433	(24,721)	(50,339)	(75,060)	(28,627)	—	(28,627)
Royal Bank of Canada	—	286,702	286,702	—	(39,394)	(39,394)	247,308	—	247,308
Royal Bank of Scotland PLC	—	19,219	19,219	—	(44,936)	(44,936)	(25,717)	—	(25,717)
Standard Chartered Bank	—	32,153	32,153	—	(44,707)	(44,707)	(12,554)	—	(12,554)
State Street Bank and Trust	—	7,568	7,568	—	(22,794)	(22,794)	(15,226)	—	(15,226)
UBS AG (London)	—	100,200	100,200	—	(92,802)	(92,802)	7,398	—	7,398
Westpac Banking Corp.	—	56,111	56,111	—	(81,469)	(81,469)	(25,358)	—	(25,358)
Total	$221,842	$951,332	$1,173,174	$(343,154)	$(686,521)	$(1,029,675)	$143,499	$41,692	$185,191

Global Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)		Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$29,769	$122,313	$152,082	$(56,239)	$(56,239)	$95,843	$—	$95,843
Barclays Bank PLC	—	—	115,001	115,001	(27,312)	(27,312)	87,689	—	87,689
BNP Paribas SA	97,768	—	188,941	286,709	(152,562)	(152,562)	134,147	—	134,147
Citibank NA	—	—	36,798	36,798	(22,246)	(22,246)	14,552	—	14,552
Credit Suisse International (London)	—	—	1,218,596	1,218,596	(12,619)	(12,619)	1,205,977	—	1,205,977
Deutsche Bank AG	—	—	99,128	99,128	(36,674)	(36,674)	62,454	—	62,454
HSBC Bank PLC	—	—	238,665	238,665	(200,576)	(200,576)	38,089	—	38,089
JPMorgan Securities, Inc.	—	—	1,070,375	1,070,375	(87,611)	(87,611)	982,764	—	982,764
Morgan Stanley & Co.	—	—	31,773	31,773	(57,521)	(57,521)	(25,748)	—	(25,748)
Morgan Stanley & Co. International PLC	—	14,633	—	14,633	—	—	14,633	(14,633)	—
Royal Bank of Canada	—	—	59,026	59,026	(55,830)	(55,830)	3,196	—	3,196
Royal Bank of Scotland PLC	—	—	22,595	22,595	(48,680)	(48,680)	(26,085)	—	(26,085)
Standard Chartered Bank	—	—	2,166,501	2,166,501	(58,921)	(58,921)	2,107,580	—	2,107,580
State Street Bank and Trust	—	—	351,303	351,303	(250,911)	(250,911)	100,392	—	100,392
UBS AG (London)	—	—	182,295	182,295	(111,219)	(111,219)	71,076	—	71,076
Westpac Banking Corp.	—	—	236,429	236,429	(124,356)	(124,356)	112,073	—	112,073
Total	$97,768	$44,402	$6,139,739	$6,281,909	$(1,303,277)	$(1,303,277)	$4,978,632	$(14,633)	$4,963,999

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$6,599,168	$10,616,445	$17,215,613	$(9,147,404)	$(2,833,514)	$(11,980,918)	$5,234,695	$—	$5,234,695
Barclays Bank PLC	2,272,687	3,596,446	5,869,133	(6,535,581)	(3,735,943)	(10,271,524)	(4,402,391)	4,180,000	(222,391)
BNP Paribas SA	—	1,360,701	1,360,701	—	(1,111,198)	(1,111,198)	249,503	—	249,503
Citibank NA	5,816,364	46,045,174	51,861,538	(11,667,444)	(27,087,273)	(38,754,717)	13,106,821	—	13,106,821
Credit Suisse International (London)	814,539	1,628,175	2,442,714	(1,220,591)	(965,068)	(2,185,659)	257,055	—	257,055
Deutsche Bank AG	9,104,201	17,050,952	26,155,153	(32,602,887)	(5,244,580)	(37,847,467)	(11,692,314)	11,692,314	—
Deutsche Bank AG (London)	895,649	—	895,649	(1,279,354)	—	(1,279,354)	(383,705)	—	(383,705)
HSBC Bank PLC	—	3,416,574	3,416,574	—	(1,745,676)	(1,745,676)	1,670,898	—	1,670,898
HSBC Securities, Inc.	—	—	—	—	(759,152)	(759,152)	(759,152)	—	(759,152)
JPMorgan Chase Bank (London)	—	—	—	(1,639,945)	—	(1,639,945)	(1,639,945)	—	(1,639,945)
JPMorgan Securities, Inc.	6,207,113	7,381,267	13,588,380	(25,034,033)	(6,744,580)	(31,778,613)	(18,190,233)	18,190,233	—
Morgan Stanley & Co.	—	2,424,239	2,424,239	—	(4,694,050)	(4,694,050)	(2,269,811)	—	(2,269,811)
Morgan Stanley & Co. International PLC	6,280,810	—	6,280,810	(5,441,953)	—	(5,441,953)	838,857	—	838,857
Royal Bank of Canada	—	10,700,016	10,700,016	—	(2,604,325)	(2,604,325)	8,095,691	—	8,095,691
Royal Bank of Scotland PLC	—	1,808,193	1,808,193	—	(3,869,181)	(3,869,181)	(2,060,988)	—	(2,060,988)
Standard Chartered Bank	—	56,221,940	56,221,940	—	(4,427,457)	(4,427,457)	51,794,483	—	51,794,483
State Street Bank and Trust	—	9,121,666	9,121,666	—	(4,166,683)	(4,166,683)	4,954,983	—	4,954,983
UBS AG (London)	—	8,593,868	8,593,868	—	(8,273,545)	(8,273,545)	320,323	—	320,323
Westpac Banking Corp.	—	5,292,114	5,292,114	—	(7,784,169)	(7,784,169)	(2,492,055)	—	(2,492,055)
Total	$37,990,531	$185,257,770	$223,248,301	$(94,569,192)	$(86,046,394)	$(180,615,586)	$42,632,715	$34,062,547	$76,695,262
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2015, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.45	0.41	0.39	0.38	0.37	0.45	0.41	*
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.50	0.50

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	Effective December 1, 2014, GSAM agreed to waive a portion of its management fee for the Bond Fund in order to achieve the effective net management rate of 0.41% as an annual percentage rate of the average daily net assets of the Fund through at least July 29, 2016. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

The Bond, Core Fixed Income, and Strategic Income Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund. This Underlying Fund is considered to be affiliated with the Funds. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the six months ended September 30, 2015, GSAM waived $36,696, $60,142 and $458,552, of such Fund’s management fee for the Bond Fund, Core Fixed Income Fund, and Strategic Income Fund, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2015, Goldman Sachs advised that it retained the following amounts:

Fund	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Bond	$1,751	$1
Core Fixed Income	2,365	972
Global Income	1,882	—
Strategic Income	57,031	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares, 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.004%, 0.014%, 0.004% and 0.054%, respectively. The Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Bond	$121,752	$350,130	$471,882
Core Fixed Income	60,142	283,746	343,888
Global Income	—	377,268	377,268
Strategic Income	458,552	—	458,552

G.  Line of Credit Facility — As of September 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2015, Goldman Sachs earned $24,527, $28,682, $25,125 and $1,172,681 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.

As of September 30, 2015, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	25%	27%

As of September 30, 2015, Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class R6 Shares of the following Funds:

Fund	Class R6
Bond Fund	100%
Core Fixed Income	100%
Global Income	100%
Strategic Income	100%

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in this affiliated Fund for the six months ended September 30, 2015:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Market Value 9/30/15	Dividend Income
Bond Fund	Goldman Sachs Financial Square Government Fund	$113,325,598	$226,107,608	$339,432,801	$405	$2,143
Core Fixed Income Fund	Goldman Sachs Financial Square Government Fund	104,601,189	347,529,296	369,861,085	82,269,400	4,755
Strategic Income	Goldman Sachs Financial Square Government Fund	325,124,425	9,211,999,107	9,537,115,293	8,239	30,377

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2015 were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchased (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$1,308,343,724	$78,846,301	$1,322,215,376	$68,369,477
Core Fixed Income	2,282,534,642	162,318,592	2,068,002,196	99,238,410
Global Income	470,587,359	183,392,750	432,976,269	125,663,461
Strategic Income	13,603,211,124	8,225,469,342	16,824,487,983	8,197,726,620

The table below summarizes the reverse repurchase agreement activity for the six month period ended September 30, 2015:

Fund Name	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Bond Fund	$2,559,002	0.71%	33
Core Fixed Income Fund	2,320,490	1.27	34
Strategic Income Fund	29,442,589	1.37	30

As of September 30, 2015 the remaining contractual maturity of all reverse repurchase agreements was greater than 90 days for all Funds. The gross value of reverse repurchase agreements is reported on the Statement of Assets and Liabilities. The amount of recognized liabilities related to corporate obligations for the Bond and Core Fixed Income Funds was $997,262 and $1,233,225 respectively. The amount of recognized liabilities for the Strategic Income Fund was $22,105,113, of which $20,988,750 was related to corporate obligations and $1,116,363 was related to Foreign Debt Obligations.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

7. TAX INFORMATION

As the Fund’s most recent fiscal year ended March 31, 2015, the Fund’s timing differences, on tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Capital loss carryforwards:
Expiring 2018	$—	$(23,313,600)	$—	$—
Perpetual Long-Term	—	—	—	(26,542,356)
Total capital loss carryforwards	$—	$(23,313,600)	$—	$(26,542,356)
Timing differences (Qualified Late Year Loss Deferral, Straddle Deferral and Distribution Payable)	$(2,526,750)	$(5,181,427)	$(1,156,857)	$(821,862,649)

As of September 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$408,982,742	$1,126,218,023	$637,314,423	$19,334,169,324
Gross unrealized gain	7,221,331	19,933,421	5,964,889	211,874,131
Gross unrealized loss	(9,036,401)	(13,784,608)	(22,649,043)	(898,851,495)
Net unrealized gains (losses)	$(1,815,070)	$6,148,813	$(16,684,154)	$(686,977,364)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, foreign currency contracts, inflation protected securities, material modification of debt securities, underlying fund investments, and differences related to the tax treatment of swap transactions.

GSAM and GSAMI have reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

9. INDEMNIFICATIONS

developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Global Income Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,500,487	$25,725,195	8,072,473	$84,508,818
Reinvestment of distributions	110,219	1,137,893	165,537	1,732,419
Shares converted from Class B(a)	—	—	84,367	891,377
Shares redeemed	(1,450,690)	(14,982,274)	(1,406,921)	(14,777,926)
	1,160,016	11,880,814	6,915,456	72,354,688
Class B Shares
Shares sold	—	—	5,448	56,966
Reinvestment of distributions	—	—	1,373	14,480
Shares converted to Class A(a)	—	—	(84,447)	(891,377)
Shares redeemed	—	—	(137,420)	(1,450,088)
	—	—	(215,046)	(2,270,019)
Class C Shares
Shares sold	196,761	2,036,017	613,552	6,445,571
Reinvestment of distributions	6,382	65,873	21,063	220,162
Shares redeemed	(154,272)	(1,591,808)	(203,431)	(2,134,205)
	48,871	510,082	431,184	4,531,528
Institutional Shares
Shares sold	4,038,327	41,733,049	15,787,785	165,285,733
Reinvestment of distributions	314,881	3,252,068	754,297	7,902,566
Shares redeemed	(10,846,835)	(111,886,914)	(7,540,706)	(79,458,639)
	(6,493,627)	(66,901,797)	9,001,376	93,729,660
Service Shares
Reinvestment of distributions	14	147	52	540
	14	147	52	540
Class IR Shares
Shares sold	287,916	2,960,430	2,043,425	21,313,093
Reinvestment of distributions	25,651	263,885	34,738	361,772
Shares redeemed	(764,609)	(7,818,463)	(72,141)	(751,307)
	(451,042)	(4,594,148)	2,006,022	20,923,558
Class R Shares
Shares sold	600,314	6,159,849	28,431	296,746
Reinvestment of distributions	524	5,405	148	1,546
Shares redeemed	(50,086)	(515,818)	(6,487)	(68,072)
	550,752	5,649,436	22,092	230,220
Class R6 Shares(b)
Shares sold	968	10,005	—	—
Reinvestment of distributions	4	40	—	—
Shares redeemed	—	(5)	—	—
	972	10,040	—	—
NET INCREASE (DECREASE)	(5,184,044)	$(53,445,426)	18,161,136	$189,500,175

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,232,225	$12,906,711	5,099,659	$53,735,846
Reinvestment of distributions	148,439	1,555,823	287,467	3,034,550
Shares converted from Class B(a)	—	—	31,881	335,465
Shares redeemed	(2,044,711)	(21,425,134)	(4,191,307)	(44,170,106)
	(664,047)	(6,962,600)	1,227,700	12,935,755
Class B Shares(a)
Shares sold	—	—	11,588	122,357
Reinvestment of distributions	—	—	2,308	24,367
Shares converted to Class A	—	—	(31,755)	(335,465)
Shares redeemed	—	—	(330,928)	(3,496,749)
	—	—	(348,787)	(3,685,490)
Class C Shares
Shares sold	170,986	1,804,201	438,581	4,651,241
Reinvestment of distributions	12,026	126,753	24,841	263,520
Shares redeemed	(215,628)	(2,271,832)	(583,801)	(6,182,549)
	(32,616)	(340,878)	(120,379)	(1,267,788)
Institutional Shares
Shares sold	19,901,112	208,573,524	14,960,991	158,423,574
Reinvestment of distributions	907,479	9,550,758	1,879,885	19,917,051
Shares redeemed	(6,487,644)	(68,302,076)	(31,748,821)	(335,879,047)
	14,320,947	149,822,206	(14,907,945)	(157,538,422)
Service Shares
Shares sold	13,233	139,481	64,012	677,867
Reinvestment of distributions	923	9,719	1,363	14,447
Shares redeemed	(9,295)	(97,854)	(65,443)	(690,563)
	4,861	51,346	(68)	1,751
Class IR Shares
Shares sold	41,648	436,330	389,647	4,104,801
Reinvestment of distributions	5,800	60,843	6,584	69,739
Shares redeemed	(59,974)	(628,353)	(53,734)	(567,992)
	(12,526)	(131,180)	342,497	3,606,548
Class R Shares
Shares sold	13,909	145,485	63,511	671,812
Reinvestment of distributions	972	10,200	1,328	14,053
Shares redeemed	(12,599)	(131,459)	(12,756)	(135,021)
	2,282	24,226	52,083	550,844
Class R6 Shares(b)
Shares sold	951	10,005	—	—
Reinvestment of distributions	4	37	—	—
Shares redeemed	(1)	(5)	—	—
	954	10,037	—	—
NET INCREASE (DECREASE)	13,619,855	$142,473,157	(13,754,899)	$(145,396,802)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	653,745	$8,209,295	1,586,338	$20,325,913
Reinvestment of distributions	33,222	417,460	210,095	2,675,011
Shares converted from Class B(a)	—	—	18,795	243,133
Shares redeemed	(931,601)	(11,686,633)	(1,546,288)	(19,861,472)
	(244,634)	(3,059,878)	268,940	3,382,585
Class B Shares
Shares sold	—	—	2,457	31,682
Reinvestment of distributions	—	—	368	4,712
Shares converted to Class A(a)	—	—	(18,868)	(243,133)
Shares redeemed	—	—	(67,729)	(871,960)
	—	—	(83,772)	(1,078,699)
Class C Shares
Shares sold	27,040	339,323	229,686	2,915,333
Reinvestment of distributions	1,445	18,030	14,547	183,561
Shares redeemed	(81,960)	(1,018,540)	(95,731)	(1,221,241)
	(53,475)	(661,187)	148,502	1,877,653
Institutional Shares
Shares sold	14,117,746	176,435,999	16,097,969	205,279,334
Reinvestment of distributions	310,376	3,893,216	1,539,528	19,582,924
Shares redeemed	(3,962,628)	(49,796,168)	(16,999,841)	(217,509,193)
	10,465,494	130,533,047	637,656	7,353,065
Service Shares
Shares sold	5,754	72,313	31,658	405,008
Reinvestment of distributions	146	1,827	417	5,289
Shares redeemed	(6,892)	(86,243)	(22,770)	(292,806)
	(992)	(12,103)	9,305	117,491
Class IR Shares
Shares sold	183,244	2,289,086	742,176	9,540,676
Reinvestment of distributions	6,457	80,873	23,848	301,801
Shares redeemed	(226,105)	(2,818,350)	(18,837)	(239,734)
	(36,404)	(448,391)	747,187	9,602,743
Class R6 Shares(b)
Shares sold	797	10,005	—	—
Reinvestment of distributions	2	22	—	—
Shares redeemed	—	(5)	—	—
	799	10,022	—	—
ILA Cash Management Shares Shares
NET INCREASE	10,130,788	$126,361,510	1,727,818	$21,254,838

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,783,435	$188,943,804	139,942,256	$1,468,550,175
Reinvestment of distributions	3,239,226	32,488,686	8,316,052	86,539,197
Shares redeemed	(81,967,656)	(822,613,230)	(232,189,012)	(2,424,542,617)
	(59,944,995)	(601,180,740)	(83,930,704)	(869,453,245)
Class C Shares
Shares sold	4,338,198	43,632,031	41,310,685	434,597,330
Reinvestment of distributions	852,635	8,553,770	1,770,115	18,371,732
Shares redeemed	(20,994,532)	(211,004,332)	(29,695,594)	(307,734,078)
	(15,803,699)	(158,818,531)	13,385,206	145,234,984
Institutional Shares
Shares sold	173,650,724	1,745,919,656	1,075,029,579	11,278,202,983
Reinvestment of distributions	22,503,568	225,663,084	46,283,903	480,503,449
Shares redeemed	(485,127,266)	(4,869,679,495)	(718,001,633)	(7,425,931,157)
	(288,972,974)	(2,898,096,755)	403,311,849	4,332,775,275
Class IR Shares
Shares sold	5,109,236	51,362,594	40,287,154	423,066,106
Reinvestment of distributions	920,266	9,227,460	2,380,769	24,732,972
Shares redeemed	(26,745,936)	(268,003,814)	(41,947,589)	(433,303,517)
	(20,716,434)	(207,413,760)	720,334	14,495,561
Class R Shares
Shares sold	332,594	3,337,793	578,286	6,037,223
Reinvestment of distributions	8,746	87,587	14,134	146,575
Shares redeemed	(212,290)	(2,132,074)	(168,664)	(1,756,353)
	129,050	1,293,306	423,756	4,427,445
Class R6 Shares(a)
Shares sold	997	10,005	—	—
Reinvestment of distributions	5	46	—	—
Shares redeemed	(1)	(5)	—	—
	1,001	10,046	—	—
ILA Cash Management Shares Shares
NET INCREASE (DECREASE)	(385,308,051)	$(3,864,206,434)	333,910,441	$3,627,480,020

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015, which represents a period of 183 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*
Class A
Actual	$1,000.00	$999.20		$3.90	$1,000.00	$993.90		$3.89	$1,000.00	$991.10		$5.13	$1,000.00	$996.30		$4.49
Hypothetical 5% return	1,000.00	1,021.10	+	3.94	1,000.00	1,021.10	+	3.94	1,000.00	1,019.85	+	5.20	1,000.00	1,020.50	+	4.55
Class C
Actual	1,000.00	994.50		7.63	1,000.00	990.30		7.61	1,000.00	986.50		8.84	1,000.00	992.60		8.22
Hypothetical 5% return	1,000.00	1,017.35	+	7.72	1,000.00	1,017.35	+	7.72	1,000.00	1,016.10	+	8.97	1,000.00	1,016.75	+	8.32
Institutional
Actual	1,000.00	1,000.90		2.20	1,000.00	995.60		2.20	1,000.00	992.80		3.44	1,000.00	998.00		2.80
Hypothetical 5% return	1,000.00	1,022.80	+	2.23	1,000.00	1,022.80	+	2.23	1,000.00	1,021.55	+	3.49	1,000.00	1,022.20	+	2.83
Service
Actual	1,000.00	998.30		4.60	1,000.00	993.20		4.68	1,000.00	990.30		5.92	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.40	+	4.65	1,000.00	1,020.30	+	4.75	1,000.00	1,019.05	+	6.01	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,000.40		2.65	1,000.00	995.10		2.64	1,000.00	992.30		3.88	1,000.00	997.60		3.25
Hypothetical 5% return	1,000.00	1,022.35	+	2.68	1,000.00	1,022.35	+	2.68	1,000.00	1,021.10	+	3.94	1,000.00	1,021.75	+	3.29
Class R
Actual	1,000.00	997.90		5.14	1,000.00	992.70		5.13	N/A	N/A		N/A	1,000.00	995.10		5.74
Hypothetical 5% return	1,000.00	1,019.85	+	5.20	1,000.00	1,019.85	+	5.20	N/A	N/A		N/A	1,000.00	1,019.25	+	5.81
Class R6(a)
Actual	1,000.00	1,000.00		0.75	1,000.00	1,002.90		0.73	1,000.00	1,001.70		1.18	1,000.00	1,000.00		0.92
Hypothetical 5% return	1,000.00	1,007.58	+	0.75	1,000.00	1,007.60		0.74	1,000.00	1,007.15	+	1.19	1,000.00	1,007.42	+	0.92

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Bond	0.78	1.53	0.44	0.92	0.53	1.03	0.45
Core Fixed Income	0.78	1.53	0.44	0.94	0.53	1.03	0.44
Global Income	1.03	1.78	0.69	1.19	0.78	N/A	0.71
Strategic Income	0.90	1.65	0.56	N/A	0.65	1.15	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and Goldman Sachs Strategic Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Bond, Core Fixed Income, and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income Fund with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Advisers and their affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Advisers and their portfolio management teams;
(ii)	the groups within the Investment Advisers and their affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Advisers’ financial resources and ability to hire and retain talented personnel and strengthen their operations; and
(v)	the parent company’s support of the Investment Advisers and their mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Advisers (with the exception of the Global Income Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Advisers indicating the Investment Advisers’ views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Advisers manage other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)

the undertakings of GSAM to waive a portion of its management fee with respect to the Bond Fund and the undertakings of the Investment Advisers to limit certain expenses of each Fund that exceed specified levels, and a summary of

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

contractual fee reductions made by the Investment Advisers and/or their affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Advisers and their affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds, including the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Advisers;
(l)	information regarding portfolio trading and how the Investment Advisers carry out their duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Advisers’ general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(o)	the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest; their approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers and their affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. They also noted the Investment Advisers’ commitment to maintaining high quality systems. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Advisers using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Funds’ performance (with the exception of the Global Income Fund) to that of composites of accounts with comparable investment strategies managed by the Investment Advisers.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Bond Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three- and five-year periods and third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2015. They also noted changes to the Fund’s target duration made in September 2014. They noted that the Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2015. The Trustees noted that the Global Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2015. The Trustees observed that the Strategic Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three-year period and in the fourth quartile for the one-year period; had outperformed the Fund’s LIBOR-based benchmark index by 3.95% for the three-year period and underperformed by 2.70% for the one-year period; and had outperformed the average performance of a group of competitor funds, as determined by GSAM, for the three-year period and underperformed for the one-year period ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered GSAM’s undertakings to waive a portion of its management fees with respect to the Bond Fund and the Investment Advisers’ undertakings to limit certain expenses of each Fund that exceed specified levels. They also considered, to the extent that the Investment Advisers manage other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Advisers’ expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
First $1 billion	0.45%	0.40%	0.65%	0.60%
Next $1 billion	0.41	0.36	0.59	0.54
Next $3 billion	0.39	0.34	0.56	0.51
Next $3 billion	0.38	0.33	0.55	0.50
Over $8 billion	0.37	0.32	0.54	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and GSAM’s undertakings to waive a portion of its management fees with respect to the Bond Fund and the Investment Advisers’ undertakings to limit certain expenses of each Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Core Fixed Income and Strategic Income Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Free Money Market Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary
GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2015 Goldman, Sachs & Co. All rights reserved. 172508.MF.MED.TMPL/11/2015 MSFISAR-15/155K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2015